UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09223

                          Pioneer Strategic Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end: September 30


Date of reporting period: October 1, 2017 through September 30, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.



                       Pioneer Strategic
                       Income Fund

--------------------------------------------------------------------------------
                       Annual Report | September 30, 2018
--------------------------------------------------------------------------------

                       Ticker Symbols:

                       Class A     PSRAX
                       Class C     PSRCX
                       Class K     STRKX
                       Class R     STIRX
                       Class Y     STRYX

                       [LOGO]   Amundi Pioneer
                                ==============
                              ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                          87

Notes to Financial Statements                                                 96

Report of Independent Registered Public Accounting Firm                      116

Additional Information                                                       118

Approval of Investment Management Agreement                                  120

Trustees, Officers and Service Providers                                     125

                       Pioneer Strategic Income Fund | Annual Report | 9/30/18 1

President's Letter

Through the third quarter of 2018, the U.S. stock market, as measured by the Standard & Poor's 500 Index (the S&P 500), has returned more than 10%, while bond markets, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, have been negative, returning -1.6%.

The momentum in the equity market has been driven by several factors, including overall positive corporate earnings reports and a strong U.S. economy. U.S. gross domestic product (GDP) growth exceeded 4% in the second quarter of 2018 and was expected to top 3% once again in the third quarter. The low unemployment rate has continued, with initial jobless claims hitting a multi-decade low and consumer and small-business confidence achieving levels not seen in many years.

Despite the good economic news, and even though wages have been rising, inflation expectations have not risen significantly. For its part, the U.S. Federal Reserve System (the Fed) continued with its tightening of monetary policy by raising interest rates in September, the third such increase during this calendar year, and has been moving forward with the tapering of its balance sheet, a process which began in October 2017.

Across the fixed-income space, rising interest rates have helped drive down the returns of some asset classes, such as U.S. Treasuries. However, strong corporate earnings and higher oil prices have propelled high-yield bonds well into positive territory through the first nine months of the year. In addition, higher rates have contributed to positive year-to-date returns for floating-rate instruments such as bank loans, while structured sectors, including asset-backed securities (ABS) and mortgage-backed securities (MBS), have generally outperformed Treasuries. Agency MBS, in particular, have performed well as the housing market has continued to show strength, even with both interest rates and home prices moving upward.

Despite the generally positive returns, market volatility has increased this year compared with 2017. The aforementioned rising interest rates have been one reason, while the uncertainty surrounding U.S. trade policy has, at times, also led to unsettled markets. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and investors have grappled with various issues on the international front in recent months, including a lack of progress in the United Kingdom's Brexit negotiations, concerns about the budgetary policies of the populist Italian government, and the potential impact of Turkey's economic challenges on European banks. Moreover, while trade tensions between the U.S. and Europe have moderated, proposed higher tariffs on Chinese imports could have a negative impact on that country's economy and, by extension, on its Asian trade partners.

2 Pioneer Strategic Income Fund | Annual Report | 9/30/18

As we enter the final quarter of 2018, however, we remain cautious on the equity markets. While we are constructive on our view of U.S. stocks and the overall economy, the previously mentioned risk factors and increased volatility are concerns that may overtake that constructive view.

In fixed income, we have taken a more cautious approach in our core portfolios with regard to credit-sensitive debt, as those investments appear more susceptible to what we believe could be a less-benign credit environment going forward, due in part to increased leverage within the investment-grade and bank-loan market segments. We believe that structured credit sectors, including agency MBS, non-agency MBS, and ABS, may offer investors more attractive relative value, given solid U.S. housing market and consumer fundamentals. Agency MBS and high-quality, non-agency MBS may also offer lower downside volatility and stronger credit protections relative to their quality ratings. In addition, as interest rates have risen, we find that short- and intermediate-term Treasuries have become more attractive.

We believe this year's market fluctuations as well as increased risk factors within the global economy have served to remind investors of the importance of active management. Since 1928, active management has been the foundation of Amundi Pioneer's investment approach. We believe active management is especially important during periods of volatility, and that our shareowners can benefit from the experience and tenure of our investment teams, who work collaboratively to make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
September 30, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                       Pioneer Strategic Income Fund | Annual Report | 9/30/18 3

Portfolio Management Discussion | 9/30/18

In the following interview, Kenneth J. Taubes, Andrew Feltus, and Jonathan Scott discuss the factors that affected the performance of Pioneer Strategic Income Fund during the 12-month period ended September 30, 2018. Mr. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), Mr. Feltus, CFA, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer, and Mr. Scott*, a vice president at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the 12-month period ended September 30, 2018?

A Pioneer Strategic Income Fund's Class A shares returned -0.67% at net asset value during the 12-month period ended September 30, 2018, while the Fund's benchmark, the Bloomberg Barclays U.S. Universal Index (the Bloomberg Barclays Index), returned -1.00%. During the same period, the average return of the 319 mutual funds in Morningstar's Multisector Bond Funds category was 0.59%.

Q How would you describe the market environment for fixed-income investments during the 12-month period ended September 30, 2018?

A While the interest-rate environment provided a headwind for bond investors, credit-market sentiment generally remained positive during the period, bolstered by solid economic growth, strong corporate profits, and supportive tax legislation.

     Entering the 12-month period, credit-sensitive areas of the bond market - that is, securities subject to default risk rather than interest-rate risk
     - continued to be supported by positive economic data and the Federal Reserve's (the Fed's) well-signaled and incremental approach towards normalization of interest rates as well as the tapering of its balance sheet. The U.S. economy posted gross domestic product (GDP) growth in the 3% range over the last three quarters of 2017, against a backdrop of robust corporate earnings and arguably full employment. In October of 2017, the Fed began the gradual tapering of its mortgage-backed security and Treasury holdings accumulated over multiple quantitative easing programs conducted between 2008 and 2014, by limiting reinvestment of principal on the expiring securities. The Fed's plan to reduce its balance sheet had been extensively foreshadowed, however, and so the effect on longer-term bond yields was measured. Credit-market sentiment received a boost as 2017 drew to a close with the passage of a tax reform package in the U.S., which included a lowering of the corporate tax rate and a window during which companies are permitted to accelerate the expensing of capital investments.

*    Mr. Scott became a portfolio manager of the Fund effective June 8, 2018.

4 Pioneer Strategic Income Fund | Annual Report | 9/30/18

     The first quarter of 2018 saw market volatility increase as January employment data surprised to the upside, leading the market to revise inflation expectations higher while also raising concerns that the Fed would feel compelled to accelerate the pace of its rate hikes. While sentiment stabilized fairly quickly, the markets soon received another jolt as the Trump administration threatened tariffs on imports from China, stoking fears of a global trade war with the potential to undermine global economic growth. The Trump administration's escalating trade rhetoric would continue to cloud the outlook to some degree and produced bouts of market volatility. Nonetheless, with more than 80% of companies that make up the Standard & Poor's 500 Index reporting second-quarter earnings that beat expectations, and with inflation hovering around its 2% target, the Fed began to sound a more hawkish tone as the period progressed.

     The Fed implemented four 0.25% increases in its benchmark overnight lending rate over the 12-month period ended September 30, 2018, leaving the upper target for the federal funds rate at 2.25%, which is generally considered to be near the low end of "normal." The U.S. Treasury yield curve flattened over the 12-month period, as yields on shorter maturities were the most affected by the Fed's rate-policy path. To illustrate, the two-year Treasury yield rose by 134 basis points (bps) over the 12 months, from 1.47% to 2.81%; the five-year yield rose by 102 bps, from 1.92% to 2.94%; the 10-year yield rose by 72 bps, from 2.33% to 3.05%; and the 30-year yield rose by 33 bps, from 2.86% to 3.19%. (A basis point is equal to 1/100th of a percentage point.)

     While returns of most fixed-income asset classes were negative for the 12-month period, credit-sensitive high-yield corporate bonds outperformed higher-quality, more interest-rate sensitive market segments, and finished the period in positive territory. Investor sentiment with respect to emerging markets bonds was buffeted during the period by a strong U.S. dollar (USD), the outlook for higher U.S. interest rates, and currency crises in Argentina and Turkey.

Q What factors affected the Fund's performance relative to the benchmark Bloomberg Barclays Index during the 12-month period ended September 30, 2018?

A While the Fund's absolute return for the 12-month period was negative, it did outperform the benchmark Bloomberg Barclays Index, with the portfolio's positioning with respect to interest rates the primary driver of positive benchmark-relative returns. In that vein, we maintained a below-benchmark stance with respect to duration in the portfolio, which aided relative performance as interest rates steadily rose over the 12 months. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) In addition, we had positioned the Fund in anticipation of yield

                       Pioneer Strategic Income Fund | Annual Report | 9/30/18 5 curve flattening, with an underweight to securities with maturities in the two- to five-year range. That positioning contributed positively to benchmark-relative performance, as the front end (short end) of the yield curve felt the biggest impact from the Fed's rate-hiking trajectory.

     Asset allocation decisions also aided the Fund's benchmark-relative performance, as an overweighting in the credit-sensitive segments of the market, including bank loans and high-yield corporate bonds, benefited relative returns. Conversely, the Fund had a substantial underweight versus the benchmark to nominal Treasuries, and that also contributed positively to relative performance as Treasuries lagged in the rising-rate environment that characterized the 12-month period.

     Another beneficial factor in the Fund's benchmark-relative performance was a position in insurance-linked securities (ILS), including "catastrophe" bonds, which are sponsored by insurance companies looking to transfer some of the risk of having to pay claims after a natural disaster. We view ILS as offering a valuable source of diversification** and incremental income to the portfolio. ILS issues had struggled during the third quarter of 2017 in the wake of an active Atlantic hurricane season as well as a significant earthquake in Mexico and destructive wildfires in California. The sector quickly recovered, however, and turned in solid performance over the full 12 months. An out-of-benchmark Fund position in Treasury inflation-protected securities (TIPS) was another positive performer, as TIPS benefited from a firming in inflation expectations beginning in the first quarter of 2018.

     Positive security selection results within the Fund's allocation to corporate credit also aided relative performance, led by positions in the subordinated debt of overseas banks BNP Paribas and Royal Bank of Scotland, as an improving European economy helped solidify the outlook for both. In addition, selection results within agency mortgage-backed securities (MBS) added modestly to the Fund's relative performance.

     On the negative side, the Fund's exposure to emerging markets acted as a constraint on benchmark-relative performance during the period, largely due to the impact of weakening currencies relative to the USD, as currency crises in Argentina and Turkey weighed on investor sentiment for the broad sector. In particular, the Fund's exposures to Indian and Indonesian sovereign bonds detracted from relative returns. In terms of individual issues, a position in the debt of Russian aluminum firm United Company Rusal was the largest detractor, as the prospect of U.S. sanctions drove the bond price sharply lower.

**   Diversification does not assure a profit nor protect against loss.

6 Pioneer Strategic Income Fund | Annual Report | 9/30/18

Q Did the Fund have any investments in derivative securities during the 12-month period ended September 30, 2018?

A Yes, the Fund did have investments in three types of derivatives: Treasury futures, credit default swaps, and forward foreign currency contracts ("currency forwards"). The exposure to Treasury futures was part of our strategy to maintain a shorter-than-benchmark duration in the portfolio, which had a positive impact on the Fund's results. We used the investments in credit default swaps to manage the Fund's exposure to credit-sensitive sectors; the swaps detracted slightly from the Fund's relative returns. The Fund's exposure to currency forwards was a technique used to manage the risks involved with the portfolio's non-USD currency exposures, but the tactic had a slightly negative impact on benchmark-relative results.

Q Did the Fund's distributions (or yield) to shareholders change during the 12-month period ended September 30, 2018?

A The Fund's dividend*** yield rose slightly over the 12 months, as rising Treasury yields drove higher interest rates across fixed-income market segments. The effect of higher Treasury yields was somewhat offset by narrowing spreads, as credit-oriented areas of the market outperformed. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

Q    What is your investment outlook?

A In our view, fundamentals remain supportive of credit-oriented segments of the market. Economic growth and corporate earnings remain strong; unemployment is low; wages have been trending modestly higher; and consumer balance sheets are sound in aggregate. In addition, there is considerable room for interest rates to move higher, further arguing for an overweight to credit-sensitive sectors and a corresponding underweight to U.S. Treasuries.

     At the same time, credit-asset valuations are relatively high, as reflected in meaningfully tight spreads by historical standards. In addition, recent investment-grade corporate market issuance has been characterized by more aggressive levels of leverage. As a result, within the Fund's allocation to spread sectors, we are maintaining a benchmark-relative underweight to investment-grade corporates. Conversely, the Fund is overweight to securitized sectors such as residential MBS, commercial MBS, and asset-backed securities, where we view the underwriting as higher-quality relative to the corporate sector. We are also maintaining a modest portfolio position in TIPS, which we view as likely to outperform nominal Treasuries given our outlook for inflation.

***  Dividends are not guaranteed.

                       Pioneer Strategic Income Fund | Annual Report | 9/30/18 7

     At period-end, approximately 4% of the Fund's invested assets were allocated to securities denominated in foreign currencies. Finally, the Fund ended the 12-month period with a modestly below-benchmark stance with respect to overall portfolio duration.

     As always, we will utilize intensive research when picking the Fund's investments, with a focus on the fundamentals and risk/reward profile of each individual security.

Please refer to the Schedule of Investments on pages 19-86 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

The Fund may invest in insurance-linked securities, including event-linked bonds (also known as insurance-linked bonds or catastrophe bonds). The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a predefined "trigger" event that leads to physical or economic loss, such as a hurricane or an aerospace catastrophe. Event-linked bonds may expose the Fund to other risks, including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

8 Pioneer Strategic Income Fund | Annual Report | 9/30/18

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                       Pioneer Strategic Income Fund | Annual Report | 9/30/18 9

Portfolio Summary | 9/30/18

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investments)**

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                           38.0%
U.S. Government and Agency Obligations                                    24.4%
Collateralized Mortgage Obligations                                       21.6%
Asset Backed Securities                                                    5.2%
Senior Secured Floating Rate Loan Interests                                5.1%
Municipal Bonds                                                            2.1%
Foreign Government Bonds                                                   1.8%
Convertible Preferred Stocks                                               1.3%
Convertible Corporate Bonds                                                0.3%
Common Stocks                                                              0.1%
Preferred Stocks                                                           0.1%
Rights/Warrants                                                            0.0%+
Over The Counter (OTC) Call Options Purchased                              0.0%+
Currency Put Options Purchased                                             0.0%+

* Includes investments in Insurance-Linked Securities totaling 4.1% of total investments.
+    Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)**

 1.  U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                         2.15%
----------------------------------------------------------------------------------------
 2.  U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                          1.10
----------------------------------------------------------------------------------------
 3.  Fannie Mae, 4.5%, 5/25/48 (TBA)                                               1.04
----------------------------------------------------------------------------------------
 4.  Wells Fargo & Co., 7.5%                                                       0.73
----------------------------------------------------------------------------------------
 5.  Bank of America Corp., 7.25%                                                  0.60
----------------------------------------------------------------------------------------
 6.  U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47                        0.47
----------------------------------------------------------------------------------------
 7.  Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)                         0.42
----------------------------------------------------------------------------------------
 8.  Fannie Mae, 5.0%, 11/1/44                                                     0.42
----------------------------------------------------------------------------------------
 9.  Commonwealth of Pennsylvania, 1st Series, 4.0%, 1/1/29                        0.41
----------------------------------------------------------------------------------------
10.  Towd Point Mortgage Trust, Series 2018-3, Class A2, 3.875%, 5/25/58 (144A)    0.40
----------------------------------------------------------------------------------------

** Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Strategic Income Fund | Annual Report | 9/30/18

Prices and Distributions | 9/30/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                    9/30/18                         9/30/17
--------------------------------------------------------------------------------
          A                        $10.42                          $10.82
--------------------------------------------------------------------------------
          C                        $10.20                          $10.59
--------------------------------------------------------------------------------
          K                        $10.44                          $10.84
--------------------------------------------------------------------------------
          R                        $10.59                          $11.00
--------------------------------------------------------------------------------
          Y                        $10.42                          $10.82
--------------------------------------------------------------------------------

Distributions per Share: 10/1/17-9/30/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment    Short-Term       Long-Term      Tax Return
         Class         Income       Capital Gains   Capital Gains    of Capital
--------------------------------------------------------------------------------
          A           $0.3053          $   --          $   --         $0.0245
--------------------------------------------------------------------------------
          C           $0.2302          $   --          $   --         $0.0245
--------------------------------------------------------------------------------
          K           $0.3515          $   --          $   --         $0.0245
--------------------------------------------------------------------------------
          R           $0.2758          $   --          $   --         $0.0245
--------------------------------------------------------------------------------
          Y           $0.3404          $   --          $   --         $0.0245
--------------------------------------------------------------------------------

The Bloomberg Barclays U.S. Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 11

Performance Update | 9/30/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Strategic Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2018)
--------------------------------------------------------------------------------
                                                                      Bloomberg
                                       Net             Public         Barclays
                                       Asset           Offering       U.S.
                                       Value           Price          Universal
Period                                 (NAV)           (POP)          Index
--------------------------------------------------------------------------------
10 years                                5.92%           5.43%          4.22%
5 years                                 3.15            2.21           2.53
1 year                                 -0.67           -5.14          -1.00
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2018)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.06%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Strategic     Bloomberg Barclays
                      Income Fund           U.S. Universal Index
9/08                  $  9,550              $ 10,000
9/09                  $ 11,049              $ 11,091
9/10                  $ 12,517              $ 12,080
9/11                  $ 12,768              $ 12,657
9/12                  $ 14,261              $ 13,473
9/13                  $ 14,530              $ 13,338
9/14                  $ 15,481              $ 13,924
9/15                  $ 15,295              $ 14,249
9/16                  $ 16,442              $ 15,120
9/17                  $ 17,084              $ 15,266
9/18                  $ 16,970              $ 15,113

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Strategic Income Fund | Annual Report | 9/30/18

Performance Update | 9/30/18                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2018)
--------------------------------------------------------------------------------
                                                                      Bloomberg
                                                                      Barclays
                                                                      U.S.
                                       If              If             Universal
Period                                 Held            Redeemed       Index
--------------------------------------------------------------------------------
10 years                                5.21%           5.21%          4.22%
5 years                                 2.47            2.47           2.53
1 year                                 -1.30           -1.30          -1.00
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2018)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.72%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Strategic     Bloomberg Barclays
                      Income Fund           U.S. Universal Index
9/08                  $ 10,000              $ 10,000
9/09                  $ 11,486              $ 11,091
9/10                  $ 12,932              $ 12,080
9/11                  $ 13,103              $ 12,657
9/12                  $ 14,540              $ 13,473
9/13                  $ 14,702              $ 13,338
9/14                  $ 15,549              $ 13,924
9/15                  $ 15,255              $ 14,249
9/16                  $ 16,304              $ 15,120
9/17                  $ 16,830              $ 15,266
9/18                  $ 16,611              $ 15,113

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 13

Performance Update | 9/30/18                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2018)
--------------------------------------------------------------------------------
                                                                      Bloomberg
                                                       Net            Barclays
                                                       Asset          U.S.
                                                       Value          Universal
Period                                                 (NAV)          Index
--------------------------------------------------------------------------------
10 years                                                6.19%          4.22%
5 years                                                 3.59           2.53
1 year                                                 -0.23          -1.00
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2018)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
0.62%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                      Pioneer Strategic     Bloomberg Barclays
                      Income Fund           U.S. Universal Index
9/08                  $ 5,000,000           $ 5,000,000
9/09                  $ 5,784,595           $ 5,545,644
9/10                  $ 6,553,436           $ 6,040,045
9/11                  $ 6,684,742           $ 6,328,381
9/12                  $ 7,466,354           $ 6,736,318
9/13                  $ 7,642,270           $ 6,669,132
9/14                  $ 8,167,032           $ 6,962,146
9/15                  $ 8,110,923           $ 7,124,667
9/16                  $ 8,756,452           $ 7,560,033
9/17                  $ 9,137,987           $ 7,632,831
9/18                  $ 9,116,516           $ 7,556,294

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Strategic Income Fund | Annual Report | 9/30/18

Performance Update | 9/30/18                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2018)
--------------------------------------------------------------------------------
                                                                      Bloomberg
                                                       Net            Barclays
                                                       Asset          U.S.
                                                       Value          Universal
Period                                                 (NAV)          Index
--------------------------------------------------------------------------------
10 years                                                5.58%          4.22%
5 years                                                 2.78           2.53
1 year                                                 -1.02          -1.00
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2018)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.41%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Strategic     Bloomberg Barclays
                      Income Fund           U.S. Universal Index
9/08                  $ 10,000              $ 10,000
9/09                  $ 11,546              $ 11,091
9/10                  $ 13,055              $ 12,080
9/11                  $ 13,268              $ 12,657
9/12                  $ 14,773              $ 13,473
9/13                  $ 15,007              $ 13,338
9/14                  $ 15,914              $ 13,924
9/15                  $ 15,669              $ 14,249
9/16                  $ 16,793              $ 15,120
9/17                  $ 17,393              $ 15,266
9/18                  $ 17,216              $ 15,113

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 15

Performance Update | 9/30/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2018)
--------------------------------------------------------------------------------
                                                                      Bloomberg
                                                       Net            Barclays
                                                       Asset          U.S.
                                                       Value          Universal
Period                                                 (NAV)          Index
--------------------------------------------------------------------------------
10 years                                                6.26%          4.22%
5 years                                                 3.48           2.53
1 year                                                 -0.34          -1.00
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2018)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
0.74%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                      Pioneer Strategic     Bloomberg Barclays
                      Income Fund           U.S. Universal Index
9/08                  $ 5,000,000           $ 5,000,000
9/09                  $ 5,805,449           $ 5,545,644
9/10                  $ 6,603,869           $ 6,040,045
9/11                  $ 6,759,549           $ 6,328,381
9/12                  $ 7,574,254           $ 6,736,318
9/13                  $ 7,733,365           $ 6,669,132
9/14                  $ 8,257,616           $ 6,962,146
9/15                  $ 8,190,871           $ 7,124,667
9/16                  $ 8,833,158           $ 7,560,033
9/17                  $ 9,206,620           $ 7,632,831
9/18                  $ 9,175,484           $ 7,556,294

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Strategic Income Fund | Annual Report | 9/30/18

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on actual returns from April 1, 2018, through September 30, 2018.

--------------------------------------------------------------------------------
Share Class                   A           C          K          R          Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 4/1/18
--------------------------------------------------------------------------------
Ending Account            $  990.23   $  980.33  $  996.80  $  984.58  $  995.11
Value (after expenses)
on 9/30/18
--------------------------------------------------------------------------------
Expenses Paid             $    5.14   $    8.39  $    3.10  $    6.67  $    3.60
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.03%, 1.69%, 0.62%, 1.34% and 0.72% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2018, through September 30, 2018.

--------------------------------------------------------------------------------
Share Class                   A           C          K          R          Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 4/1/18
--------------------------------------------------------------------------------
Ending Account            $1,019.90   $1,016.60  $1,021.96  $1,018.35  $1,021.46
Value (after expenses)
on 9/30/18
--------------------------------------------------------------------------------
Expenses Paid             $    5.22   $    8.54  $    3.14  $    6.78  $    3.65
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.03%, 1.69%, 0.62%, 1.34% and 0.72% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

18 Pioneer Strategic Income Fund | Annual Report | 9/30/18

Schedule of Investments | 9/30/18

--------------------------------------------------------------------------------------------------------
Shares                                                                                 Value
--------------------------------------------------------------------------------------------------------
                            UNAFFILIATED ISSUERS -- 100.2%
                            COMMON STOCKS -- 0.1% of Net Assets
                            CONSUMER DURABLES & APPAREL -- 0.0%+
                            Homebuilding -- 0.0%+
        1,018,282(a)        Desarrolladora Homex SAB de CV                             $          16,213
                                                                                       -----------------
                            Total Consumer Durables & Apparel                          $          16,213
--------------------------------------------------------------------------------------------------------
                            ENERGY -- 0.1%
                            Coal & Consumable Fuels -- 0.0%+
        1,880,020(a)        ANR, Inc.                                                  $          25,192
               17(a)        Contura Energy, Inc.                                                   1,347
                                                                                       -----------------
                                                                                       $          26,539
--------------------------------------------------------------------------------------------------------
                            Oil & Gas Exploration & Production -- 0.1%
        9,565,478^(a)       Ascent CNR Corp.                                           $       2,056,578
           39,368(a)        Frontera Energy Corp.                                                551,152
                                                                                       -----------------
                                                                                       $       2,607,730
                                                                                       -----------------
                            Total Energy                                               $       2,634,269
--------------------------------------------------------------------------------------------------------
                            MATERIALS -- 0.0%+
                            Forest Products -- 0.0%+
          162,828(a)        Emerald Plantation Holdings, Ltd.                          $          14,655
                                                                                       -----------------
                            Total Materials                                            $          14,655
--------------------------------------------------------------------------------------------------------
                            RETAILING -- 0.0%+
                            Computer & Electronics Retail -- 0.0%+
          111,548^(a)       Targus Cayman SubCo., Ltd.                                 $         232,020
                                                                                       -----------------
                            Total Retailing                                            $         232,020
--------------------------------------------------------------------------------------------------------
                            TOTAL COMMON STOCKS
                            (Cost $5,038,999)                                          $       2,897,157
--------------------------------------------------------------------------------------------------------
                            CONVERTIBLE PREFERRED STOCKS --
                            1.3% of Net Assets
                            BANKS -- 1.3%
                            Diversified Banks -- 1.3%
           23,644(b)        Bank of America Corp., 7.25%                               $      30,601,247
           28,645(b)        Wells Fargo & Co., 7.5%                                           36,977,257
                                                                                       -----------------
                            Total Banks                                                $      67,578,504
--------------------------------------------------------------------------------------------------------
                            TOTAL CONVERTIBLE PREFERRED STOCKS
                            (Cost $60,916,861)                                         $      67,578,504
--------------------------------------------------------------------------------------------------------
                            PREFERRED STOCK -- 0.1% of Net Assets
                            REAL ESTATE -- 0.1%
                            Diversified REIT -- 0.1%
            3,250(b)        Firstar Realty LLC, 8.875% (144A)                          $       3,786,250
                                                                                       -----------------
                            Total Real Estate                                          $       3,786,250
--------------------------------------------------------------------------------------------------------
                            TOTAL PREFERRED STOCK
                            (Cost $4,200,625)                                          $       3,786,250
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 19

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                            ASSET BACKED SECURITIES -- 5.1% of
                            Net Assets
                            BANKS -- 5.0%
                            Thrifts & Mortgage Finance -- 5.0%
          500,000           321 Henderson Receivables III LLC, Series 2008-1A,
                            Class C, 9.36%, 1/15/48 (144A)                              $        576,306
          500,000           321 Henderson Receivables III LLC, Series 2008-1A,
                            Class D, 10.81%, 1/15/50 (144A)                                      584,779
        2,049,747           Accelerated Assets LLC, Series 2018-1, Class B,
                            4.51%, 12/2/33 (144A)                                              2,042,228
        2,416,703           Accelerated Assets LLC, Series 2018-1, Class C,
                            6.65%, 12/2/33 (144A)                                              2,410,106
        3,998,000           Access Point Funding I LLC, Series 2017-A, Class B,
                            3.97%, 4/15/29 (144A)                                              3,959,066
        6,893,370           Applebee's Funding LLC / IHOP Funding LLC,
                            Series 2014-1, Class A2, 4.277%, 9/5/44 (144A)                     6,791,073
          575,000           Ascentium Equipment Receivables Trust, Series
                            2016-2A, Class E, 6.79%, 10/10/24 (144A)                             598,078
        1,300,000           Ascentium Equipment Receivables Trust, Series
                            2018-1A, Class D, 3.99%, 12/11/23 (144A)                           1,293,795
          545,000           Ascentium Equipment Receivables Trust, Series
                            2018-1A, Class E, 5.36%, 3/10/25 (144A)                              542,421
          300,000           Avid Automobile Receivables Trust, Series 2018-1,
                            Class C, 5.13%, 2/18/25 (144A)                                       295,612
          749,930           AXIS Equipment Finance Receivables IV LLC, Series
                            2016-1A, Class D, 4.67%, 3/20/22 (144A)                              753,977
          750,000           AXIS Equipment Finance Receivables IV LLC, Series
                            2018-1A, Class E, 5.36%, 4/22/24 (144A)                              742,146
          899,999           AXIS Equipment Finance Receivables IV LLC, Series
                            2018-1A, Class F, 7.3%, 5/20/26 (144A)                               890,717
          500,000           BCC Funding XIII LLC, Series 2016-1, Class E, 6.0%,
                            11/20/22 (144A)                                                      509,088
        1,550,000           BCC Funding XIV LLC, Series 2018-1A, Class D,
                            4.61%, 8/21/23 (144A)                                              1,535,900
       11,415,974           Cazenovia Creek Funding II LLC, Series 2018-1A,
                            Class A, 3.561%, 7/15/30 (144A)                                   11,386,282
        1,400,000           CIG Auto Receivables Trust, Series 2017-1A, Class C,
                            5.33%, 12/16/24 (144A)                                             1,393,857
        1,000,000           Commonbond Student Loan Trust, Series 2017-BGS,
                            Class C, 4.44%, 9/25/42 (144A)                                     1,004,317
        3,900,000           Conn's Receivables Funding LLC, Series 2017-B,
                            Class B, 4.52%, 4/15/21 (144A)                                     3,920,966
        1,795,000           Conn's Receivables Funding LLC, Series 2018-A,
                            Class B, 4.65%, 1/15/23 (144A)                                     1,797,489
          755,965(c)        Drug Royalty II LP 2, Series 2014-1, Class A1,
                            5.189% (3 Month USD LIBOR + 285 bps),
                            7/15/23 (144A)                                                       762,066
          171,178           Drug Royalty III LP 1, Series 2017-1A, Class A2,
                            3.6%, 4/15/27 (144A)                                                 168,616

The accompanying notes are an integral part of these financial statements.

20 Pioneer Strategic Income Fund | Annual Report | 9/30/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
        1,750,000           Elm Trust, Series 2016-1A, Class A2, 4.163%,
                            6/20/25 (144A)                                             $       1,738,276
        2,000,000           Engs Commercial Finance Trust, Series 2016-1A,
                            Class D, 5.22%, 1/22/24 (144A)                                     1,934,247
          600,000           Engs Commercial Finance Trust, Series 2018-1A,
                            Class D, 4.69%, 6/22/23 (144A)                                       594,921
        2,500,000(d)        Finance of America Structured Securities Trust, Series
                            2017-HB1, Class M3, 3.624%, 11/25/27 (144A)                        2,475,425
        2,000,000(d)        Finance of America Structured Securities Trust, Series
                            2017-HB1, Class M4, 4.477%, 11/25/27 (144A)                        1,982,540
        5,500,000           Four Seas LP, Series 2017-1A, Class A2, 5.927%,
                            8/28/27 (144A)                                                     5,257,012
          450,000           Foursight Capital Automobile Receivables Trust,
                            Series 2018-1, Class E, 5.56%, 1/16/24 (144A)                        448,017
          564,574(e)        GMAT Trust, Series 2013-1A, Class A, 6.967%,
                            11/25/43 (144A)                                                      565,052
          637,723(d)        Gold Key Resorts LLC, Series 2014-A, Class C,
                            5.87%, 3/17/31 (144A)                                                628,466
        5,220,000           Hardee's Funding LLC, Series 2018-1A, Class A2II,
                            4.959%, 6/20/48 (144A)                                             5,222,297
        3,500,000(c)        Hertz Fleet Lease Funding LP, Series 2016-1, Class E,
                            5.633% (1 Month USD LIBOR + 350 bps),
                            4/10/30 (144A)                                                     3,510,078
        2,000,000           Hertz Fleet Lease Funding LP, Series 2018-1, Class E,
                            5.55%, 5/10/32 (144A)                                              1,996,650
       12,696,000           HOA Funding LLC, Series 2014-1A, Class A2, 4.846%,
                            8/20/44 (144A)                                                    12,541,998
        4,448,823           Icon Brand Holdings LLC, Series 2012-1A, Class A,
                            4.229%, 1/25/43 (144A)                                             3,972,530
        1,500,000           Kabbage Asset Securitization LLC, Series 2017-1,
                            Class A, 4.571%, 3/15/22 (144A)                                    1,510,646
        7,300,000           Kabbage Asset Securitization LLC, Series 2017-1,
                            Class B, 5.794%, 3/15/22 (144A)                                    7,416,188
        3,100,000           Nationstar HECM Loan Trust, Series 2017-1A,
                            Class M2, 4.704%, 5/25/27 (144A)                                   3,121,313
        3,140,000(d)        Nationstar HECM Loan Trust, Series 2017-2A,
                            Class M2, 3.967%, 9/25/27 (144A)                                   3,141,962
        1,750,000(d)        Nationstar HECM Loan Trust, Series 2018-1A,
                            Class M5, 6.0%, 2/25/28 (144A)                                     1,697,500
        1,171,129(c)        Newtek Small Business Loan Trust, Series 2017-1,
                            Class B, 5.216% (1 Month USD LIBOR + 300 bps),
                            2/15/43 (144A)                                                     1,177,921
        1,395,332           Oxford Finance Funding LLC, Series 2016-1A, Class A,
                            3.968%, 6/17/24 (144A)                                             1,386,117
        4,000,000           Progress Residential Trust, Series 2015-SFR2, Class F,
                            5.069%, 6/12/32 (144A)                                             4,019,440
        3,000,000           Progress Residential Trust, Series 2018-SFR2, Class A,
                            3.712%, 8/17/35 (144A)                                             2,985,414

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 21

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
        3,430,000           Progress Residential Trust, Series 2018-SFR2,
                            Class E, 4.656%, 8/17/35 (144A)                            $       3,415,180
        4,770,000           Progress Residential Trust, Series 2018-SFR3,
                            Class F, 5.368%, 10/17/35 (144A)                                   4,776,885
        2,500,000           Purchasing Power Funding LLC, Series 2018-A,
                            Class A, 3.34%, 8/15/22 (144A)                                     2,485,733
        2,638,971(e)        RCO Mortgage LLC, Series 2017-1, Class A1,
                            3.375%, 8/25/22 (144A)                                             2,623,356
        6,890,000           Santander Drive Auto Receivables Trust, Series 2018-4,
                            Class C, 3.56%, 7/15/24                                            6,870,210
          655,540           SCF Equipment Trust LLC, Series 2016-1A, Class A,
                            3.62%, 11/20/21 (144A)                                               654,147
        2,948,750           STORE Master Funding I LLC, Series 2015-1A,
                            Class A1, 3.75%, 4/20/45 (144A)                                    2,881,616
          986,000           Tidewater Auto Receivables Trust, Series 2018-AA,
                            Class E, 5.48%, 10/15/26 (144A)                                      982,028
        1,940,000           Tidewater Sales Finance Master Trust, Series 2017-AA,
                            Class B, 6.56%, 4/15/21 (144A)                                     1,920,206
        2,971,000(d)        Towd Point Mortgage Trust, Series 2015-4, Class M2,
                            3.75%, 4/25/55 (144A)                                              2,877,827
       14,400,000(d)        Towd Point Mortgage Trust, Series 2017-6, Class A2,
                            3.0%, 10/25/57 (144A)                                             13,384,706
       20,235,000(d)        Towd Point Mortgage Trust, Series 2017-6, Class M1,
                            3.25%, 10/25/57 (144A)                                            18,718,508
       10,414,099(d)        Towd Point Mortgage Trust, Series 2018-2, Class A1,
                            3.25%, 3/25/58 (144A)                                             10,274,335
       20,775,000(d)        Towd Point Mortgage Trust, Series 2018-3, Class A2,
                            3.875%, 5/25/58 (144A)                                            20,372,484
        9,229,610(d)        Towd Point Mortgage Trust, Series 2018-4, Class A1,
                            3.0%, 6/25/58 (144A)                                               8,953,936
        2,400,000(c)        Trafigura Securitisation Finance Plc, Series 2017-1A,
                            Class B, 3.858% (1 Month USD LIBOR + 170 bps),
                            12/15/20 (144A)                                                    2,421,000
        1,500,000           Tricon American Homes Trust, Series 2017-SFR2,
                            Class D, 3.672%, 1/17/36 (144A)                                    1,451,039
        2,580,000           Tricon American Homes Trust, Series 2017-SFR2,
                            Class E, 4.216%, 1/17/36 (144A)                                    2,544,889
        1,521,765(c)        Truman Capital Mortgage Loan Trust, Series 2004-1,
                            Class M2, 4.766% (1 Month USD LIBOR + 255 bps),
                            1/25/34 (144A)                                                     1,523,726
        2,982,945           Westgate Resorts LLC, Series 2016-1A, Class B,
                            4.5%, 12/20/28 (144A)                                              2,967,284
          932,884           Westgate Resorts LLC, Series 2017-1A, Class B,
                            4.05%, 12/20/30 (144A)                                               921,190
        8,011,727           Westgate Resorts LLC, Series 2018-1A, Class C,
                            4.1%, 12/20/31 (144A)                                              7,980,646
        2,170,000           Westlake Automobile Receivables Trust, Series
                            2018-2A, Class D, 4.0%, 1/16/24 (144A)                             2,169,666

The accompanying notes are an integral part of these financial statements.

22 Pioneer Strategic Income Fund | Annual Report | 9/30/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
        2,380,000           Westlake Automobile Receivables Trust, Series
                            2018-3A, Class B, 3.32%, 10/16/23 (144A)                   $       2,375,400
        6,400,000           Westlake Automobile Receivables Trust, Series
                            2018-3A, Class C, 3.61%, 10/16/23 (144A)                           6,402,872
        3,850,000           Westlake Automobile Receivables Trust, Series
                            2018-3A, Class E, 4.9%, 12/15/23 (144A)                            3,841,943
        3,100,000           WRG Debt Funding II LLC, Series 2017-1, Class A,
                            4.458%, 3/15/26 (144A)                                             3,073,480
        3,500,000           WRG Debt Funding II LLC, Series 2017-1, Class B,
                            5.926%, 3/15/26 (144A)                                             3,498,906
                                                                                       -----------------
                            Total Banks                                                $     255,646,093
--------------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 0.1%
                            Other Diversified Financial Services -- 0.1%
        4,219,111           Spirit Master Funding LLC, Series 2014-4A, Class A2,
                            4.629%, 1/20/45 (144A)                                     $       4,205,895
--------------------------------------------------------------------------------------------------------
                            Specialized Finance -- 0.0%+
        1,152,562           JG Wentworth XXII LLC, Series 2010-3A, Class A,
                            3.82%, 12/15/48 (144A)                                     $       1,156,022
                                                                                       -----------------
                            Total Diversified Financials                               $       5,361,917
--------------------------------------------------------------------------------------------------------
                            INSURANCE -- 0.0%+
                            Property & Casualty Insurance -- 0.0%+
        2,250,000           SCF Equipment Leasing LLC, Series 2018-1A,
                            Class C, 4.21%, 4/20/27 (144A)                             $       2,250,971
                                                                                       -----------------
                            Total Insurance                                            $       2,250,971
--------------------------------------------------------------------------------------------------------
                            TOTAL ASSET BACKED SECURITIES
                            (Cost $266,772,162)                                        $     263,258,981
--------------------------------------------------------------------------------------------------------
                            COLLATERALIZED MORTGAGE OBLIGATIONS --
                            21.6% of Net Assets
                            BANKS -- 21.0%
                            Diversified Banks -- 0.0%+
        1,356,210(d)        CSFB Mortgage-Backed Pass-Through Certificates,
                            Series 2003-17, Class B1, 5.5%, 6/25/33                    $       1,028,111
--------------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- 21.0%
        4,265,652(d)        Agate Bay Mortgage Trust, Series 2013-1, Class A1,
                            3.5%, 7/25/43 (144A)                                       $       4,149,511
        3,466,659(d)        Agate Bay Mortgage Trust, Series 2014-3, Class B4,
                            3.82%, 11/25/44 (144A)                                             3,359,384
        6,396,395(d)        Agate Bay Mortgage Trust, Series 2015-1, Class A13,
                            3.5%, 1/25/45 (144A)                                               6,253,726
        2,569,186(d)        Agate Bay Mortgage Trust, Series 2015-1, Class B4,
                            3.821%, 1/25/45 (144A)                                             2,241,829
        2,832,063(d)        Agate Bay Mortgage Trust, Series 2015-2, Class B3,
                            3.727%, 3/25/45 (144A)                                             2,623,817

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 23

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
        1,638,729(d)        Agate Bay Mortgage Trust, Series 2015-5, Class A3,
                            3.5%, 7/25/45 (144A)                                       $       1,592,063
        2,988,850(d)        Agate Bay Mortgage Trust, Series 2015-6, Class B3,
                            3.612%, 9/25/45 (144A)                                             2,752,930
        2,609,456(d)        Agate Bay Mortgage Trust, Series 2015-7, Class B2,
                            3.764%, 10/25/45 (144A)                                            2,537,535
        2,376,244(d)        Agate Bay Mortgage Trust, Series 2016-3, Class B3,
                            3.833%, 8/25/46 (144A)                                             2,235,577
        2,950,000           American Homes 4 Rent, Series 2015-SFR1, Class C,
                            4.11%, 4/17/52 (144A)                                              2,939,520
        2,500,000           American Homes 4 Rent Trust, Series 2014-SFR2,
                            Class D, 5.149%, 10/17/36 (144A)                                   2,602,754
        5,000,000           American Homes 4 Rent Trust, Series 2014-SFR3,
                            Class C, 4.596%, 12/17/36 (144A)                                   5,115,301
        4,100,000           American Homes 4 Rent Trust, Series 2014-SFR3,
                            Class D, 5.04%, 12/17/36 (144A)                                    4,248,364
        1,054,000(d)        B2R Mortgage Trust, Series 2015-1, Class D, 4.831%,
                            5/15/48 (144A)                                                     1,041,275
        3,500,000           Banc of America Commercial Mortgage Trust, Series
                            2017-BNK3, Class A4, 3.574%, 2/15/50                               3,436,349
        5,000,000(d)        BANK, Series 2017-BNK8, Class B, 3.931%, 11/15/50                  4,937,444
       11,728,859(e)(f)     Bayview Commercial Asset Trust, Series 2007-2A,
                            Class IO, 0.0%, 7/25/37 (144A)                                             1
        7,050,000(d)        Bayview Opportunity Master Fund IVa Trust, Series
                            2017-RT5, Class B1, 4.0%, 5/28/69 (144A)                           7,040,559
        4,670,000(d)        Bayview Opportunity Master Fund IVa Trust, Series
                            2017-SPL5, Class B1, 4.0%, 6/28/57 (144A)                          4,672,870
        2,950,000(d)        Bayview Opportunity Master Fund IVa Trust, Series
                            2017-SPL5, Class B2, 4.5%, 6/28/57 (144A)                          3,032,738
        3,204,072(d)        Bayview Opportunity Master Fund IVb Trust, Series
                            2017-SPL2, Class A, 4.0%, 6/28/54 (144A)                           3,210,494
        4,400,000(d)        Bayview Opportunity Master Fund IVb Trust, Series
                            2017-SPL3, Class B1, 4.25%, 11/28/53 (144A)                        4,420,113
        1,700,000(d)        Bayview Opportunity Master Fund IVb Trust, Series
                            2017-SPL3, Class B2, 4.75%, 11/28/53 (144A)                        1,768,085
        4,500,000           Benchmark Mortgage Trust, Series 2018-B5,
                            Class A3, 3.944%, 7/15/51                                          4,548,505
        4,700,000           Benchmark Mortgage Trust, Series 2018-B6,
                            Class A3, 3.995%, 11/10/51                                         4,769,889
        4,000,000           Caesars Palace Las Vegas Trust, Series 2017-VICI,
                            Class C, 4.138%, 10/15/34 (144A)                                   4,010,209
        1,500,000(d)        CCRESG Commercial Mortgage Trust, Series
                            2016-HEAT, Class D, 5.671%, 4/10/29 (144A)                         1,522,528
        4,100,000(d)        CCRESG Commercial Mortgage Trust, Series
                            2016-HEAT, Class E, 5.671%, 4/10/29 (144A)                         4,102,337
        3,810,000           CD Mortgage Trust, Series 2018-CD7, Class A3,
                            4.013%, 8/15/51                                                    3,873,118

The accompanying notes are an integral part of these financial statements.

24 Pioneer Strategic Income Fund | Annual Report | 9/30/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
        4,250,000           CFCRE Commercial Mortgage Trust, Series 2016-C3,
                            Class A2, 3.597%, 1/10/48                                  $       4,192,697
        2,500,000           CFCRE Commercial Mortgage Trust, Series 2018-TAN,
                            Class D, 6.099%, 2/15/33 (144A)                                    2,547,610
          875,528(c)        CIM Trust, Series 2015-4AG, Class A1, 4.104%
                            (1 Month USD LIBOR + 200 bps), 10/25/57 (144A)                       900,251
        6,720,000(d)        CIM Trust, Series 2017-7, Class M2, 4.0%,
                            4/25/57 (144A)                                                     6,723,857
        6,899,165(d)        CIM Trust, Series 2018-J1, Class A10, 3.5%,
                            3/25/48 (144A)                                                     6,780,770
        4,181,115           Citigroup Commercial Mortgage Trust, Series
                            2015-GC27, Class A5, 3.137%, 2/10/48                               4,064,928
        3,500,000           Citigroup Commercial Mortgage Trust, Series
                            2018-B2, Class A3, 3.744%, 3/10/51                                 3,483,369
        2,248,349(d)        Citigroup Mortgage Loan Trust, Series 2013-J1,
                            Class B4, 3.534%, 10/25/43 (144A)                                  2,108,419
        6,700,000(d)        Citigroup Mortgage Loan Trust, Series 2018-RP3,
                            Class M1, 3.25%, 3/25/61 (144A)                                    6,304,281
        3,928,795           Colony American Finance, Ltd., Series 2015-1,
                            Class A, 2.896%, 10/15/47 (144A)                                   3,904,685
        4,000,000(e)        Colony American Finance, Ltd., Series 2016-1,
                            Class D, 5.972%, 6/15/48 (144A)                                    4,132,426
        2,000,000           COMM Mortgage Trust, Series 2012-CR2, Class AM,
                            .791%, 8/15/45                                                     2,013,367
        3,421,622           COMM Mortgage Trust, Series 2012-CR4, Class AM,
                            3.251%, 10/15/45                                                   3,324,498
        2,531,000(d)        COMM Mortgage Trust, Series 2013-CR11, Class C,
                            5.333%, 8/10/50 (144A)                                             2,563,780
        5,000,000           COMM Mortgage Trust, Series 2013-LC6, Class A4,
                            2.941%, 1/10/46                                                    4,905,535
        7,000,000           COMM Mortgage Trust, Series 2014-UBS3, Class A3,
                            3.546%, 6/10/47                                                    6,989,463
        4,000,000           COMM Mortgage Trust, Series 2015-3BP, Class A,
                            3.178%, 2/10/35 (144A)                                             3,890,448
        9,500,000(d)        COMM Mortgage Trust, Series 2015-CR23, Class
                            CMD, 3.807%, 5/10/48 (144A)                                        9,424,453
        1,000,000(d)        COMM Mortgage Trust, Series 2015-CR25, Class B,
                            4.696%, 8/10/48                                                    1,026,271
        4,227,225(d)        COMM Mortgage Trust, Series 2015-DC1, Class B,
                            4.035%, 2/10/48                                                    4,187,477
        4,225,000(d)        COMM Mortgage Trust, Series 2015-PC1, Class B,
                            4.588%, 7/10/50                                                    4,209,966
        5,547,401           Commercial Mortgage Pass Through Certificates,
                            Series 2012-CR3, Class A3, 2.822%, 10/15/45                        5,436,948
        2,428,129           Commercial Mortgage Pass Through Certificates,
                            Series 2016-CR28, Class AHR, 3.651%, 2/10/49                       2,408,522
        5,000,000(d)        CSAIL Commercial Mortgage Trust, Series 2015-C4,
                            Class B, 4.486%, 11/15/48                                          5,021,194

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 25

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
        5,150,000(d)        CSAIL Commercial Mortgage Trust, Series 2015-C4,
                            Class D, 3.736%, 11/15/48                                  $       4,729,992
        3,000,000           CSAIL Commercial Mortgage Trust, Series 2016-C6,
                            Class A5, 3.09%, 1/15/49                                           2,866,650
        3,478,710(d)        CSMC Trust, Series 2013-6, Class B4, 3.315%,
                            8/25/43 (144A)                                                     3,330,398
        2,970,453(d)        CSMC Trust, Series 2013-7, Class B4, 3.574%,
                            8/25/43 (144A)                                                     2,807,305
        2,455,330(d)        CSMC Trust, Series 2013-IVR1, Class B4, 3.466%,
                            3/25/43 (144A)                                                     2,334,043
        2,410,232(d)        CSMC Trust, Series 2013-IVR2, Class A2, 3.0%,
                            4/25/43 (144A)                                                     2,307,089
        2,776,777(d)        CSMC Trust, Series 2013-IVR4, Class B4, 3.484%,
                            7/25/43 (144A)                                                     2,655,256
        1,713,438(d)        CSMC Trust, Series 2013-TH1, Class B4, 3.628%,
                            2/25/43 (144A)                                                     1,639,462
        2,661,031(d)        CSMC Trust, Series 2014-IVR2, Class B4, 3.76%,
                            4/25/44 (144A)                                                     2,491,827
        4,148,867(d)        CSMC Trust, Series 2014-OAK1, Class B4, 3.729%,
                            11/25/44 (144A)                                                    4,023,744
          829,764(d)        CSMC Trust, Series 2015-1, Class B4, 3.94%,
                            1/25/45 (144A)                                                       794,499
        3,933,909(d)        CSMC Trust, Series 2015-2, Class B4, 3.935%,
                            2/25/45 (144A)                                                     3,823,744
        2,072,672(d)        CSMC Trust, Series 2015-3, Class B4, 3.933%,
                            3/25/45 (144A)                                                     1,944,221
        3,972,043(d)        CSMC Trust, Series 2015-WIN1, Class B4, 3.868%,
                            12/25/44 (144A)                                                    3,788,318
        9,148,637(d)        CSMC Trust, Series 2017-HL2, Class A1, 3.5%,
                            10/25/47 (144A)                                                    8,828,645
        2,813,433(d)        CSMLT Trust, Series 2015-1, Class B4, 3.884%,
                            5/25/45 (144A)                                                     2,669,992
        7,662,509(d)        CSMLT Trust, Series 2015-2, Class A7, 3.5%,
                            8/25/45 (144A)                                                     7,474,953
        2,580,779(d)        CSMLT Trust, Series 2015-2, Class B4, 3.908%,
                            8/25/45 (144A)                                                     2,234,049
        2,000,000           DBJPM Mortgage Trust, Series 2016-C3, Class A5,
                            2.89%, 8/10/49                                                     1,887,918
        1,699,708(d)        Deephaven Residential Mortgage Trust, Series
                            2018-1A, Class A2, 3.027%, 12/25/57 (144A)                         1,666,449
        9,252,527(d)        EverBank Mortgage Loan Trust, Series 2013-1,
                            Class A2, 2.5%, 3/25/43 (144A)                                     8,820,132
        8,591,656(d)        EverBank Mortgage Loan Trust, Series 2018-1,
                            Class A1, 3.5%, 2/25/48 (144A)                                     8,368,471
        3,064,544(c)        Fannie Mae Connecticut Avenue Securities,
                            Series 2018-C01, Class 1M1, 2.816%
                            (1 Month USD LIBOR + 60 bps), 7/25/30                              3,068,684

The accompanying notes are an integral part of these financial statements.

26 Pioneer Strategic Income Fund | Annual Report | 9/30/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
        9,843,547(c)        Fannie Mae Connecticut Avenue Securities, Series
                            2018-C05, Class 1M1, 2.936% (1 Month USD
                            LIBOR + 72 bps), 1/25/31                                   $       9,861,334
        1,938,769(d)        FirstKey Mortgage Trust, Series 2014-1, Class B4,
                            4.009%, 11/25/44 (144A)                                            1,818,837
        8,109,641(d)        Flagstar Mortgage Trust, Series 2017-2, Class A13,
                            3.5%, 10/25/47 (144A)                                              7,881,127
       12,334,374(d)        Flagstar Mortgage Trust, Series 2018-1, Class A13,
                            3.5%, 3/25/48 (144A)                                              11,577,477
       19,071,604(d)        Flagstar Mortgage Trust, Series 2018-2, Class A14,
                            3.5%, 4/25/48 (144A)                                              17,806,209
        6,598,745(d)        Flagstar Mortgage Trust, Series 2018-2, Class B2,
                            4.081%, 4/25/48 (144A)                                             6,380,915
        8,711,030(d)        Flagstar Mortgage Trust, Series 2018-3INV, Class A3,
                            4.0%, 5/25/48 (144A)                                               8,665,671
        5,669,284(d)        Flagstar Mortgage Trust, Series 2018-3INV, Class B2,
                            4.514%, 5/25/48 (144A)                                             5,559,017
        3,580,000(c)        Freddie Mac Structured Agency Credit Risk Debt
                            Notes, Series 2016-DNA4, Class M2, 3.516%
                            (1 Month USD LIBOR + 130 bps), 3/25/29                             3,613,637
        5,051,253(c)        Freddie Mac Structured Agency Credit Risk Debt
                            Notes, Series 2018-HQA1, Class M1, 2.916%
                            (1 Month USD LIBOR + 70 bps), 9/25/30                              5,061,626
        3,950,879(c)        FRESB Mortgage Trust, Series 2017-SB39, Class A5H,
                            2.63% (1 Month USD LIBOR + 261 bps), 8/25/37                       3,856,236
        2,998,576(c)        FRESB Mortgage Trust, Series 2017-SB43, Class A5H,
                            2.79% (1 Month USD LIBOR + 274 bps), 10/25/37                      2,944,816
          196,831           Global Mortgage Securitization, Ltd., Series 2004-A,
                            Class B2, 5.25%, 11/25/32 (144A)                                      54,788
          814,745           Global Mortgage Securitization, Ltd., Series 2005-A,
                            Class B2, 5.25%, 4/25/32 (144A)                                      729,221
        4,500,000           GS Mortgage Securities Corp. II, Series 2013-GC10,
                            Class B, 3.682%, 2/10/46 (144A)                                    4,433,021
        3,050,000(d)        GS Mortgage Securities Corp. II, Series 2015-GC30,
                            Class C, 4.192%, 5/10/50                                           2,975,639
        7,000,000           GS Mortgage Securities Trust, Series 2015-GC28,
                            Class A5, 3.396%, 2/10/48                                          6,903,577
        1,800,000(d)        GS Mortgage Securities Trust, Series 2016-GS4,
                            Class D, 3.233%, 11/10/49 (144A)                                   1,487,618
        2,500,000(c)        Home Partners of America Trust, Series 2016-2,
                            Class E, 5.938% (1 Month USD LIBOR + 378 bps),
                            10/17/33 (144A)                                                    2,503,484
        1,700,000(c)        Home Partners of America Trust, Series 2017-1,
                            Class E, 4.808% (1 Month USD LIBOR + 265 bps),
                            7/17/34 (144A)                                                     1,711,815
        1,934,467(c)        Home Partners of America Trust, Series 2018-1,
                            Class A, 3.058% (1 Month USD LIBOR + 90 bps),
                            7/17/37 (144A)                                                     1,931,762

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 27

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
        3,700,000(c)        Hospitality Mortgage Trust, Series 2017-HIT, Class E,
                            5.683% (1 Month USD LIBOR + 355 bps),
                            5/8/30 (144A)                                              $       3,717,362
       10,144,736(d)        Irvine Core Office Trust, Series 2013-IRV, Class A2,
                            3.279%, 5/15/48 (144A)                                            10,014,564
        3,890,725           JP Morgan Chase Commercial Mortgage Securities
                            Trust, Series 2011-C5, Class A3, 4.171%, 8/15/46                   3,965,876
        6,085,146(d)        JP Morgan Chase Commercial Mortgage Securities
                            Trust, Series 2012-C8, Class B, 3.977%,
                            10/15/45 (144A)                                                    6,062,558
          400,000(c)        JP Morgan Chase Commercial Mortgage Securities
                            Trust, Series 2014-FL4, Class E, 6.158% (1 Month
                            USD LIBOR + 400 bps), 12/15/30 (144A)                                399,633
        4,750,000           JP Morgan Chase Commercial Mortgage Securities
                            Trust, Series 2018-WPT, Class BFX, 4.549%,
                            7/5/33 (144A)                                                      4,866,731
        3,510,042(d)        JP Morgan Mortgage Trust, Series 2014-1, Class B4,
                            3.739%, 1/25/44 (144A)                                             3,404,943
        1,674,227(d)        JP Morgan Mortgage Trust, Series 2014-1, Class B5,
                            3.739%, 1/25/44 (144A)                                             1,570,717
        1,729,584(d)        JP Morgan Mortgage Trust, Series 2014-2, Class B3,
                            3.418%, 6/25/29 (144A)                                             1,672,079
        1,215,000(d)        JP Morgan Mortgage Trust, Series 2014-2, Class B4,
                            3.418%, 6/25/29 (144A)                                             1,123,116
        2,011,291(d)        JP Morgan Mortgage Trust, Series 2014-5, Class B3,
                            2.987%, 10/25/29 (144A)                                            1,840,786
        1,996,175(d)        JP Morgan Mortgage Trust, Series 2014-IVR3,
                            Class AM, 2.975%, 9/25/44 (144A)                                   1,983,755
       12,241,469(d)        JP Morgan Mortgage Trust, Series 2015-4,
                            Class AM, 3.0%, 6/25/45 (144A)                                    11,579,618
        3,598,111(d)        JP Morgan Mortgage Trust, Series 2015-4,
                            Class B4, 3.624%, 6/25/45 (144A)                                   3,153,071
        2,853,346(d)        JP Morgan Mortgage Trust, Series 2016-2,
                            Class B1, 2.728%, 6/25/46 (144A)                                   2,862,014
        1,964,434(d)        JP Morgan Mortgage Trust, Series 2016-2,
                            Class B2, 2.728%, 6/25/46 (144A)                                   1,944,129
        2,321,197(d)        JP Morgan Mortgage Trust, Series 2016-2,
                            Class B3, 2.728%, 6/25/46 (144A)                                   2,236,487
        5,463,727(d)        JP Morgan Mortgage Trust, Series 2016-3,
                            Class 1A1, 3.5%, 10/25/46 (144A)                                   5,308,136
        3,999,859(d)        JP Morgan Mortgage Trust, Series 2016-3,
                            Class AM, 3.371%, 10/25/46 (144A)                                  3,910,139
        2,413,318(d)        JP Morgan Mortgage Trust, Series 2016-5,
                            Class B2, 2.634%, 12/25/46 (144A)                                  2,326,806
        3,270,000(d)        JP Morgan Mortgage Trust, Series 2017-1,
                            Class A6, 3.5%, 1/25/47 (144A)                                     3,190,976
        9,227,735(d)        JP Morgan Mortgage Trust, Series 2017-1,
                            Class A11, 3.5%, 1/25/47 (144A)                                    8,993,055

The accompanying notes are an integral part of these financial statements.

28 Pioneer Strategic Income Fund | Annual Report | 9/30/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
        4,324,162(d)        JP Morgan Mortgage Trust, Series 2017-2, Class A6,
                            3.0%, 5/25/47 (144A)                                       $       4,224,611
        5,341,488(d)        JP Morgan Mortgage Trust, Series 2017-2, Class B1,
                            3.745%, 5/25/47 (144A)                                             5,146,712
        3,964,088(d)        JP Morgan Mortgage Trust, Series 2017-3, Class 1A3,
                            3.5%, 8/25/47 (144A)                                               3,846,049
       12,619,013(d)        JP Morgan Mortgage Trust, Series 2017-3, Class 1A13,
                            3.5%, 8/25/47 (144A)                                              12,259,755
        3,944,772(d)        JP Morgan Mortgage Trust, Series 2017-4, Class A3,
                            3.5%, 11/25/48 (144A)                                              3,827,309
       14,978,656(d)        JP Morgan Mortgage Trust, Series 2017-4, Class A13,
                            3.5%, 11/25/48 (144A)                                             14,127,072
        3,964,524(d)        JP Morgan Mortgage Trust, Series 2017-5, Class A2,
                            3.172%, 10/26/48 (144A)                                            3,941,132
        2,901,631(d)        JP Morgan Mortgage Trust, Series 2017-5, Class B2,
                            3.172%, 10/26/48 (144A)                                            2,807,998
        5,040,718(d)        JP Morgan Mortgage Trust, Series 2017-5, Class B3,
                            3.172%, 10/26/48 (144A)                                            4,783,082
       13,920,158(d)        JP Morgan Mortgage Trust, Series 2017-6, Class A3,
                            3.5%, 12/25/48 (144A)                                             13,497,653
        6,392,971(d)        JP Morgan Mortgage Trust, Series 2017-6, Class A6,
                            3.0%, 12/25/48 (144A)                                              6,185,449
        6,117,889(d)        JP Morgan Mortgage Trust, Series 2017-6, Class A13,
                            3.5%, 12/25/48 (144A)                                              5,757,585
        4,495,999(d)        JP Morgan Mortgage Trust, Series 2018-1, Class A13,
                            3.5%, 6/25/48 (144A)                                               4,231,760
        2,091,515(d)        JP Morgan Mortgage Trust, Series 2018-1, Class B2,
                            3.769%, 6/25/48 (144A)                                             2,009,016
       10,467,104(d)        JP Morgan Mortgage Trust, Series 2018-3, Class A3,
                            3.5%, 9/25/48 (144A)                                              10,155,948
        5,684,208(d)        JP Morgan Mortgage Trust, Series 2018-3, Class A5,
                            3.5%, 9/25/48 (144A)                                               5,591,777
        3,964,308(d)        JP Morgan Mortgage Trust, Series 2018-3, Class A13,
                            3.5%, 9/25/48 (144A)                                               3,718,655
        5,707,557(d)        JP Morgan Mortgage Trust, Series 2018-4, Class A13,
                            3.5%, 10/25/48 (144A)                                              5,351,092
        8,502,156(d)        JP Morgan Mortgage Trust, Series 2018-4, Class A15,
                            3.5%, 10/25/48 (144A)                                              8,443,188
        4,373,600(d)        JP Morgan Mortgage Trust, Series 2018-6, Class 2A2,
                            3.0%, 12/25/48 (144A)                                              4,268,835
        2,429,778(d)        JP Morgan Mortgage Trust, Series 2018-6, Class 2A3,
                            3.0%, 12/25/48 (144A)                                              2,283,278
       12,099,343(d)        JP Morgan Mortgage Trust, Series 2018-8, Class A3,
                            4.0%, 1/25/49 (144A)                                              12,020,891
       12,500,000           JP Morgan Mortgage Trust, Series 2018-9, Class A5,
                            4.0%, 2/25/49 (144A)                                              12,546,387
        2,850,000(d)        JP Morgan Mortgage Trust, Series 2018-9, Class A13,
                            4.0%, 2/25/49 (144A)                                               2,806,366

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 29

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
        3,179,924(d)        JP Morgan Trust, Series 2015-1, Class B3, 3.053%,
                            12/25/44 (144A)                                            $       3,158,245
        2,151,437(d)        JP Morgan Trust, Series 2015-3, Class B4, 3.682%,
                            5/25/45 (144A)                                                     1,992,075
        2,434,038(d)        JP Morgan Trust, Series 2015-5, Class B1, 3.076%,
                            5/25/45 (144A)                                                     2,406,003
        2,800,000           JPMBB Commercial Mortgage Securities Trust, Series
                            2014-C22, Class A4, 3.801%, 9/15/47                                2,826,302
        8,000,000           JPMBB Commercial Mortgage Securities Trust, Series
                            2015-C30, Class A5, 3.822%, 7/15/48                                8,084,751
        4,250,000           JPMDB Commercial Mortgage Securities Trust, Series
                            2018-C8, Class AS, 4.421%, 6/15/51                                 4,380,435
        1,716,453           La Hipotecaria El Salvadorian Mortgage Trust, Series
                            2016-1A, Class A, 3.358%, 1/15/46 (144A)                           1,666,967
          771,502(c)        La Hipotecaria Panamanian Mortgage Trust, Series
                            2010-1GA, Class A, 2.5% (Panamanian Mortgage
                            Reference Rate + 300 bps), 9/8/39 (144A)                             760,411
        8,410,000(d)        LSTAR Commercial Mortgage Trust, Series 2015-3,
                            Class AS, 3.217%, 4/20/48 (144A)                                   8,050,556
       12,891,453(d)        Mello Mortgage Capital Acceptance, Series
                            2018-MTG1, Class A9, 3.5%, 5/25/48 (144A)                         12,102,579
        3,300,000           Mill City Mortgage Loan Trust, Series 2017-1,
                            Class M3, 3.25%, 11/25/58 (144A)                                   3,014,363
        7,840,000(d)        Mill City Mortgage Loan Trust, Series 2017-2,
                            Class M1, 3.25%, 7/25/59 (144A)                                    7,570,564
        8,569,000(d)        Mill City Mortgage Loan Trust, Series 2017-2,
                            Class M3, 3.25%, 7/25/59 (144A)                                    7,775,832
        3,121,625(d)        Mill City Mortgage Loan Trust, Series 2017-3,
                            Class M1, 3.25%, 1/25/61 (144A)                                    3,007,609
        3,337,000(d)        Morgan Stanley Bank of America Merrill Lynch Trust,
                            Series 2014-C14, Class C, 4.982%, 2/15/47                          3,402,655
        4,800,000(d)        Morgan Stanley Bank of America Merrill Lynch Trust,
                            Series 2015-C22, Class D, 4.379%, 4/15/48 (144A)                   4,247,412
        3,350,000           Morgan Stanley Capital I Trust, Series 2014-150E,
                            Class AS, 4.012%, 9/9/32 (144A)                                    3,359,998
        4,200,000(d)        Morgan Stanley Capital I Trust, Series 2016-BNK2,
                            Class D, 3.0%, 11/15/49 (144A)                                     3,441,026
        4,100,000           Morgan Stanley Capital I Trust, Series 2016-UBS9,
                            Class D, 3.0%, 3/15/49 (144A)                                      3,415,270
        7,300,000           Morgan Stanley Capital I Trust, Series 2018-MP,
                            Class A, 4.418%, 7/11/40 (144A)                                    7,474,953
        8,340,325(d)        New Residential Mortgage Loan Trust, Series
                            2018-RPL1, Class A1, 3.5%, 12/25/57 (144A)                         8,249,457
        4,350,650(d)        NRP Mortgage Trust, Series 2013-1, Class B4,
                            3.315%, 7/25/43 (144A)                                             3,992,935
        1,915,215(d)        Oaks Mortgage Trust, Series 2015-1, Class B3,
                            3.82%, 4/25/46 (144A)                                              1,843,433

The accompanying notes are an integral part of these financial statements.

30 Pioneer Strategic Income Fund | Annual Report | 9/30/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
        2,004,000(d)        Oaks Mortgage Trust, Series 2015-1, Class B4,
                            3.82%, 4/25/46 (144A)                                      $       1,760,190
        1,537,600(d)        Oaks Mortgage Trust, Series 2015-2, Class B3,
                            3.884%, 10/25/45 (144A)                                            1,444,694
       10,761,879(d)        PMT Loan Trust, Series 2013-J1, Class A11, 3.5%,
                            9/25/43 (144A)                                                    10,475,928
        4,819,454(d)        PMT Loan Trust, Series 2013-J1, Class B3, 3.563%,
                            9/25/43 (144A)                                                     4,700,823
        2,500,000           Progress Residential Trust, Series 2015-SFR2, Class D,
                            3.684%, 6/12/32 (144A)                                             2,480,569
          700,000           Progress Residential Trust, Series 2017-SFR1, Class C,
                            3.316%, 8/17/34 (144A)                                               679,926
        2,600,000           Progress Residential Trust, Series 2017-SFR1, Class E,
                            4.261%, 8/17/34 (144A)                                             2,564,258
        2,099,758(d)        PSMC Trust, Series 2018-1, Class A1, 3.5%,
                            2/25/48 (144A)                                                     2,081,385
        3,364,226(d)        PSMC Trust, Series 2018-1, Class A3, 3.5%,
                            2/25/48 (144A)                                                     3,313,893
        2,300,000(d)        PSMC Trust, Series 2018-3, Class A1, 4.0%,
                            8/25/48 (144A)                                                     2,285,087
           10,995           RALI Trust, Series 2003-QS14, Class A1, 5.0%,
                            7/25/18                                                               10,930
        2,623,739(c)        RESI Finance LP, Series 2003-C, Class B3, 3.533%
                            (1 Month USD LIBOR + 140 bps), 9/10/35 (144A)                      2,303,460
        9,097,832           Seasoned Credit Risk Transfer Trust, Series 2018-1,
                            Class MT, 3.0%, 5/25/57                                            8,564,917
        6,965,760           Seasoned Credit Risk Transfer Trust, Series 2018-2,
                            Class HT, 3.0%, 11/25/57                                           6,573,392
        4,960,577(d)        Sequoia Mortgage Trust, Series 2012-6, Class A1,
                            2.5%, 12/25/42                                                     4,670,498
        4,923,611(d)        Sequoia Mortgage Trust, Series 2013-2, Class B4,
                            3.643%, 2/25/43                                                    4,708,305
        6,997,254(d)        Sequoia Mortgage Trust, Series 2013-3, Class A1,
                            2.0%, 3/25/43                                                      6,376,752
        7,116,725(d)        Sequoia Mortgage Trust, Series 2013-4, Class A1,
                            2.325%, 4/25/43                                                    6,479,835
        5,644,486(d)        Sequoia Mortgage Trust, Series 2013-4, Class A2,
                            2.5%, 4/25/43                                                      5,253,784
        2,595,017(d)        Sequoia Mortgage Trust, Series 2013-4, Class B3,
                            3.488%, 4/25/43                                                    2,496,666
        7,924,512(d)        Sequoia Mortgage Trust, Series 2013-5, Class A1,
                            2.5%, 5/25/43 (144A)                                               7,264,860
       17,807,860(d)        Sequoia Mortgage Trust, Series 2013-5, Class A2,
                            3.0%, 5/25/43 (144A)                                              16,870,775
        2,479,636(d)        Sequoia Mortgage Trust, Series 2013-5, Class B3,
                            3.513%, 5/25/43 (144A)                                             2,379,329
       11,871,282(d)        Sequoia Mortgage Trust, Series 2013-6, Class A1,
                            2.5%, 5/25/43                                                     11,114,950

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 31

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
        2,318,294(d)        Sequoia Mortgage Trust, Series 2013-6, Class B3,
                            3.524%, 5/25/43                                            $       2,249,877
        1,824,583(d)        Sequoia Mortgage Trust, Series 2013-6, Class B4,
                            3.524%, 5/25/43                                                    1,720,159
        4,996,408(d)        Sequoia Mortgage Trust, Series 2013-7, Class A1,
                            2.5%, 6/25/43                                                      4,598,562
        5,692,512(d)        Sequoia Mortgage Trust, Series 2013-7, Class A2,
                            3.0%, 6/25/43                                                      5,389,431
        4,662,837(d)        Sequoia Mortgage Trust, Series 2013-8, Class A1,
                            3.0%, 6/25/43                                                      4,417,842
       11,352,324           Sequoia Mortgage Trust, Series 2013-9, Class A1,
                            3.5%, 7/25/43 (144A)                                              11,050,330
        8,639,939(d)        Sequoia Mortgage Trust, Series 2013-10, Class A1,
                            3.5%, 8/25/43 (144A)                                               8,410,099
        3,251,727(d)        Sequoia Mortgage Trust, Series 2015-2, Class A1,
                            3.5%, 5/25/45 (144A)                                               3,155,063
        6,694,758(d)        Sequoia Mortgage Trust, Series 2017-1, Class A1,
                            3.5%, 2/25/47 (144A)                                               6,512,480
        3,550,988(d)        Sequoia Mortgage Trust, Series 2017-3, Class A19,
                            3.5%, 4/25/47 (144A)                                               3,417,272
        3,509,724(d)        Sequoia Mortgage Trust, Series 2017-4, Class A1,
                            3.5%, 7/25/47 (144A)                                               3,409,778
        3,403,029(d)        Sequoia Mortgage Trust, Series 2017-4, Class B1,
                            3.955%, 7/25/47 (144A)                                             3,354,582
        4,428,962(d)        Sequoia Mortgage Trust, Series 2018-2, Class A1,
                            3.5%, 2/25/48 (144A)                                               4,309,482
        2,599,608(d)        Sequoia Mortgage Trust, Series 2018-2, Class A19,
                            3.5%, 2/25/48 (144A)                                               2,512,581
        2,664,054(d)        Sequoia Mortgage Trust, Series 2018-2, Class B3,
                            3.771%, 2/25/48 (144A)                                             2,521,435
        5,850,161(d)        Sequoia Mortgage Trust, Series 2018-3, Class A19,
                            3.5%, 3/25/48 (144A)                                               5,661,628
        3,151,628(d)        Sequoia Mortgage Trust, Series 2018-7, Class A1,
                            4.0%, 9/25/48 (144A)                                               3,131,193
        2,789,315(d)        Sequoia Mortgage Trust, Series 2018-7, Class A19,
                            4.0%, 9/25/48 (144A)                                               2,760,861
        1,967,112(d)        Sequoia Mortgage Trust, Series 2018-CH1, Class A19,
                            4.0%, 2/25/48 (144A)                                               1,964,197
        3,357,623(d)        Sequoia Mortgage Trust, Series 2018-CH3, Class A1,
                            4.5%, 8/25/48 (144A)                                               3,391,921
        7,000,000(d)        Sequoia Mortgage Trust, Series 2018-CH4, Class B1B,
                            4.974%, 10/25/48 (144A)                                            7,274,540
          924,876(d)        SGR Residential Mortgage Trust, Series 2016-1,
                            Class A1, 3.75%, 11/25/46 (144A)                                     931,940
        3,443,544(d)        Shellpoint Co-Originator Trust, Series 2016-1,
                            Class B2, 3.624%, 11/25/46 (144A)                                  3,276,856

The accompanying notes are an integral part of these financial statements.

32 Pioneer Strategic Income Fund | Annual Report | 9/30/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
        1,898,179(d)        Shellpoint Co-Originator Trust, Series 2016-1,
                            Class B3, 3.624%, 11/25/46 (144A)                          $       1,795,617
        9,075,555(d)        Shellpoint Co-Originator Trust, Series 2017-1,
                            Class A19, 3.5%, 4/25/47 (144A)                                    8,760,388
        2,032,244(d)        Shellpoint Co-Originator Trust, Series 2017-1,
                            Class B3, 3.687%, 4/25/47 (144A)                                   1,912,640
        7,195,126(d)        TIAA Bank Mortgage Loan Trust, Series 2018-2,
                            Class A1, 3.5%, 7/25/48 (144A)                                     6,982,664
        7,982,462           Toro Mortgage Funding Trust, Series 2017-RJ1,
                            4.0%, 4/25/74 (144A)                                               7,827,927
        9,017,000(d)        Towd Point Mortgage Trust, Series 2015-3, Class M2,
                            4.0%, 3/25/54 (144A)                                               9,017,286
        9,375,000(d)        Towd Point Mortgage Trust, Series 2015-6, Class M1,
                            3.75%, 4/25/55 (144A)                                              9,259,787
        7,350,000(d)        Towd Point Mortgage Trust, Series 2016-1, Class M1,
                            3.5%, 2/25/55 (144A)                                               7,194,102
        8,200,000(d)        Towd Point Mortgage Trust, Series 2017-1, Class A2,
                            3.5%, 10/25/56 (144A)                                              8,021,909
       13,830,000(d)        Towd Point Mortgage Trust, Series 2017-1, Class M1,
                            3.75%, 10/25/56 (144A)                                            13,559,741
       15,340,000(d)        Towd Point Mortgage Trust, Series 2017-2, Class A2,
                            3.25%, 4/25/57 (144A)                                             14,864,141
        5,000,000(d)        Towd Point Mortgage Trust, Series 2017-3, Class A2,
                            3.0%, 7/25/57 (144A)                                               4,723,722
        2,274,000(d)        Velocity Commercial Capital Loan Trust, Series
                            2015-1, Class M2, 5.88%, 6/25/45 (144A)                            2,375,525
        3,243,006           Wells Fargo Commercial Mortgage Trust, Series
                            2014-LC16, Class A2, 2.819%, 8/15/50                               3,239,800
        7,000,000           Wells Fargo Commercial Mortgage Trust, Series
                            2014-LC16, Class ASB, 3.477%, 8/15/50                              7,028,421
        4,700,000           Wells Fargo Commercial Mortgage Trust, Series
                            2016-LC25, Class A3, 3.374%, 12/15/59                              4,560,451
          843,804(d)        WinWater Mortgage Loan Trust, Series 2015-1,
                            Class B4, 3.906%, 1/20/45 (144A)                                     779,280
        1,850,425(d)        WinWater Mortgage Loan Trust, Series 2015-2,
                            Class B4, 3.913%, 2/20/45 (144A)                                   1,669,302
        1,158,192(d)        WinWater Mortgage Loan Trust, Series 2015-3,
                            Class B4, 3.906%, 3/20/45 (144A)                                   1,120,164
        1,590,998(d)        WinWater Mortgage Loan Trust, Series 2015-4,
                            Class B4, 3.758%, 6/20/45 (144A)                                   1,540,037
        3,338,564(d)        WinWater Mortgage Loan Trust, Series 2016-1,
                            Class 1A5, 3.5%, 1/20/46 (144A)                                    3,245,227
                                                                                       -----------------
                                                                                       $   1,069,835,136
                                                                                       -----------------
                            Total Banks                                                $   1,070,863,247
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 33

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            GOVERNMENT -- 0.5%
        1,168,710           Federal National Mortgage Association REMICS,
                            Series 2009-36, Class HX, 4.5%, 6/25/29                    $       1,196,531
        3,100,000(d)        Freddie Mac Whole Loan Securities Trust, Series
                            2017-SC01, Class M2, 3.597%, 12/25/46 (144A)                       2,817,125
        4,160,000(d)        FREMF Mortgage Trust, Series 2010-K9, Class B,
                            5.373%, 9/25/45 (144A)                                             4,286,293
        3,661,000(d)        FREMF Mortgage Trust, Series 2012-K710, Class B,
                            3.941%, 6/25/47 (144A)                                             3,673,608
        4,536,000(d)        FREMF Mortgage Trust, Series 2015-K45, Class C,
                            3.714%, 4/25/48 (144A)                                             4,252,912
        2,000,000(d)        FREMF Mortgage Trust, Series 2016-K52, Class B,
                            4.057%, 1/25/49 (144A)                                             1,956,985
        3,804,348           Government National Mortgage Association, Series
                            2009-83, Class EB, 4.5%, 9/20/39                                   3,931,218
        2,873,331           Government National Mortgage Association, Series
                            2012-130, Class PA, 3.0%, 4/20/41                                  2,822,078
                                                                                       -----------------
                            Total Government                                           $      24,936,750
--------------------------------------------------------------------------------------------------------
                            INSURANCE -- 0.1%
                            Property & Casualty Insurance -- 0.1%
        5,000,000(c)        BTH-13 Mortgage Backed Securities Trust, Series
                            2018-13, Class A, 4.621% (1 Month USD
                            LIBOR + 250 bps), 8/18/21 (144A)                           $       5,004,699
                                                                                       -----------------
                            Total Insurance                                            $       5,004,699
--------------------------------------------------------------------------------------------------------
                            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                            (Cost $1,127,491,883)                                      $   1,100,804,696
--------------------------------------------------------------------------------------------------------
                            CONVERTIBLE CORPORATE BONDS --
                            0.3% of Net Assets
                            CAPITAL GOODS -- 0.0%+
                            Construction & Engineering -- 0.0%+
        1,181,000           Dycom Industries, Inc., 0.75%, 9/15/21                     $       1,309,833
--------------------------------------------------------------------------------------------------------
                            Industrial Conglomerates -- 0.0%+
IDR15,039,758,000^          PT Bakrie & Brothers Tbk, 0.0%, 12/30/99                   $         157,447
                                                                                       -----------------
                            Total Capital Goods                                        $       1,467,280
--------------------------------------------------------------------------------------------------------
                            HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                            Health Care Equipment -- 0.1%
        4,647,000           Wright Medical Group, Inc., 1.625%, 6/15/23 (144A)         $       4,911,298
                                                                                       -----------------
                            Total Health Care Equipment & Services                     $       4,911,298
--------------------------------------------------------------------------------------------------------
                            PHARMACEUTICALS, BIOTECHNOLOGY &
                            LIFE SCIENCES -- 0.1%
                            Biotechnology -- 0.0%+
        3,802,000           Insmed, Inc., 1.75%, 1/15/25                               $       3,200,505
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Strategic Income Fund | Annual Report | 9/30/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            Pharmaceuticals -- 0.1%
        3,000,000           Medicines Co., 2.75%, 7/15/23                              $       2,720,730
                                                                                       -----------------
                            Total Pharmaceuticals, Biotechnology &
                            Life Sciences                                              $       5,921,235
--------------------------------------------------------------------------------------------------------
                            SOFTWARE & SERVICES -- 0.1%
                            Application Software -- 0.1%
        3,780,000           Synchronoss Technologies, Inc., 0.75%, 8/15/19             $       3,602,397
                                                                                       -----------------
                            Total Software & Services                                  $       3,602,397
--------------------------------------------------------------------------------------------------------
                            TOTAL CONVERTIBLE CORPORATE BONDS
                            (Cost $17,026,284)                                         $      15,902,210
--------------------------------------------------------------------------------------------------------
                            CORPORATE BONDS -- 38.0% of Net Assets
                            AUTOMOBILES & COMPONENTS -- 0.8%
                            Automobile Manufacturers -- 0.8%
       15,325,000           Ford Motor Co., 4.346%, 12/8/26                            $      14,423,014
       15,110,000           General Motors Co., 6.6%, 4/1/36                                  16,109,058
        8,670,000           Nissan Motor Acceptance Corp., 3.15%,
                            3/15/21 (144A)                                                     8,599,615
                                                                                       -----------------
                            Total Automobiles & Components                             $      39,131,687
--------------------------------------------------------------------------------------------------------
                            BANKS -- 4.7%
                            Diversified Banks -- 3.9%
        8,210,000(d)        Banco de Credito del Peru, 6.875% (3 Month USD
                            LIBOR + 771 bps), 9/16/26 (144A)                           $       8,772,385
ARS    78,000,000(c)        Banco de la Ciudad de Buenos Aires, 0.0%
                            (BADLARPP + 399 bps), 12/5/22                                      1,416,808
        2,915,000(d)        Banco Nacional de Comercio Exterior SNC, 3.8%
                            (5 Year CMT Index + 300 bps), 8/11/26 (144A)                       2,842,154
        5,000,000           Banco Nacional de Costa Rica, 4.875%,
                            11/1/18 (144A)                                                     4,964,000
        2,860,000           Banque Ouest Africaine de Developpement,
                            5.0%, 7/27/27 (144A)                                               2,752,750
        8,615,000           Banque Ouest Africaine de Developpement,
                            5.5%, 5/6/21 (144A)                                                8,808,837
        9,150,000(b)(d)     Barclays Plc, 7.75% (5 Year USD Swap
                            Rate + 484 bps)                                                    9,172,875
       11,650,000           BBVA Bancomer SA, 6.5%, 3/10/21 (144A)                            12,168,425
       15,904,000(b)(d)     BNP Paribas SA, 7.625% (5 Year USD Swap
                            Rate + 631 bps) (144A)                                            16,699,200
        2,000,000           BPCE SA, 2.25%, 1/27/20                                            1,973,816
       11,400,000           BPCE SA, 4.875%, 4/1/26 (144A)                                    11,381,935
        4,150,000           Cooperatieve Rabobank UA, 3.75%, 7/21/26                           3,919,714
       14,300,000           Credit Suisse Group Funding Guernsey, Ltd.,
                            3.8%, 9/15/22                                                     14,231,441
        2,400,000(b)(d)     Danske Bank AS, 6.125% (USD Swap
                            Rate + 390 bps)                                                    2,205,960

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 35

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            Diversified Banks -- (continued)
        9,860,000(d)        DBS Group Holdings, Ltd., 4.52% (5 Year USD 1100
                            Run ICE Swap Rate + 159 bps), 12/11/28 (144A)              $       9,949,371
        3,100,000(c)        HSBC Holdings Plc, 3.322% (3 Month USD
                            LIBOR + 100 bps), 5/18/24                                          3,094,499
       13,299,000(b)(d)     ING Groep NV, 6.5% (5 Year USD Swap
                            Rate + 445 bps)                                                   12,853,484
       14,400,000           Lloyds Banking Group Plc, 4.65%, 3/24/26                          14,148,652
EUR     1,395,000(b)(d)     Lloyds Banking Group Plc, 6.375% (5 Year EUR
                            Swap Rate + 529 bps)                                               1,712,943
       17,800,000           Nordea Bank AB, 4.25%, 9/21/22 (144A)                             17,905,069
        3,000,000(d)        Oversea-Chinese Banking Corp., Ltd., 4.0% (5 Year
                            USD Swap Rate + 220 bps), 10/15/24 (144A)                          3,007,384
        3,895,000           QNB Finansbank AS, 4.875%, 5/19/22 (144A)                          3,579,505
       14,375,000(b)(d)     Royal Bank of Scotland Group Plc, 8.625% (5 Year
                            USD Swap Rate + 760 bps)                                          15,399,219
       13,575,000(b)(d)     Societe Generale SA, 7.375% (5 Year USD Swap
                            Rate + 624 bps) (144A)                                            13,999,219
        3,000,000(d)        Turkiye Garanti Bankasi AS, 6.125% (5 Year USD
                            Swap Rate + 422 bps), 5/24/27 (144A)                               2,504,460
                                                                                       -----------------
                                                                                       $     199,464,105
--------------------------------------------------------------------------------------------------------
                            Regional Banks -- 0.6%
        7,405,000           Banco Internacional del Peru SAA Interbank,
                            3.375%, 1/18/23 (144A)                                     $       7,091,769
       15,500,000           SunTrust Bank, 2.45%, 8/1/22                                      14,886,613
        6,885,000(d)        SunTrust Bank, 2.59% (3 Month USD
                            LIBOR + 30 bps), 1/29/21                                           6,813,847
          660,000(b)(d)     Wachovia Capital Trust III, 5.57% (3 Month USD
                            LIBOR + 93 bps)                                                      653,730
                                                                                       -----------------
                                                                                       $      29,445,959
--------------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- 0.2%
        9,900,000           Alfa Bank AO Via Alfa Bond Issuance Plc, 7.5%,
                            9/26/19 (144A)                                             $      10,052,262
        2,200,000           Vnesheconombank Via VEB Finance Plc, 5.942%,
                            11/21/23 (144A)                                                    2,098,562
                                                                                       -----------------
                                                                                       $      12,150,824
                                                                                       -----------------
                            Total Banks                                                $     241,060,888
--------------------------------------------------------------------------------------------------------
                            CAPITAL GOODS -- 1.3%
                            Aerospace & Defense -- 0.6%
        5,025,000           Embraer Netherlands Finance BV, 5.4%, 2/1/27               $       5,125,500
        2,888,000           Leonardo US Holdings, Inc., 6.25%, 1/15/40 (144A)                  3,017,960
       15,170,000           Rockwell Collins, Inc., 3.2%, 3/15/24                             14,642,104
        8,240,000           United Technologies Corp., 4.125%, 11/16/28                        8,183,724
                                                                                       -----------------
                                                                                       $      30,969,288
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Strategic Income Fund | Annual Report | 9/30/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            Building Products -- 0.5%
        9,445,000           Owens Corning, 3.4%, 8/15/26                               $       8,661,660
        5,975,000           Owens Corning, 4.2%, 12/1/24                                       5,917,742
        9,250,000           Standard Industries, Inc., 5.375%, 11/15/24 (144A)                 9,238,438
                                                                                       -----------------
                                                                                       $      23,817,840
--------------------------------------------------------------------------------------------------------
                            Construction Machinery & Heavy Trucks -- 0.0%+
        1,950,000           Meritor, Inc., 6.25%, 2/15/24                              $       1,986,562
--------------------------------------------------------------------------------------------------------
                            Trading Companies & Distributors -- 0.2%
        2,080,000           Fly Leasing, Ltd., 5.25%, 10/15/24                         $       1,999,400
        4,600,000           United Rentals North America, Inc., 4.625%, 10/15/25               4,462,000
        4,600,000           United Rentals North America, Inc., 4.875%, 1/15/28                4,312,500
                                                                                       -----------------
                                                                                       $      10,773,900
                                                                                       -----------------
                            Total Capital Goods                                        $      67,547,590
--------------------------------------------------------------------------------------------------------
                            COMMERCIAL & PROFESSIONAL SERVICES -- 0.3%
                            Research & Consulting Services -- 0.2%
        9,412,000           Verisk Analytics, Inc., 5.5%, 6/15/45                      $       9,512,715
--------------------------------------------------------------------------------------------------------
                            Security & Alarm Services -- 0.1%
        3,800,000           Brink's Co., 4.625%, 10/15/27 (144A)                       $       3,486,500
                                                                                       -----------------
                            Total Commercial & Professional Services                   $      12,999,215
--------------------------------------------------------------------------------------------------------
                            CONSUMER DURABLES & APPAREL -- 0.5%
                            Homebuilding -- 0.5%
        5,985,000           KB Home, 7.625%, 5/15/23                                   $       6,433,875
        1,500,000           KB Home, 8.0%, 3/15/20                                             1,586,400
        4,765,000           Lennar Corp., 4.75%, 11/29/27                                      4,574,400
        5,230,000           Lennar Corp., 5.375%, 10/1/22                                      5,367,288
        3,270,000           Meritage Homes Corp., 6.0%, 6/1/25                                 3,310,875
        2,685,000           Meritage Homes Corp., 7.0%, 4/1/22                                 2,886,375
        3,270,000           Toll Brothers Finance Corp., 4.875%, 11/15/25                      3,212,775
                                                                                       -----------------
                            Total Consumer Durables & Apparel                          $      27,371,988
--------------------------------------------------------------------------------------------------------
                            CONSUMER SERVICES -- 0.3%
                            Casinos & Gaming -- 0.2%
        8,470,000           Scientific Games International, Inc., 10.0%, 12/1/22       $       8,967,613
--------------------------------------------------------------------------------------------------------
                            Education Services -- 0.1%
        4,025,000           Massachusetts Institute of Technology, 5.6%, 7/1/11        $       5,116,434
                                                                                       -----------------
                            Total Consumer Services                                    $      14,084,047
--------------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 3.8%
                            Consumer Finance -- 0.7%
       14,840,000           Capital One Financial Corp., 4.25%, 4/30/25                $      14,779,293
INR 1,419,240,000           International Finance Corp., 6.3%, 11/25/24                       18,253,803
                                                                                       -----------------
                                                                                       $      33,033,096
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 37

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            Diversified Capital Markets -- 0.6%
        6,400,000(d)        Banco Continental SA via Continental Trustees
                            Cayman, Ltd., 7.375% (3 Month USD
                            LIBOR + 680 bps), 10/7/40 (144A)                           $       6,752,000
       13,852,000(b)(d)     Credit Suisse Group AG, 7.125% (5 Year USD
                            Swap Rate + 511 bps)                                              14,198,300
        4,400,000           Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                      4,268,000
        6,621,000(b)(d)     UBS Group Funding Switzerland AG, 7.125%
                            (5 Year USD Swap Rate + 588 bps)                                   6,943,655
                                                                                       -----------------
                                                                                       $      32,161,955
--------------------------------------------------------------------------------------------------------
                            Financial Exchanges & Data -- 0.1%
        2,670,000           Moody's Corp., 3.25%, 6/7/21                               $       2,656,114
--------------------------------------------------------------------------------------------------------
                            Investment Banking & Brokerage -- 1.1%
       10,027,000(d)        Goldman Sachs Group, Inc., 3.272% (3 Month
                            USD LIBOR + 120 bps), 9/29/25                              $       9,580,810
        7,240,000(d)        Goldman Sachs Group, Inc., 4.223% (3 Month
                            USD LIBOR + 130 bps), 5/1/29                                       7,133,986
       13,200,000           Morgan Stanley, 4.1%, 5/22/23                                     13,281,715
        4,400,000           Morgan Stanley, 4.875%, 11/1/22                                    4,558,791
       16,775,000           UBS AG, 7.625%, 8/17/22                                           18,687,350
                                                                                       -----------------
                                                                                       $      53,242,652
--------------------------------------------------------------------------------------------------------
                            Multi-Sector Holdings -- 0.2%
       11,820,000           IPIC GMTN, Ltd., 5.5%, 3/1/22 (144A)                       $      12,493,740
--------------------------------------------------------------------------------------------------------
                            Other Diversified Financial Services -- 0.3%
        6,250,000^(e)       Fixed Income Trust Series 2013-A, 0.0%,
                            10/15/97 (144A)                                            $       7,340,214
NZD    15,300,000           JPMorgan Chase & Co., 4.25%, 11/2/18                              10,156,724
                                                                                       -----------------
                                                                                       $      17,496,938
--------------------------------------------------------------------------------------------------------
                            Specialized Finance -- 0.8%
       12,855,000           Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)              $      13,348,894
        1,000,000           Fly Leasing, Ltd., 6.375%, 10/15/21                                1,030,000
       14,675,000           MassMutual Global Funding II, 2.75%,
                            6/22/24 (144A)                                                    13,989,901
        7,300,000           MassMutual Global Funding II, 2.95%,
                            1/11/25 (144A)                                                     6,946,065
        1,263,000           Nationstar Mortgage Holdings, Inc., 8.125%,
                            7/15/23 (144A)                                                     1,322,740
        4,695,000           Nationstar Mortgage LLC / Nationstar Capital
                            Corp., 6.5%, 6/1/22                                                4,689,131
                                                                                       -----------------
                                                                                       $      41,326,731
                                                                                       -----------------
                            Total Diversified Financials                               $     192,411,226
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Strategic Income Fund | Annual Report | 9/30/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            ENERGY -- 5.2%
                            Integrated Oil & Gas -- 0.3%
        1,840,000           Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)          $       1,833,100
        3,550,000           Nostrum Oil & Gas Finance BV, 7.0%, 2/16/25 (144A)                 3,124,710
        5,020,000           Nostrum Oil & Gas Finance BV, 8.0%, 7/25/22 (144A)                 4,763,980
        3,160,000           Petrobras Global Finance BV, 7.375%, 1/17/27                       3,199,974
        4,020,000           YPF SA, 6.95%, 7/21/27 (144A)                                      3,516,294
ARS    22,175,000           YPF SA, 16.5%, 5/9/22 (144A)                                         279,266
                                                                                       -----------------
                                                                                       $      16,717,324
--------------------------------------------------------------------------------------------------------
                            Oil & Gas Exploration & Production -- 0.5%
        2,350,000           Antero Resources Corp., 5.625%, 6/1/23                     $       2,405,812
       10,685,000           Continental Resources, Inc., 4.375%, 1/15/28                      10,605,131
        1,075,000           MEG Energy Corp., 6.5%, 1/15/25 (144A)                             1,064,250
        6,125,000           Newfield Exploration Co., 5.625%, 7/1/24                           6,454,219
        4,815,000           Sanchez Energy Corp., 6.125%, 1/15/23                              2,744,550
        1,025,000           Sanchez Energy Corp., 7.75%, 6/15/21                                 717,500
                                                                                       -----------------
                                                                                       $      23,991,462
--------------------------------------------------------------------------------------------------------
                            Oil & Gas Refining & Marketing -- 0.8%
        9,480,000           Andeavor, 5.375%, 10/1/22                                  $       9,637,750
        7,108,000           Calumet Specialty Products Partners LP / Calumet
                            Finance Corp., 6.5%, 4/15/21                                       7,072,460
       11,325,000           EnLink Midstream Partners LP, 5.45%, 6/1/47                        9,888,672
       10,067,000           Valero Energy Corp., 6.625%, 6/15/37                              12,171,001
                                                                                       -----------------
                                                                                       $      38,769,883
--------------------------------------------------------------------------------------------------------
                            Oil & Gas Storage & Transportation -- 3.6%
        7,115,000           Cheniere Energy Partners LP, 5.25%, 10/1/25                $       7,123,751
        8,470,000           Enable Midstream Partners LP, 3.9%, 5/15/24                        8,196,132
        7,140,000           Enable Midstream Partners LP, 4.4%, 3/15/27                        6,852,308
        5,155,000           Enable Midstream Partners LP, 4.95%, 5/15/28                       5,115,603
        4,899,000           Energy Transfer Equity LP, 5.5%, 6/1/27                            5,084,182
        5,845,000           Energy Transfer Equity LP, 5.875%, 1/15/24                         6,151,863
        5,730,000           Energy Transfer Partners LP, 6.0%, 6/15/48                         6,109,332
        4,236,000           Enterprise Products Operating LLC, 2.8%, 2/15/21                   4,181,820
       14,573,000           Kinder Morgan, Inc., 5.05%, 2/15/46                               14,580,604
       13,855,000           Kinder Morgan, Inc., 5.55%, 6/1/45                                14,644,217
        2,400,000           MPLX LP, 4.125%, 3/1/27                                            2,337,631
       17,410,000           MPLX LP, 4.875%, 12/1/24                                          18,063,320
        9,425,000           ONEOK, Inc., 6.875%, 9/30/28                                      10,821,135
        4,010,000           ONEOK, Inc., 7.5%, 9/1/23                                          4,572,591
       14,850,000           Phillips 66 Partners LP, 3.75%, 3/1/28                            14,137,708
        7,260,000           Sabine Pass Liquefaction LLC, 5.0%, 3/15/27                        7,457,398
        4,525,000           Sunoco Logistics Partners Operations LP,
                            5.4%, 10/1/47                                                      4,475,984

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 39

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            Oil & Gas Storage & Transportation -- (continued)
        3,715,000           Sunoco Logistics Partners Operations LP,
                            6.1%, 2/15/42                                              $       3,919,061
        9,220,000           Targa Resources Partners LP / Targa Resources
                            Partners Finance Corp., 4.125%, 11/15/19                           9,185,425
        2,275,000           Targa Resources Partners LP / Targa Resources
                            Partners Finance Corp., 5.0%, 1/15/28 (144A)                       2,212,438
        8,485,000           Williams Cos., Inc., 5.75%, 6/24/44                                9,080,369
        8,175,000           Williams Cos., Inc., 7.5%, 1/15/31                                 9,929,413
        8,690,000           Williams Cos., Inc., 7.75%, 6/15/31                               10,471,627
                                                                                       -----------------
                                                                                       $     184,703,912
                                                                                       -----------------
                            Total Energy                                               $     264,182,581
--------------------------------------------------------------------------------------------------------
                            FOOD & STAPLES RETAILING -- 0.8%
                            Drug Retail -- 0.4%
       14,795,000           CVS Health Corp., 4.1%, 3/25/25                            $      14,755,386
        4,834,835           CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                     5,131,156
          811,024           CVS Pass-Through Trust, 6.036%, 12/10/28                             864,953
          966,650           CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)                     1,170,417
                                                                                       -----------------
                                                                                       $      21,921,912
--------------------------------------------------------------------------------------------------------
                            Food Retail -- 0.2%
        8,975,000           Alimentation Couche-Tard, Inc., 3.55%,
                            7/26/27 (144A)                                             $       8,442,349
--------------------------------------------------------------------------------------------------------
                            Hypermarkets & Super Centers -- 0.2%
        8,265,000           Walmart, Inc., 3.4%, 6/26/23                               $       8,300,978
                                                                                       -----------------
                            Total Food & Staples Retailing                             $      38,665,239
--------------------------------------------------------------------------------------------------------
                            FOOD, BEVERAGE & TOBACCO -- 1.3%
                            Distillers & Vintners -- 0.2%
        3,679,000           Constellation Brands, Inc., 2.25%, 11/6/20                 $       3,594,747
        4,650,000           Pernod Ricard SA, 4.45%, 1/15/22 (144A)                            4,743,015
                                                                                       -----------------
                                                                                       $       8,337,762
--------------------------------------------------------------------------------------------------------
                            Packaged Foods & Meats -- 0.6%
        8,715,000           Bacardi, Ltd., 5.3%, 5/15/48 (144A)                        $       8,545,215
          620,000(g)        CFG Investment SAC, 9.75%, 7/30/19 (144A)                            647,900
        2,350,000           JBS Investments GmbH, 7.75%, 10/28/20 (144A)                       2,397,916
        2,250,000           JBS USA LUX SA / JBS USA Finance, Inc.,
                            6.75%, 2/15/28 (144A)                                              2,235,938
          373,000           Marfrig Holdings Europe BV, 8.0%, 6/8/23 (144A)                      374,306
        9,208,000           Minerva Luxembourg SA, 5.875%, 1/19/28 (144A)                      8,172,100
        3,325,000           Minerva Luxembourg SA, 6.5%, 9/20/26 (144A)                        3,113,031
        3,150,000           Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)                      3,002,579
        3,679,000           Smithfield Foods, Inc., 2.7%, 1/31/20 (144A)                       3,622,283
                                                                                       -----------------
                                                                                       $      32,111,268
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Strategic Income Fund | Annual Report | 9/30/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            Tobacco -- 0.5%
       11,425,000           Altria Group, Inc., 2.625%, 1/14/20                        $      11,359,649
       13,728,000           Reynolds American, Inc., 4.45%, 6/12/25                           13,829,171
                                                                                       -----------------
                                                                                       $      25,188,820
                                                                                       -----------------
                            Total Food, Beverage & Tobacco                             $      65,637,850
--------------------------------------------------------------------------------------------------------
                            HEALTH CARE EQUIPMENT & SERVICES -- 2.2%
                            Health Care Distributors -- 0.3%
       15,171,000           Cardinal Health, Inc., 3.079%, 6/15/24                     $      14,331,368
--------------------------------------------------------------------------------------------------------
                            Health Care Equipment -- 0.8%
        5,646,000           Abbott Laboratories, 3.75%, 11/30/26                       $       5,630,158
       13,220,000(c)        Becton Dickinson & Co., 3.261% (3 Month USD
                            LIBOR + 88 bps), 12/29/20                                         13,239,591
       12,190,000           Boston Scientific Corp., 4.0%, 3/1/28                             12,044,110
       11,650,000           Medtronic, Inc., 3.15%, 3/15/22                                   11,570,913
                                                                                       -----------------
                                                                                       $      42,484,772
--------------------------------------------------------------------------------------------------------
                            Health Care Facilities -- 0.2%
        6,505,000           Halfmoon Parent, Inc., 4.375%, 10/15/28 (144A)             $       6,486,051
        2,415,000           RegionalCare Hospital Partners Holdings, Inc.,
                            8.25%, 5/1/23 (144A)                                               2,535,750
                                                                                       -----------------
                                                                                       $       9,021,801
--------------------------------------------------------------------------------------------------------
                            Health Care Services -- 0.1%
        2,400,000           MEDNAX, Inc., 5.25%, 12/1/23 (144A)                        $       2,403,000
        1,277,000           Universal Hospital Services, Inc., 7.625%, 8/15/20                 1,278,596
                                                                                       -----------------
                                                                                       $       3,681,596
--------------------------------------------------------------------------------------------------------
                            Health Care Technology -- 0.1%
EUR     6,700,000           IQVIA, Inc., 2.875%, 9/15/25 (144A)                        $       7,663,787
--------------------------------------------------------------------------------------------------------
                            Managed Health Care -- 0.7%
        7,972,000           Anthem, Inc., 3.35%, 12/1/24                               $       7,730,536
        5,456,000           Anthem, Inc., 3.65%, 12/1/27                                       5,183,162
        1,380,000           Anthem, Inc., 4.101%, 3/1/28                                       1,359,178
        5,850,000           Centene Corp., 5.625%, 2/15/21                                     5,952,375
        4,920,000           Humana, Inc., 3.95%, 3/15/27                                       4,835,872
       10,215,000           Molina Healthcare, Inc., 5.375%, 11/15/22                         10,380,994
                                                                                       -----------------
                                                                                       $      35,442,117
                                                                                       -----------------
                            Total Health Care Equipment & Services                     $     112,625,441
--------------------------------------------------------------------------------------------------------
                            INSURANCE -- 6.0%
                            Life & Health Insurance -- 0.7%
       10,860,000           Protective Life Corp., 4.3%, 9/30/28 (144A)                $      10,687,327
        4,800,000           Protective Life Global Funding, 2.615%,
                            8/22/22 (144A)                                                     4,614,906
        5,000,000           Teachers Insurance & Annuity Association of
                            America, 4.27%, 5/15/47 (144A)                                     4,850,686

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 41

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            Life & Health Insurance -- (continued)
        5,285,000           Teachers Insurance & Annuity Association of
                            America, 4.9%, 9/15/44 (144A)                              $       5,614,326
          872,000           Teachers Insurance & Annuity Association of
                            America, 6.85%, 12/16/39 (144A)                                    1,144,424
        9,290,000           Torchmark Corp., 4.55%, 9/15/28                                    9,334,862
                                                                                       -----------------
                                                                                       $      36,246,531
--------------------------------------------------------------------------------------------------------
                            Multi-Line Insurance -- 0.8%
       10,060,000           AXA SA, 8.6%, 12/15/30                                     $      13,078,000
       16,401,000           Liberty Mutual Insurance Co., 7.697%,
                            10/15/97 (144A)                                                   21,523,506
        3,800,000           Liberty Mutual Insurance Co., 8.5%, 5/15/25 (144A)                 4,631,609
                                                                                       -----------------
                                                                                       $      39,233,115
--------------------------------------------------------------------------------------------------------
                            Property & Casualty Insurance -- 0.4%
       10,110,000           Delphi Financial Group, Inc., 7.875%, 1/31/20              $      10,675,574
       11,760,000(d)        Farmers Insurance Exchange, 4.747% (3 Month
                            USD LIBOR + 323 bps), 11/1/57 (144A)                              10,611,919
                                                                                       -----------------
                                                                                       $      21,287,493
--------------------------------------------------------------------------------------------------------
                            Reinsurance -- 4.1%
          650,000(c)        Acorn Re, 4.883% (3 Month USD LIBOR + 275 bps),
                            11/10/21 (144A) (Cat Bond)                                 $         648,895
        2,400,000(c)        Alamo Re, 7.046% (3 Month U.S. Treasury
                            Bill + 485 bps), 6/8/20 (144A) (Cat Bond)                          2,415,600
        2,133,500+(h)(i)    Arlington Re 2015, Variable Rate Notes, 2/1/19                       103,688
        1,904,000+(h)(i)    Arlington Re 2016, Variable Rate Notes, 2/28/19                      248,472
        3,605,000+(h)(i)    Berwick Re 2017-1, Variable Rate Notes, 2/1/19                       119,326
       12,877,189+(h)(i)    Berwick Re 2018-1, Variable Rate Notes, 12/31/21                  13,662,698
        1,750,000+(h)(i)    Blue Lotus Re, Variable Rate Notes, 12/31/21                       1,941,800
        2,250,000(c)        Bowline Re, 6.696% (3 Month U.S. Treasury
                            Bill + 450 bps), 5/23/22 (144A) (Cat Bond)                         2,236,050
       11,480,000+(h)(i)    Carnoustie Re 2015, Variable Rate Notes, 7/1/19                       36,736
       10,280,000+(h)(i)    Carnoustie Re 2016, Variable Rate Notes, 11/30/20                    277,560
       10,188,000+(h)(i)    Carnoustie Re 2017, Variable Rate Notes, 11/30/21                  2,589,790
        3,000,000+(h)(i)    Carnoustie Re 2018, Variable Rate Notes, 12/31/21                  3,304,986
        1,800,000(c)        Casablanca Re, 5.814% (6 Month USD
                            LIBOR + 375 bps), 6/4/20 (144A) (Cat Bond)                         1,817,280
        2,800,000+(h)(i)    Castle Stuart Re 2018, Variable Rate Notes, 12/1/21                2,743,160
        1,000,000(c)        Citrus Re, 2.694% (1 Month U.S. Treasury
                            Bill + 50 bps), 4/9/20 (144A) (Cat Bond)                             730,000
        2,000,000+(h)(i)    Clarendon Re 2018, Variable Rate Notes, 1/15/19                    1,990,982
        3,000,000+(h)(i)    Cyprus Re 2018, Variable Rate Notes, 1/15/19                       2,934,322
        1,250,000+(h)(i)    EC0012 Re, Variable Rate Notes, 6/15/19                            1,230,625
        1,550,000+(h)(i)    Eden Re II, Variable Rate Notes, 3/22/21 (144A)                      738,420
        3,100,000+(h)(i)    Eden Re II, Variable Rate Notes, 3/22/22 (144A)                    3,194,240
        4,650,000+(h)(i)    Eden Re II, Variable Rate Notes, 3/22/22 (144A)                    4,788,570

The accompanying notes are an integral part of these financial statements.

42 Pioneer Strategic Income Fund | Annual Report | 9/30/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            Reinsurance -- (continued)
        1,750,000+(h)(i)    Formby Re 2018, Variable Rate Notes, 6/15/19               $       1,783,838
        2,000,000(c)        Galilei Re, 7.63% (6 Month USD LIBOR + 545 bps),
                            1/8/20 (144A) (Cat Bond)                                           2,001,000
        2,000,000(c)        Galilei Re, 7.65% (6 Month USD LIBOR + 545 bps),
                            1/8/21 (144A) (Cat Bond)                                           2,007,600
        1,900,000(c)        Galilei Re, 8.71% (6 Month USD LIBOR + 653 bps),
                            1/8/20 (144A) (Cat Bond)                                           1,907,600
        2,500,000(c)        Galilei Re, 8.73% (6 Month USD LIBOR + 653 bps),
                            1/8/21 (144A) (Cat Bond)                                           2,504,750
        6,500,000+(h)(i)    Gleneagles Re 2016, Variable Rate Notes, 11/30/20                    403,000
        1,500,000+(h)(i)    Gleneagles Re 2018, Variable Rate Notes, 12/31/21                  1,622,700
        3,150,000(c)        Golden State Re II, 4.394% (3 Month U.S. Treasury
                            Bill + 220 bps), 1/8/19 (144A) (Cat Bond)                          3,148,740
        2,585,000+(h)(i)    Gullane Re 2018, Variable Rate Notes, 12/31/21                     2,722,264
        3,000,000+(h)(i)    Harambee Re 2018, Variable Rate Notes, 12/31/21                    3,243,600
        1,250,000+(h)(i)    Hillside Re 2018, Variable Rate Notes, 7/1/19                      1,222,275
        1,350,000(c)        International Bank for Reconstruction & Development,
                            4.614% (3 Month USD LIBOR + 250 bps), 2/14/20
                            (144A) (Cat Bond)                                                  1,352,835
        1,950,000(c)        International Bank for Reconstruction & Development,
                            4.614% (3 Month USD LIBOR + 250 bps), 2/15/21
                            (144A) (Cat Bond)                                                  1,938,885
        1,550,000(c)        International Bank for Reconstruction & Development,
                            5.114% (3 Month USD LIBOR + 300 bps), 2/15/21
                            (144A) (Cat Bond)                                                  1,555,890
        2,400,000(c)        International Bank for Reconstruction & Development,
                            9.067% (6 Month USD LIBOR + 690 bps), 7/15/20
                            (144A) (Cat Bond)                                                  2,413,680
        5,447,269+(h)(i)    Kilarney Re 2018, Variable Rate Notes, 4/15/19                     5,183,076
        2,500,000(c)        Kilimanjaro Re, 6.787% (3 Month USD LIBOR + 465
                            bps), 5/6/22 (144A) (Cat Bond)                                     2,488,750
        4,850,000(c)        Kilimanjaro Re, 8.944% (3 Month U.S. Treasury
                            Bill + 675 bps), 12/6/19 (144A) (Cat Bond)                         4,891,225
        3,400,000(c)        Kilimanjaro Re, 11.444% (3 Month U.S. Treasury
                            Bill + 925 bps), 12/6/19 (144A) (Cat Bond)                         3,460,520
        3,500,000(c)        Kilimanjaro II Re, 8.021% (6 Month USD
                            LIBOR + 572 bps), 4/20/21 (144A) (Cat Bond)                        3,518,550
        4,500,000(c)        Kilimanjaro II Re, 9.441% (6 Month USD
                            LIBOR + 714 bps), 4/20/21 (144A) (Cat Bond)                        4,496,400
        3,900,000+(h)(i)    Kingsbarns Re 2017, Variable Rate Notes, 5/15/19                     597,480
        1,200,000+(h)(i)    Laytown Re 2018, Variable Rate Notes, 1/15/19                      1,144,560
          250,000+(h)(i)    Limestone Re 2016-1, Variable Rate Notes, 8/31/21                    244,600
        1,850,000+(h)(i)    Limestone Re 2016-1, Variable Rate Notes, 8/31/21                  1,810,040
        3,000,000+(h)(i)    Limestone Re 2018, Variable Rate Notes, 3/1/22                     3,087,600
EUR     1,500,000+(c)       Lion II Re, DAC, 3.17% (3 Month EURIBOR + 317
                            bps), 7/15/21 (144A) (Cat Bond)                                    1,753,569

The accompanying notes are an integral part of these financial statements.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/18 43

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            Reinsurance -- (continued)
        2,600,000(c)        Longpoint Re III, 4.944% (3 Month U.S. Treasury
                            Bill + 275 bps), 6/1/22 (144A) (Cat Bond)                  $       2,614,300
        4,000,000+(h)(i)    Lorenz Re 2017, Variable Rate Notes, 3/31/20                         843,200
        6,000,000+(h)(i)    Lorenz Re 2018, Variable Rate Notes, 7/1/21                        6,308,400
        4,000,000+(h)(i)    Madison Re 2016, Variable Rate Notes, 3/31/19                        111,200
        3,000,000+(h)(i)    Madison Re 2017, Variable Rate Notes, 12/31/19                       791,700
        2,500,000+(h)(i)    Madison Re 2018, Variable Rate Notes, 12/31/21                     2,724,500
        1,000,000+(h)(i)    Merion Re 2018-1, Variable Rate Notes, 12/31/21                      959,618
        8,500,000+(h)(i)    Merion Re 2018-2, Variable Rate Notes, 12/31/21                    9,350,627
        1,250,000+(h)(i)    Oakmont Re 2017, Variable Rate Notes, 4/15/19                         14,375
        1,000,000+(h)(i)    Oakmont Re 2018, Variable Rate Notes, 4/15/19                        986,979
          600,000+(h)(i)    Oakmont Re 2018-2, Variable Rate Notes, 1/31/19                      597,960
        2,000,000+(h)(i)    Old Head Re 2018, Variable Rate Notes, 12/31/21                    1,940,000
       15,300,000+(h)(i)    Pangaea Re 2015-1, Variable Rate Notes, 2/1/19                        27,540
       14,520,000+(h)(i)    Pangaea Re 2015-2, Variable Rate Notes, 11/30/19                      46,464
       14,000,000+(h)(i)    Pangaea Re 2016-1, Variable Rate Notes, 11/30/20                      81,200
        6,150,000+(h)(i)    Pangaea Re 2016-2, Variable Rate Notes, 11/30/20                      50,122
        6,000,000+(h)(i)    Pangaea Re 2017-1, Variable Rate Notes, 11/30/21                      27,120
        4,750,000+(h)(i)    Pangaea Re 2018-1, Variable Rate Notes, 12/31/21                   5,271,550
        7,100,000+(h)(i)    Pangaea Re 2018-3, Variable Rate Notes, 7/1/22                     7,396,780
        1,650,000+(c)       Panthera Re, 5.694% (3 Month U.S. Treasury
                            Bill + 350 bps), 3/9/20 (144A) (Cat Bond)                          1,659,735
          250,000(c)        PennUnion Re, 6.969% (3 Month U.S. Treasury
                            Bill + 450 bps), 12/7/18 (144A) (Cat Bond)                           248,725
        6,000,000+(h)(i)    Pinehurst Re 2018, Variable Rate Notes, 1/15/19                    5,938,800
        2,200,000+(h)(i)    Portrush Re 2017, Variable Rate Notes, 6/15/19                     1,752,960
        3,554,000+(h)(i)    Prestwick Re 2015-1, Variable Rate Notes, 7/1/19                      60,418
        2,800,000+(h)(i)    Promissum Re 2018, Variable Rate Notes, 6/15/19                    2,712,640
        3,000,000(c)        Residential Reinsurance 2016, 6.106% (3 Month
                            U.S. Treasury Bill + 382 bps), 12/6/20 (144A)
                            (Cat Bond)                                                         3,034,800
        1,700,000+(h)(i)    Resilience Re, Variable Rate Notes, 1/8/19                         1,682,490
        2,250,000+(h)(i)    Resilience Re, Variable Rate Notes, 1/8/19 (144A)                  2,250,000
        5,300,000+(h)(i)    Resilience Re, Variable Rate Notes, 1/8/19 (144A)                  5,300,000
        2,400,000+(h)(i)    Resilience Re, Variable Rate Notes, 4/8/19                         2,347,440
        4,500,000+(h)(i)    Resilience Re, Variable Rate Notes, 5/1/19                            45,000
          250,000+(h)(i)    Resilience Re, Variable Rate Notes, 6/7/19                           255,450
        3,150,000(c)        Sanders Re, 5.253% (6 Month USD LIBOR + 307
                            bps), 12/6/21 (144A) (Cat Bond)                                    3,160,710
        2,000,000+(h)(i)    Sector Re V, Series 6, Class D, Variable Rate Notes,
                            12/1/21 (144A)                                                        89,800
        1,000,000+(h)(i)    Sector Re V, Series 7, Class C, Variable Rate Notes,
                            12/1/22 (144A)                                                       935,900
        1,250,000+(h)(i)    Sector Re V, Series 7, Class C, Variable Rate Notes,
                            12/1/22 (144A)                                                     1,169,875

The accompanying notes are an integral part of these financial statements.

44 Pioneer Strategic Income Fund | Annual Report | 9/30/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            Reinsurance -- (continued)
        2,500,014+(h)(i)    Sector Re V, Series 7, Class G, Variable Rate Notes,
                            3/1/22 (144A)                                              $       1,150,006
        1,000,000+(h)(i)    Sector Re V, Series 8, Class F, Variable Rate Notes,
                            3/1/23 (144A)                                                        986,500
        2,499,986+(h)(i)    Sector Re V, Series 8, Class G, Variable Rate Notes,
                            3/1/23 (144A)                                                      2,466,236
          750,000+(h)(i)    Seminole Re 2018, Variable Rate Notes, 1/15/19                       729,229
        3,000,000+(h)(i)    Silverton Re, Variable Rate Notes, 9/18/19 (144A)                    310,500
        5,855,000+(h)(i)    St. Andrews Re 2017-1, Variable Rate Notes, 2/1/19                   396,969
        2,606,976+(h)(i)    St. Andrews Re 2017-4, Variable Rate Notes, 6/1/19                   256,526
        1,000,000+(h)(i)    Thopas Re 2018, Variable Rates Notes, 12/31/21                     1,091,900
        5,000,000(c)        Ursa Re, 3.5% (ZERO + 350 bps), 5/27/20 (144A)
                            (Cat Bond)                                                         4,990,500
        2,550,000(c)        Ursa Re, 4.0% (ZERO + 400 bps), 12/10/19 (144A)
                            (Cat Bond)                                                         2,542,860
        2,000,000(c)        Ursa Re, 6.0% (ZERO + 600 bps), 5/27/20 (144A)
                            (Cat Bond)                                                         2,013,800
       14,121,000+(h)(i)    Versutus Re, Variable Rate Notes, 11/30/20                           108,732
        5,750,000+(h)(i)    Versutus Re, Variable Rate Notes, 11/30/21                           260,475
        3,000,000+(h)(i)    Versutus Re, Variable Rate Notes, 12/31/21                         3,213,900
        1,250,000+(h)(i)    Viribus Re 2018, Variable Rate Notes, 12/31/21                     1,383,375
          950,000(c)        Vitality Re V, 3.944% (3 Month U.S. Treasury
                            Bill + 175 bps), 1/7/19 (144A) (Cat Bond)                            951,520
        2,900,000(c)        Vitality Re VII, 4.344% (3 Month U.S. Treasury
                            Bill + 215 bps), 1/7/20 (144A) (Cat Bond)                          2,916,820
          550,000+(h)(i)    Walton Health Re 2018, Variable Rate Notes, 6/15/19                  483,780
        1,800,000+(h)(i)    Woburn Re 2018, Variable Rate Notes, 12/31/21                      1,907,025
                                                                                       -----------------
                                                                                       $     211,207,258
                                                                                       -----------------
                            Total Insurance                                            $     307,974,397
--------------------------------------------------------------------------------------------------------
                            MATERIALS -- 1.5%
                            Aluminum -- 0.0%+
        3,550,000           Rusal Capital, DAC, 5.125%, 2/2/22 (144A)                  $       2,307,500
--------------------------------------------------------------------------------------------------------
                            Commodity Chemicals -- 0.1%
        4,005,000           NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)                  $       3,804,750
--------------------------------------------------------------------------------------------------------
                            Construction Materials -- 0.0%+
        1,790,000           Cemex SAB de CV, 7.75%, 4/16/26 (144A)                     $       1,951,100
--------------------------------------------------------------------------------------------------------
                            Diversified Chemicals -- 0.3%
        4,600,000           Braskem Netherlands Finance BV, 3.5%,
                            1/10/23 (144A)                                             $       4,381,040
        4,700,000           Braskem Netherlands Finance BV, 4.5%,
                            1/10/28 (144A)                                                     4,482,390
        4,975,000           SASOL Financing USA LLC, 5.875%, 3/27/24                           5,069,132
                                                                                       -----------------
                                                                                       $      13,932,562
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 45

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            Diversified Metals & Mining -- 0.6%
        1,650,000           Anglo American Capital Plc, 4.0%, 9/11/27 (144A)           $       1,520,802
        3,500,000           Anglo American Capital Plc, 4.75%, 4/10/27 (144A)                  3,412,102
        8,500,000           Anglo American Capital Plc, 4.875%, 5/14/25 (144A)                 8,516,859
        6,030,000           Ausdrill Finance Pty, Ltd., 6.875%, 11/1/19 (144A)                 6,022,764
        1,338,000           Rain CII Carbon LLC / CII Carbon Corp., 7.25%,
                            4/1/25 (144A)                                                      1,363,087
        3,775,000           Rusal Capital, DAC, 4.85%, 2/1/23 (144A)                           2,453,750
        6,360,000           Vedanta Resources Plc, 6.125%, 8/9/24 (144A)                       5,908,879
        2,000,000           Vedanta Resources Plc, 7.125%, 5/31/23                             1,950,000
                                                                                       -----------------
                                                                                       $      31,148,243
--------------------------------------------------------------------------------------------------------
                            Metal & Glass Containers -- 0.1%
EUR     2,055,000           Ardagh Packaging Finance Plc / Ardagh Holdings
                            USA, Inc., 6.75%, 5/15/24 (144A)                           $       2,583,499
--------------------------------------------------------------------------------------------------------
                            Paper Packaging -- 0.2%
       10,035,000           International Paper Co., 6.0%, 11/15/41                    $      11,145,264
--------------------------------------------------------------------------------------------------------
                            Precious Metals & Minerals -- 0.1%
        4,075,000           Fresnillo Plc, 5.5%, 11/13/23 (144A)                       $       4,197,250
--------------------------------------------------------------------------------------------------------
                            Steel -- 0.1%
        5,680,000           United States Steel Corp., 6.25%, 3/15/26                  $       5,630,300
                                                                                       -----------------
                            Total Materials                                            $      76,700,468
--------------------------------------------------------------------------------------------------------
                            MEDIA & ENTERTAINMENT -- 0.6%
                            Cable & Satellite -- 0.4%
        6,225,000           Altice US Finance I Corp., 5.5%, 5/15/26 (144A)            $       6,217,219
        1,345,000           CSC Holdings LLC, 5.5%, 4/15/27 (144A)                             1,304,650
        3,945,000           Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                      3,915,412
        6,439,000           Sky Plc, 3.75%, 9/16/24 (144A)                                     6,422,056
                                                                                       -----------------
                                                                                       $      17,859,337
--------------------------------------------------------------------------------------------------------
                            Movies & Entertainment -- 0.2%
       12,292,000           VOC Escrow, Ltd., 5.0%, 2/15/28 (144A)                     $      11,813,104
                                                                                       -----------------
                            Total Media & Entertainment                                $      29,672,441
--------------------------------------------------------------------------------------------------------
                            PHARMACEUTICALS, BIOTECHNOLOGY &
                            LIFE SCIENCES -- 1.5%
                            Biotechnology -- 0.3%
       13,560,000           Biogen, Inc., 5.2%, 9/15/45                                $      14,387,031
--------------------------------------------------------------------------------------------------------
                            Pharmaceuticals -- 1.2%
        9,225,000           Allergan Funding SCS, 4.85%, 6/15/44                       $       9,118,664
        5,390,000           Bayer US Finance II LLC, 4.25%, 12/15/25 (144A)                    5,356,874
        3,684,000           Endo Finance LLC / Endo Finco, Inc., 5.375%,
                            1/15/23 (144A)                                                     3,241,920
          660,000           Horizon Pharma, Inc., 6.625%, 5/1/23                                 673,200
        9,160,000           Perrigo Finance Unlimited Co., 3.9%, 12/15/24                      8,851,648

The accompanying notes are an integral part of these financial statements.

46 Pioneer Strategic Income Fund | Annual Report | 9/30/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                               Value
--------------------------------------------------------------------------------------------------------
                            Pharmaceuticals -- (continued)
       10,968,000           Perrigo Finance Unlimited Co., 4.375%, 3/15/26             $      10,745,959
       14,849,000           Shire Acquisitions Investments Ireland, DAC,
                            2.875%, 9/23/23                                                   14,141,246
EUR     2,805,000           Valeant Pharmaceuticals International, Inc.,
                            4.5%, 5/15/23 (144A)                                               3,214,619
        8,000,000           Valeant Pharmaceuticals International, Inc.,
                            4.5%, 5/15/23                                                      9,168,255
                                                                                       -----------------
                                                                                       $      64,512,385
                                                                                       -----------------
                            Total Pharmaceuticals, Biotechnology &
                            Life Sciences                                              $      78,899,416
--------------------------------------------------------------------------------------------------------
                            REAL ESTATE -- 1.5%
                            Diversified REIT -- 0.2%
       12,440,000           Essex Portfolio LP, 3.625%, 5/1/27                         $      11,860,428
--------------------------------------------------------------------------------------------------------
                            Diversified REIT -- 0.1%
        2,825,000           Duke Realty LP, 3.25%, 6/30/26                             $       2,657,543
--------------------------------------------------------------------------------------------------------
                            Health Care REIT -- 0.3%
       10,165,000           Healthcare Trust of America Holdings LP, 3.5%, 8/1/26      $       9,481,529
        5,895,000           Healthcare Trust of America Holdings LP, 3.
                            75%, 7/1/27                                                        5,551,276
                                                                                       -----------------
                                                                                       $      15,032,805
--------------------------------------------------------------------------------------------------------
                            Office REIT -- 0.6%
          100,000           Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20      $          99,091
        2,552,000           Alexandria Real Estate Equities, Inc., 3.9%, 6/15/23               2,561,622
       11,010,000           Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22               11,300,625
       10,831,000           Highwoods Realty LP, 3.625%, 1/15/23                              10,605,672
        4,185,000           Highwoods Realty LP, 4.125%, 3/15/28                               4,071,848
                                                                                       -----------------
                                                                                       $      28,638,858
--------------------------------------------------------------------------------------------------------
                            Residential REIT -- 0.2%
       10,535,000           UDR, Inc., 3.5%, 1/15/28                                   $       9,938,420
--------------------------------------------------------------------------------------------------------
                            Specialized REIT -- 0.1%
        5,900,000           Uniti Group LP / Uniti Group Finance, Inc. / CSL
                            Capital LLC, 6.0%, 4/15/23 (144A)                          $       5,723,000
                                                                                       -----------------
                            Total Real Estate                                          $      73,851,054
--------------------------------------------------------------------------------------------------------
                            RETAILING -- 0.9%
                            Internet & Direct Marketing Retail -- 0.9%
       11,575,000           Alibaba Group Holding, Ltd., 3.4%, 12/6/27                 $      10,788,994
        4,185,000           Amazon.com, Inc., 2.8%, 8/22/24                                    4,037,779
       15,200,000           Booking Holdings, Inc., 3.55%, 3/15/28                            14,530,605
        9,810,000           Expedia Group, Inc., 4.5%, 8/15/24                                 9,866,394
        7,725,000           Expedia, Inc., 3.8%, 2/15/28                                       7,120,182
                                                                                       -----------------
                            Total Internet & Direct Marketing Retail                   $      46,343,954
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 47

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            SOFTWARE & SERVICES -- 0.1%
                            Data Processing & Outsourced Services -- 0.1%
        3,900,000           Fiserv, Inc., 3.8%, 10/1/23                                $       3,899,033
                                                                                       -----------------
                            Total Software & Services                                  $       3,899,033
--------------------------------------------------------------------------------------------------------
                            TECHNOLOGY HARDWARE & EQUIPMENT -- 1.0%
                            Electronic Components -- 0.6%
       15,741,000           Amphenol Corp., 3.2%, 4/1/24                               $      15,099,086
EUR     1,880,000           Belden, Inc., 2.875%, 9/15/25 (144A)                               2,166,175
EUR     7,865,000           Belden, Inc., 3.375%, 7/15/27 (144A)                               8,986,782
        2,700,000           Belden, Inc., 3.875%, 3/15/28 (144A)                               3,112,000
                                                                                       -----------------
                                                                                       $      29,364,043
--------------------------------------------------------------------------------------------------------
                            Electronic Manufacturing Services -- 0.3%
       15,200,000           Flex, Ltd., 5.0%, 2/15/23                                  $      15,609,621
--------------------------------------------------------------------------------------------------------
                            Technology Hardware, Storage & Peripherals -- 0.1%
        5,060,000           NCR Corp., 6.375%, 12/15/23                                $       5,154,875
                                                                                       -----------------
                            Total Technology Hardware & Equipment                      $      50,128,539
--------------------------------------------------------------------------------------------------------
                            TELECOMMUNICATION SERVICES -- 0.9%
                            Integrated Telecommunication Services -- 0.2%
          982,000           Frontier Communications Corp., 8.75%, 4/15/22              $         810,150
        7,150,000           GTP Acquisition Partners I LLC, 2.35%,
                            6/15/20 (144A)                                                     6,992,470
        3,250,000           Windstream Services LLC / Windstream Finance
                            Corp., 6.375%, 8/1/23                                              1,722,500
                                                                                       -----------------
                                                                                       $       9,525,120
--------------------------------------------------------------------------------------------------------
                            Wireless Telecommunication Services -- 0.7%
        1,425,000           Crown Castle Towers LLC, 3.222%, 5/15/22 (144A)            $       1,393,992
        1,325,000           Digicel Group, Ltd., 8.25%, 9/30/20 (144A)                         1,010,312
        9,600,000           Digicel, Ltd., 6.0%, 4/15/21 (144A)                                8,904,000
        6,850,000           MTN Mauritius Investment, Ltd., 6.5%,
                            10/13/26 (144A)                                                    6,695,163
          770,000           SBA Tower Trust, 2.877%, 7/9/21 (144A)                               757,084
       10,050,000           SBA Tower Trust, 3.869%, 10/8/24 (144A)                           10,022,524
        4,375,000           Sprint Corp., 7.25%, 9/15/21                                       4,626,563
        4,000,000           Sprint Spectrum Co. LLC / Sprint Spectrum
                            Co. II LLC / Sprint Spectrum Co. III LLC,
                            4.738%, 3/20/25 (144A)                                             3,998,200
                                                                                       -----------------
                                                                                       $      37,407,838
                                                                                       -----------------
                            Total Telecommunication Services                           $      46,932,958
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Strategic Income Fund | Annual Report | 9/30/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            TRANSPORTATION -- 0.6%
                            Airlines -- 0.4%
          971,509           Delta Air Lines 2010-2 Class A Pass Through Trust,
                            4.95%, 5/23/19                                             $         977,581
        3,400,000           Delta Air Lines, Inc., 2.875%, 3/13/20                             3,372,492
        3,412,071           Guanay Finance, Ltd., 6.0%, 12/15/20 (144A)                        3,420,601
       14,010,462           Latam Airlines 2015-1 Pass Through Trust A,
                            4.2%, 11/15/27                                                    13,485,069
                                                                                       -----------------
                                                                                       $      21,255,743
--------------------------------------------------------------------------------------------------------
                            Highways & Railtracks -- 0.1%
MXN    87,500,000           Red de Carreteras de Occidente SAPIB de CV,
                            9.0%, 6/10/28 (144A)                                       $       4,467,750
--------------------------------------------------------------------------------------------------------
                            Trucking -- 0.1%
        3,385,344(g)        Inversiones Alsacia SA, 8.0%, 12/31/18 (144A)              $          98,548
        5,595,000           Penske Truck Leasing Co. LP / PTL Finance Corp.,
                            3.375%, 2/1/22 (144A)                                              5,516,736
                                                                                       -----------------
                                                                                       $       5,615,284
                                                                                       -----------------
                            Total Transportation                                       $      31,338,777
--------------------------------------------------------------------------------------------------------
                            UTILITIES -- 2.2%
                            Electric Utilities -- 1.2%
        2,355,000           Dubai Electricity & Water Authority, 7.375%,
                            10/21/20 (144A)                                            $       2,526,491
        1,250,000           Edison International, 2.4%, 9/15/22                                1,183,745
        4,670,000(b)(d)     Electricite de France SA, 5.25% (USD Swap
                            Rate + 371 bps) (144A)                                             4,670,000
        5,655,000(d)        Enel S.p.A., 8.75% (5 Year USD Swap
                            Rate + 588 bps), 9/24/73 (144A)                                    6,248,775
        6,600,000           Israel Electric Corp., Ltd., 4.25%, 8/14/28 (144A)                 6,261,816
        1,750,000           Israel Electric Corp., Ltd., 5.0%, 11/12/24 (144A)                 1,776,250
        1,118,000           Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)                 1,128,476
       13,845,000           NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27              13,320,521
        2,336,000           NextEra Energy Operating Partners LP, 4.5%,
                            9/15/27 (144A)                                                     2,236,720
       12,740,000(b)(d)     Southern California Edison Co., 6.25% (3 Month
                            USD LIBOR + 420 bps)                                              13,377,000
        2,750,000           TerraForm Power Operating LLC, 4.25%,
                            1/31/23 (144A)                                                     2,688,125
        1,147,000           TerraForm Power Operating LLC, 5.0%,
                            1/31/28 (144A)                                                     1,066,710
        1,896,000           Vistra Operations Co., LLC, 5.5%, 9/1/26 (144A)                    1,917,330
                                                                                       -----------------
                                                                                       $      58,401,959
--------------------------------------------------------------------------------------------------------
                            Gas Utilities -- 0.5%
        4,040,000           Boston Gas Co., 3.15%, 8/1/27 (144A)                       $       3,813,028
        2,905,000           DCP Midstream Operating LP, 3.875%, 3/15/23                        2,832,375
        5,495,000           DCP Midstream Operating LP, 5.6%, 4/1/44                           5,261,462

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 49

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                             Value
--------------------------------------------------------------------------------------------------------
                            Gas Utilities -- (continued)
        1,965,000           Nakilat, Inc., 6.067%, 12/31/33 (144A)                     $       2,161,893
        3,409,491           Nakilat, Inc., 6.267%, 12/31/33 (144A)                             3,737,825
       10,494,000           Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)                9,912,208
                                                                                       -----------------
                                                                                       $      27,718,791
--------------------------------------------------------------------------------------------------------
                            Independent Power Producers & Energy
                            Traders -- 0.3%
          979,296           Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)               $       1,046,464
        7,339,000           Calpine Corp., 5.75%, 1/15/25                                      6,495,015
        5,570,000           Instituto Costarricense de Electricidad, 6.95%,
                            11/10/21 (144A)                                                    5,611,775
        1,161,540           Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                   1,167,468
        1,900,000           NRG Energy, Inc., 6.625%, 1/15/27                                  1,995,000
                                                                                       -----------------
                                                                                        $     16,315,722
--------------------------------------------------------------------------------------------------------
                            Multi-Utilities -- 0.2%
       11,460,000           Sempra Energy, 3.4%, 2/1/28                                 $     10,726,881
                                                                                       -----------------
                            Total Utilities                                             $    113,163,353
--------------------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS
                            (Cost $1,945,154,766)                                       $  1,934,622,142
--------------------------------------------------------------------------------------------------------
                            FOREIGN GOVERNMENT BONDS -- 1.9%
                            of Net Assets
                            Argentina -- 0.5%
        2,050,000           Argentine Republic Government International Bond,
                            6.625%, 7/6/28                                             $       1,681,000
        4,090,000           Argentine Republic Government International Bond,
                            7.5%, 4/22/26                                                      3,646,235
        8,500,000           Autonomous City of Buenos Aires Argentina, 7.5%,
                            6/1/27 (144A)                                                      7,662,750
        1,693,320           Province of Salta Argentina, 9.5%, 3/16/22 (144A)                  1,627,281
        2,315,000           Provincia de Buenos Aires, 9.125%, 3/16/24 (144A)                  2,131,883
        6,680,000           Provincia del Chubut Argentina, 7.75%,
                            7/26/26 (144A)                                                     5,094,836
                                                                                       -----------------
                                                                                       $      21,843,985
--------------------------------------------------------------------------------------------------------
                            Bahrain -- 0.1%
        5,010,000           Bahrain Government International Bond, 7.0%,
                            10/12/28 (144A)                                            $       4,961,904
--------------------------------------------------------------------------------------------------------
                            Ivory Coast -- 0.0%+
        2,500,000           Ivory Coast Government International Bond, 6.125%,
                            6/15/33 (144A)                                             $       2,282,050
--------------------------------------------------------------------------------------------------------
                            Mexico -- 0.3%
MXN   176,043,000           Mexican Bonos, 6.5%, 6/9/22                                $       9,026,672
       46,890,000           Mexican Bonos, 7.5%, 6/3/27                                        2,437,799
                                                                                       -----------------
                                                                                       $      11,464,471
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

50 Pioneer Strategic Income Fund | Annual Report | 9/30/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            Nigeria -- 0.2%
       10,915,000           Africa Finance Corp., 4.375%, 4/29/20 (144A)               $      10,920,676
--------------------------------------------------------------------------------------------------------
                            Norway -- 0.2%
NOK    63,500,000           Norway Government Bond, 2.0%, 5/24/23 (144A)               $       7,961,532
--------------------------------------------------------------------------------------------------------
                            Oman -- 0.1%
        7,369,000           Oman Government International Bond, 5.625%,
                            1/17/28 (144A)                                             $       7,240,484
--------------------------------------------------------------------------------------------------------
                            Russia -- 0.0%+
RUB        25,000           Russian Federal Bond -- Federal Loan Obligations,
                            7.6%, 7/20/22                                              $             377
--------------------------------------------------------------------------------------------------------
                            Sri Lanka -- 0.1%
        7,225,000           Sri Lanka Government International Bond, 5.75%,
                            4/18/23 (144A)                                             $       7,029,571
--------------------------------------------------------------------------------------------------------
                            Uruguay -- 0.4%
UYU   313,503,000           Uruguay Government International Bond, 8.5%,
                            3/15/28 (144A)                                             $       8,262,708
      335,025,000           Uruguay Government International Bond, 9.875%,
                            6/20/22 (144A)                                                    10,059,365
                                                                                       -----------------
                                                                                       $      18,322,073
--------------------------------------------------------------------------------------------------------
                            TOTAL FOREIGN GOVERNMENT BONDS
                            (Cost $109,318,185)                                        $      92,027,123
--------------------------------------------------------------------------------------------------------
                            MUNICIPAL BONDS -- 2.2% of Net Assets(j)
                            Municipal General -- 0.5%
       17,600,000           JobsOhio Beverage System, Ohio Taxable Senior Lien,
                            Series B, 3.985%, 1/1/29                                   $      17,680,608
        4,480,000           JobsOhio Beverage System, Ohio Taxable Senior Lien,
                            Series B, 4.532%, 1/1/35                                           4,738,406
        2,040,000           Massachusetts Development Finance Agency, Partners
                            Healthcare System, 4.0%, 7/1/36                                    2,074,660
        3,500,000           Massachusetts Development Finance Agency, Partners
                            Healthcare System, 4.0%, 7/1/41                                    3,515,960
                                                                                       -----------------
                                                                                       $      28,009,634
--------------------------------------------------------------------------------------------------------
                            Municipal Higher Education -- 0.7%
        2,300,000           Amherst College, 3.794%, 11/1/42                           $       2,187,893
        4,550,000           Baylor University, Series A, 4.313%, 3/1/42                        4,486,118
        5,155,000           California Educational Facilities Authority, Stanford
                            University, Series U-7, 5.0%, 6/1/46                               6,507,311
        2,840,000           Massachusetts Development Finance Agency, Harvard
                            University, Series A, 5.0%, 7/15/40                                3,530,148
        3,585,000           New York State Dormitory Authority, Columbia
                            University, Series A-2, 5.0%, 10/1/46                              4,524,880
        9,860,000           Rhode Island Health & Educational Building Corp.,
                            Brown University, Series A, 4.0%, 9/1/47                          10,052,566
                                                                                       -----------------
                                                                                       $      31,288,916
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 51

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            Municipal Medical -- 0.1%
        5,730,000           Illinois Finance Authority, Northwestern Memorial
                            Healthcare, 4.0%, 7/15/47                                  $       5,742,950
--------------------------------------------------------------------------------------------------------
                            Municipal Obligation -- 0.6%
       20,165,000(k)        Commonwealth of Pennsylvania, 1st Series,
                            4.0%, 1/1/29                                               $      21,146,431
       13,525,000(g)(k)     Commonwealth of Puerto Rico, Series A, 8.0%,
                            7/1/35                                                             7,827,594
                                                                                       -----------------
                                                                                       $      28,974,025
--------------------------------------------------------------------------------------------------------
                            Municipal School District -- 0.1%
        2,870,000(k)        State of Florida, Capital Outlay, Series C, 4.0%,
                            6/1/31                                                     $       3,107,952
--------------------------------------------------------------------------------------------------------
                            Municipal Transportation -- 0.1%
        2,830,000           Central Florida Expressway Authority, Senior Lien,
                            5.0%, 7/1/38                                               $       3,165,440
        2,620,000           Port Authority of New York & New Jersey,
                            Consolidated-174TH, 4.458%, 10/1/62                                2,715,027
                                                                                       -----------------
                                                                                       $       5,880,467
--------------------------------------------------------------------------------------------------------
                            Municipal Water -- 0.1%
        2,880,000           JEA Water & Sewer System Revenue, Series A,
                            4.0%, 10/1/35                                              $       3,003,897
        2,915,000           JEA Water & Sewer System Revenue, Series A,
                            4.0%, 10/1/39                                                      3,001,663
                                                                                       -----------------
                                                                                       $       6,005,560
--------------------------------------------------------------------------------------------------------
                            TOTAL MUNICIPAL BONDS
                            (Cost $113,299,016)                                        $     109,009,504
--------------------------------------------------------------------------------------------------------
                            SENIOR SECURED FLOATING RATE
                            LOAN INTERESTS -- 5.2% of Net Assets*(c)
                            AUTOMOBILES & COMPONENTS -- 0.2%
                            Auto Parts & Equipment -- 0.1%
        2,159,625           American Axle & Manufacturing, Inc., Tranche B Term
                            Loan, 4.462% (LIBOR + 225 bps), 4/6/24                     $       2,162,998
        1,435,466           Federal-Mogul Corp., Tranche C Term Loan, 5.89%
                            (LIBOR + 375 bps), 4/15/21                                         1,438,756
        4,767,327           TI Group Automotive Systems LLC, Initial US Term
                            Loan, 4.742% (LIBOR + 250 bps), 6/30/22                            4,788,184
            2,208           Tower Automotive Holdings USA LLC, Initial Term
                            Loan, 4.875% (LIBOR + 275 bps), 3/7/24                                 2,221
                                                                                       -----------------
                                                                                       $       8,392,159
--------------------------------------------------------------------------------------------------------
                            Tires & Rubber -- 0.1%
        3,308,333           Goodyear Tire & Rubber Co., Second Lien Term Loan,
                            4.15% (LIBOR + 200 bps), 3/3/25                            $       3,317,134
                                                                                       -----------------
                            Total Automobiles & Components                             $      11,709,293
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

52 Pioneer Strategic Income Fund | Annual Report | 9/30/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            CAPITAL GOODS -- 0.7%
                            Aerospace & Defense -- 0.1%
        4,911,970           DynCorp International, Inc., Term Loan B2, 8.165%
                            (LIBOR + 600 bps), 7/7/20                                  $       4,930,389
--------------------------------------------------------------------------------------------------------
                            Building Products -- 0.1%
        1,632,794           Atkore International, Inc., First Lien Initial Incremental
                            Term Loan, 5.14% (LIBOR + 275 bps), 12/22/23               $       1,642,484
          837,903           Builders FirstSource, Inc., Refinancing Term Loan,
                            5.386% (LIBOR + 300 bps), 2/29/24                                    839,848
        2,087,921           Quikrete Holdings, Inc., First Lien Initial Term Loan,
                            4.992% (LIBOR + 275 bps), 11/15/23                                 2,094,055
          945,914           Summit Materials LLC, New Term Loan, 4.242%
                            (LIBOR + 200 bps), 11/21/24                                          948,279
                                                                                       -----------------
                                                                                       $       5,524,666
--------------------------------------------------------------------------------------------------------
                            Construction Machinery & Heavy Trucks -- 0.1%
        1,094,413           Clark Equipment Co., (aka Doosan Bobcat, Inc.),
                            Repriced Term Loan, 4.371% (LIBOR + 200 bps),
                            5/18/24                                                    $       1,097,406
        2,596,119           Navistar, Inc., Tranche B Term Loan, 5.64%
                            (LIBOR + 350 bps), 11/6/24                                         2,610,691
        1,586,119           Terex Corp., Incremental US Term Loan, 4.294%
                            (LIBOR + 200 bps), 1/31/24                                         1,594,544
                                                                                       -----------------
                                                                                       $       5,302,641
--------------------------------------------------------------------------------------------------------
                            Electrical Components & Equipment -- 0.1%
        1,311,713           Pelican Products, Inc., First Lien Term Loan, 5.604%
                            (LIBOR + 350 bps), 5/1/25                                  $       1,314,787
        2,085,987           WireCo WorldGroup, Inc., First Lien Initial Term Loan,
                            7.242% (LIBOR + 500 bps), 9/29/23                                  2,110,324
                                                                                       -----------------
                                                                                       $       3,425,111
--------------------------------------------------------------------------------------------------------
                            Industrial Conglomerates -- 0.0%+
          475,868           AVSC Holding Corp., First Lien Initial Term Loan,
                            5.566% (LIBOR + 325 bps), 3/3/25                           $         475,868
        2,192,448           Gates Global LLC, Initial B-2 Dollar Term Loan,
                            4.992% (LIBOR + 275 bps), 4/1/24                                   2,208,034
                                                                                       -----------------
                                                                                       $       2,683,902
--------------------------------------------------------------------------------------------------------
                            Industrial Machinery -- 0.2%
        4,953,028           NN, Inc., Tranche B Term Loan, 5.992%
                            (LIBOR + 375 bps), 10/19/22                                $       4,971,602
        3,072,544           Tank Holding Corp. Replacement Term Loan, 5.668%
                            (LIBOR + 350 bps), 3/16/22                                         3,088,546
                                                                                       -----------------
                                                                                       $       8,060,148
--------------------------------------------------------------------------------------------------------
                            Trading Companies & Distributors -- 0.1%
        4,793,547           Univar USA, Inc., Term B-3 Loan, 4.492%
                            (LIBOR + 225 bps), 7/1/24                                  $       4,810,857


The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 53

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            Trading Companies & Distributors -- (continued)
          651,455           WESCO Distribution, Inc., Tranche B-1 Term Loan,
                            5.242% (LIBOR + 300 bps), 12/12/19                         $         652,270
                                                                                       -----------------
                                                                                       $       5,463,127
                                                                                       -----------------
                            Total Capital Goods                                        $      35,389,984
--------------------------------------------------------------------------------------------------------
                            COMMERCIAL & PROFESSIONAL SERVICES -- 0.1%
                            Diversified Support Services -- 0.0%+
          253,026           Patriot Container Corp., First Lien Closing Date Term
                            Loan, 5.712% (LIBOR + 350 bps), 3/20/25                    $         254,528
--------------------------------------------------------------------------------------------------------
                            Environmental & Facilities Services -- 0.0%+
        1,335,015           Wrangler Buyer Corp. (aka Waste Industries USA, Inc.),
                            Initial Term Loan, 4.992% (LIBOR + 275 bps), 9/27/24       $       1,344,611
--------------------------------------------------------------------------------------------------------
                            Security & Alarm Services -- 0.1%
        3,150,446           GW Honos Security Corp. (Garda World Security Corp.),
                            Term B Loan, 5.821% (LIBOR + 350 bps), 5/24/24             $       3,168,823
                                                                                       -----------------
                            Total Commercial & Professional Services                   $       4,767,962
--------------------------------------------------------------------------------------------------------
                            CONSUMER DURABLES & APPAREL -- 0.1%
                            Housewares & Specialties -- 0.1%
        1,947,952           Prestige Brands, Inc., Term B-4 Loan, 4.242%
                            (LIBOR + 200 bps), 1/26/24                                 $       1,950,083
        3,331,939           Reynolds Group Holdings, Inc., Incremental US Term
                            Loan, 4.992% (LIBOR + 275 bps), 2/5/23                             3,350,911
                                                                                       -----------------
                                                                                       $       5,300,994
--------------------------------------------------------------------------------------------------------
                            Leisure Products -- 0.0%+
        2,160,630           Bombardier Recreational Products, Inc., Term B Loan,
                            4.24% (LIBOR + 200 bps), 5/23/25                           $       2,162,882
                                                                                       -----------------
                            Total Consumer Durables & Apparel                          $       7,463,876
--------------------------------------------------------------------------------------------------------
                            CONSUMER SERVICES -- 0.6%
                            Casinos & Gaming -- 0.2%
        7,961,621           Scientific Games International, Inc., Initial Term B-5
                            Loan, 5.034% (LIBOR + 275 bps), 8/14/24                    $       7,958,508
--------------------------------------------------------------------------------------------------------
                            Education Services -- 0.0%+
        1,840,118           Laureate Education, Inc., Series 2024 Term Loan,
                            5.742% (LIBOR + 350 bps), 4/26/24                          $       1,850,965
--------------------------------------------------------------------------------------------------------
                            Hotels, Resorts & Cruise Lines -- 0.1%
        3,888,607           Sabre GLBL, Inc., 2018 Other Term B Loan, 4.242%
                            (LIBOR + 200 bps), 2/22/24                                 $       3,904,811
--------------------------------------------------------------------------------------------------------
                            Leisure Facilities -- 0.1%
        5,674,527           Fitness International LLC, Term B Loan, 5.492%
                            (LIBOR + 325 bps), 4/18/25                                 $       5,694,036
        1,230,704           Six Flags Theme Parks, Inc., Tranche B Term Loan,
                            3.97% (LIBOR + 175 bps), 6/30/22                                   1,238,550
                                                                                       -----------------
                                                                                       $       6,932,586
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

54 Pioneer Strategic Income Fund | Annual Report | 9/30/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            Restaurants -- 0.1%
        4,518,657           Golden Nugget, Inc., Initial Term B Loan, 4.952%
                            (LIBOR + 275 bps), 10/4/23                                 $       4,541,250
--------------------------------------------------------------------------------------------------------
                            Specialized Consumer Services -- 0.1%
        1,185,947           Allied Universal Holdco LLC (fka USAGM Holdco
                            LLC), First Lien Initial Term Loan, 6.136%
                            (LIBOR + 375 bps), 7/28/22                                 $       1,168,157
        1,828,629           KUEHG Corp. (fka KC MergerSub, Inc.), Term B-3 Loan,
                            6.136% (LIBOR + 375 bps), 2/21/25                                  1,840,744
        1,407,832           Prime Security Services Borrower LLC, First Lien
                            2016-2 Refinancing Term B-1 Loan, 4.992%
                            (LIBOR + 275 bps), 5/2/22                                          1,416,240
                                                                                       -----------------
                                                                                       $       4,425,141
                                                                                       -----------------
                            Total Consumer Services                                    $      29,613,261
--------------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 0.2%
                            Diversified Capital Markets -- 0.1%
        4,243,054           Nexeo Solutions LLC, Term B-1 Loan, 5.597%
                            (LIBOR + 325 bps), 6/9/23                                  $       4,273,816
--------------------------------------------------------------------------------------------------------
                            Specialized Finance -- 0.1%
        2,642,590           Trans Union LLC, 2017 Replacement Term B-3 Loan,
                            4.242% (LIBOR + 200 bps), 4/10/23                          $       2,651,675
        1,940,087           Vistra Operations Co., LLC (fka Tex Operations Co., LLC),
                            Initial Term Loan, 4.242% (LIBOR + 200 bps), 8/4/23                1,944,937
                                                                                       -----------------
                                                                                       $       4,596,612
                                                                                       -----------------
                            Total Diversified Financials                               $       8,870,428
--------------------------------------------------------------------------------------------------------
                            ENERGY -- 0.0%+
                            Oil & Gas Storage & Transportation -- 0.0%+
        2,263,644           Energy Transfer Equity LP, Refinanced Term Loan,
                            4.242% (LIBOR + 200 bps), 2/2/24                           $       2,267,259
                                                                                       -----------------
                            Total Energy                                               $       2,267,259
--------------------------------------------------------------------------------------------------------
                            FOOD & STAPLES RETAILING -- 0.1%
                            Food Distributors -- 0.0%+
        2,243,549           CSM Bakery Solutions, Ltd., First Lien Term Loan,
                            6.34% (LIBOR + 400 bps), 7/3/20                            $       2,179,047
--------------------------------------------------------------------------------------------------------
                            Food Retail -- 0.1%
        1,158,786           Albertson's LLC, 2017-1 Term B-4 Loan, 4.992%
                            (LIBOR + 275 bps), 8/25/21                                 $       1,161,466
          490,056           Albertson's LLC, 2017-1 Term B-5 Loan, 5.381%
                            (LIBOR + 300 bps), 12/21/22                                          491,190
        1,372,025           Albertson's LLC, 2017-1 Term B-6 Loan, 5.311%
                            (LIBOR + 300 bps), 6/22/23                                         1,373,912
                                                                                       -----------------
                                                                                       $       3,026,568
                                                                                       -----------------
                            Total Food & Staples Retailing                             $       5,205,615
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 55

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            FOOD, BEVERAGE & TOBACCO -- 0.1%
                            Packaged Foods & Meats -- 0.1%
        4,908,015           JBS USA Lux SA (fka JBS USA LLC), Initial Term Loan,
                            4.844% (LIBOR + 250 bps), 10/30/22                         $       4,923,352
                                                                                       -----------------
                            Total Food, Beverage & Tobacco                             $       4,923,352
--------------------------------------------------------------------------------------------------------
                            HEALTH CARE EQUIPMENT & SERVICES -- 0.6%
                            Health Care Facilities -- 0.1%
        2,144,423           CHS/Community Health Systems, Inc., Incremental
                            2021 Term H Loan, 5.563% (LIBOR + 325 bps),
                            1/27/21                                                    $       2,117,617
        1,936,498           Select Medical Corp., Tranche B Term Loan, 4.901%
                            (LIBOR + 275 bps/PRIME + 175 bps), 3/1/21                          1,952,232
        1,098,211           Vizient, Inc., Term B-4 Loan, 4.992%
                            (LIBOR + 275 bps), 2/13/23                                         1,103,702
                                                                                       -----------------
                                                                                       $       5,173,551
--------------------------------------------------------------------------------------------------------
                            Health Care Services -- 0.3%
        4,342,031           Alliance HealthCare Services, Inc., First Lien Initial
                            Term Loan, 6.742% (LIBOR + 450 bps), 10/24/23              $       4,374,596
        1,580,357           Envision Healthcare Corp. (fka Emergency Medical
                            Services Corp.), Initial Term Loan, 5.25%
                            (LIBOR + 300 bps), 12/1/23                                         1,582,323
        6,433,811           Gentiva Health Services, Inc., First Lien Closing Date
                            Initial Term Loan, 6.0% (LIBOR + 375 bps), 7/2/25                  6,518,255
        2,917,293           HC Group Holdings III, Inc., First Lien Refinancing
                            Term Loan, 5.992% (LIBOR + 375 bps), 4/7/22                        2,935,526
        1,252,400           National Mentor Holdings, Inc., Tranche B Term Loan,
                            5.386% (LIBOR + 300 bps), 1/31/21                                  1,257,880
                                                                                       -----------------
                                                                                       $      16,668,580
--------------------------------------------------------------------------------------------------------
                            Health Care Supplies -- 0.1%
          660,100           Kinetic Concepts, Inc., Dollar Term Loan, 5.636%
                            (LIBOR + 325 bps), 2/2/24                                  $         664,968
        1,596,020           Sterigenics-Nordion Holdings LLC, Incremental Term
                            Loan, 5.242% (LIBOR + 300 bps), 5/15/22                            1,600,609
                                                                                       -----------------
                                                                                       $       2,265,577
--------------------------------------------------------------------------------------------------------
                            Health Care Technology -- 0.0%+
        1,923,063           Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                            Closing Date Term Loan, 4.992% (LIBOR + 275 bps),
                            3/1/24                                                     $       1,931,609
--------------------------------------------------------------------------------------------------------
                            Managed Health Care -- 0.1%
        3,241,710           Prospect Medical Holdings, Inc., Term B-1 Loan,
                            7.625% (LIBOR + 550 bps), 2/22/24                          $       3,278,179
                                                                                       -----------------
                            Total Health Care Equipment & Services                     $      29,317,496
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

56 Pioneer Strategic Income Fund | Annual Report | 9/30/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                            Personal Products -- 0.2%
       13,206,547           Revlon Consumer Products Corp., Initial Term B Loan,
                            5.813% (LIBOR + 350 bps), 9/7/23                           $      10,103,008
                                                                                       -----------------
                            Total Household & Personal Products                        $      10,103,008
--------------------------------------------------------------------------------------------------------
                            INSURANCE -- 0.1%
                            Multi-Line Insurance -- 0.0%+
          489,421           Alliant Holdings I LLC, Initial Term Loan, 5.148%
                            (LIBOR + 300 bps), 5/9/25                                  $         491,013
--------------------------------------------------------------------------------------------------------
                            Property & Casualty Insurance -- 0.1%
        4,959,075           Confie Seguros Holding II Co., Term B Loan, 7.492%
                            (LIBOR + 525 bps), 4/19/22                                 $       4,887,789
                                                                                       -----------------
                            Total Insurance                                            $       5,378,802
--------------------------------------------------------------------------------------------------------
                            MATERIALS -- 0.4%
                            Diversified Chemicals -- 0.0%+
          600,116           Tronox, Ltd., First Lien Blocked Dollar Term Loan,
                            5.242% (LIBOR + 300 bps), 9/23/24                          $         603,054
        1,384,884           Tronox, Ltd., First Lien Initial Dollar Term Loan,
                            5.242% (LIBOR + 300 bps), 9/23/24                                  1,391,664
          163,354           WR Grace & Co-Conn, Term B-1 Loan, 4.136%
                            (LIBOR + 175 bps), 4/3/25                                            164,205
          280,036           WR Grace & Co-Conn, Term B-2 Loan, 4.136%
                            (LIBOR + 175 bps), 4/3/25                                            281,494
                                                                                       -----------------
                                                                                       $       2,440,417
--------------------------------------------------------------------------------------------------------
                            Diversified Metals & Mining -- 0.0%+
          337,026           US Silica Co., Term Loan, 6.25% (LIBOR + 400 bps),
                            5/1/25                                                     $         330,180
--------------------------------------------------------------------------------------------------------
                            Metal & Glass Containers -- 0.1%
        3,248,932           BWay Holding Co., Initial Term Loan, 5.581%
                            (LIBOR + 325 bps), 4/3/24                                  $       3,250,963
--------------------------------------------------------------------------------------------------------
                            Paper Packaging -- 0.1%
        4,260,125           Caraustar Industries, Inc., Refinancing Term Loan,
                            7.886% (LIBOR + 550 bps), 3/14/22                          $       4,302,194
--------------------------------------------------------------------------------------------------------
                            Paper Products -- 0.0%+
        2,069,380           Ranpak Corp., Tranche B-1 USD Term Loan, 5.492%
                            (LIBOR + 325 bps), 10/1/21                                 $       2,071,967
--------------------------------------------------------------------------------------------------------
                            Specialty Chemicals -- 0.2%
        3,803,877           Axalta Coating Systems Dutch Holding B BV (Axalta
                            Coating Systems US Holdings, Inc.), Term B-3 Dollar
                            Loan, 4.136% (LIBOR + 175 bps), 6/1/24                     $       3,815,764
        4,348,012           MacDermid, Inc. (Platform Specialty Products
                            Corp.), Tranche B-6 Term Loan, 5.242%
                            (LIBOR + 300 bps), 6/7/23                                          4,370,430


The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 57

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            Specialty Chemicals -- (continued)
          865,714           Omnova Solutions, Inc., Term B-2 Loan, 5.492%
                            (LIBOR + 325 bps), 8/25/23                                 $         870,043
                                                                                       -----------------
                                                                                       $       9,056,237
                                                                                       -----------------
                            Total Materials                                            $      21,451,958
--------------------------------------------------------------------------------------------------------
                            MEDIA & ENTERTAINMENT -- 0.1%
                            Broadcasting -- 0.0%+
          198,500           CBS Radio, Inc., Additional Term B-1 Loan, 4.962%
                            (LIBOR + 275 bps), 11/18/24                                $         197,010
--------------------------------------------------------------------------------------------------------
                            Cable & Satellite -- 0.1%
        3,640,032           MCC Iowa LLC, Tranche M Term Loan, 4.17%
                            (LIBOR + 200 bps), 1/15/25                                 $       3,653,682
        1,513,224           Ziggo Secured Finance Partnership, Term Loan E
                            Facility, 4.658% (LIBOR + 250 bps), 4/15/25                        1,487,689
                                                                                       -----------------
                                                                                       $       5,141,371
--------------------------------------------------------------------------------------------------------
                            Movies & Entertainment -- 0.0%+
          428,778           NVA Holdings, Inc., First Lien Term B-3 Loan, 4.992%
                            (LIBOR + 275 bps), 2/2/25                                  $         428,443
                                                                                       -----------------
                            Total Media & Entertainment                                $       5,766,824
--------------------------------------------------------------------------------------------------------
                            PHARMACEUTICALS, BIOTECHNOLOGY &
                            LIFE SCIENCES -- 0.2%
                            Pharmaceuticals -- 0.2%
        2,394,688           Endo Luxembourg Finance Co. I S.a r.l., Initial Term
                            Loan, 6.5% (LIBOR + 425 bps), 4/29/24                      $       2,415,641
        6,024,828           RPI Finance Trust, Initial Term Loan B-6, 4.386%
                            (LIBOR + 200 bps), 3/27/23                                         6,054,012
                                                                                       -----------------
                            Total Pharmaceuticals, Biotechnology &
                            Life Sciences                                              $       8,469,653
--------------------------------------------------------------------------------------------------------
                            REAL ESTATE -- 0.2%
                            Specialized REIT -- 0.2%
        9,084,612           Communications Sales & Leasing, Inc. (CSL Capital
                            LLC), Shortfall Term Loan, 5.242% (LIBOR + 300
                            bps), 10/24/22                                             $       8,701,922
                                                                                       -----------------
                            Total Real Estate                                          $       8,701,922
--------------------------------------------------------------------------------------------------------
                            RETAILING -- 0.3%
                            Automotive Retail -- 0.1%
        4,630,771           CWGS Group LLC, Term Loan, 4.87% (LIBOR + 275
                            bps), 11/8/23                                              $       4,561,309
--------------------------------------------------------------------------------------------------------
                            Specialty Stores -- 0.2%
        2,316,291           PetSmart, Inc., Tranche B-2 Term Loan, 5.12%
                            (LIBOR + 300 bps), 3/11/22                                 $       2,039,302

The accompanying notes are an integral part of these financial statements.

58 Pioneer Strategic Income Fund | Annual Report | 9/30/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            Specialty Stores -- (continued)
        6,252,750           Staples, Inc., Closing Date Term Loan, 6.343%
                            (LIBOR + 400 bps), 9/12/24                                 $       6,258,615
                                                                                       -----------------
                                                                                       $       8,297,917
                                                                                       -----------------
                            Total Retailing                                            $      12,859,226
--------------------------------------------------------------------------------------------------------
                            SEMICONDUCTORS & SEMICONDUCTOR
                            EQUIPMENT -- 0.1%
                            Semiconductor Equipment -- 0.1%
        1,844,633           Sensata Technologies BV, Sixth Amendment Term
                            Loan, 3.898% (LIBOR + 175 bps), 10/14/21                   $       1,855,778
--------------------------------------------------------------------------------------------------------
                            Semiconductors -- 0.0%+
        1,468,856           ON Semiconductor Corp., 2018 New Replacement
                            Term B-3 Loan, 3.992% (LIBOR + 175 bps), 3/31/23           $       1,472,804
                                                                                       -----------------
                            Total Semiconductors & Semiconductor Equipment             $       3,328,582
--------------------------------------------------------------------------------------------------------
                            SOFTWARE & SERVICES -- 0.2%
                            Application Software -- 0.1%
        3,766,923           Verint Systems, Inc., Refinancing Term Loan, 4.104%
                            (LIBOR + 200 bps), 6/28/24                                 $       3,783,404
--------------------------------------------------------------------------------------------------------
                            Data Processing & Outsourced Services -- 0.1%
        2,408,477           First Data Corp., 2022D New Dollar Term Loan,
                            4.212% (LIBOR + 200 bps), 7/8/22                           $       2,412,844
        1,455,843           First Data Corp., 2024A New Dollar Term Loan,
                            4.212% (LIBOR + 200 bps), 4/26/24                                  1,458,482
                                                                                       -----------------
                                                                                       $       3,871,326
--------------------------------------------------------------------------------------------------------
                            Systems Software -- 0.0%+
          948,089           Avast Holding BV, Refinancing Dollar Term Loan,
                            4.886% (LIBOR + 250 bps), 9/29/23                          $         954,755
          770,043           West Corp., Term B Loan, 6.242% (LIBOR + 400 bps),
                            10/10/24                                                             768,707
                                                                                       -----------------
                                                                                       $       1,723,462
                                                                                       -----------------
                            Total Software & Services                                  $       9,378,192
--------------------------------------------------------------------------------------------------------
                            TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                            Electronic Components -- 0.1%
        5,090,375           Mirion Technologies (Finance) LLC (Mirion
                            Technologies, Inc.), First Lien Initial Term Loan,
                            7.136% (LIBOR + 475 bps), 3/31/22                          $       5,077,649
--------------------------------------------------------------------------------------------------------
                            Electronic Equipment & Instruments -- 0.0%+
          544,156           Zebra Technologies Corp., Tranche B Term Loan,
                            4.063% (LIBOR + 175 bps), 10/27/21                         $         548,101
                                                                                       -----------------
                            Total Technology Hardware & Equipment                      $       5,625,750
--------------------------------------------------------------------------------------------------------
                            TELECOMMUNICATION SERVICES -- 0.3%
                            Integrated Telecommunication Services -- 0.0%+
          322,563           Securus Technologies Holdings, Inc., First Lien Initial
                            Term Loan, 6.742% (LIBOR + 450 bps), 11/1/24               $         324,108
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 59

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            Wireless Telecommunication Services -- 0.3%
       17,005,492           Virgin Media Bristol LLC, Facility K, 4.658%
                            (LIBOR + 250 bps), 1/15/26                                 $      17,051,186
                                                                                       -----------------
                            Total Telecommunication Services                           $      17,375,294
--------------------------------------------------------------------------------------------------------
                            TRANSPORTATION -- 0.1%
                            Airlines -- 0.1%
        1,081,351           American Airlines, Inc., 2017 Class B Term Loan,
                            4.158% (LIBOR + 200 bps), 12/14/23                         $       1,077,212
          948,063           United Airlines, Inc., Refinanced Term Loan, 3.992%
                            (LIBOR + 175 bps), 4/1/24                                            962,283
                                                                                       -----------------
                                                                                       $       2,039,495
--------------------------------------------------------------------------------------------------------
                            Marine -- 0.0%+
        1,526,252           Navios Maritime Partners LP, Initial Term Loan, 7.34%
                            (LIBOR + 500 bps), 9/14/20                                 $       1,532,612
                                                                                       -----------------
                            Total Transportation                                       $       3,572,107
--------------------------------------------------------------------------------------------------------
                            UTILITIES -- 0.2%
                            Electric Utilities -- 0.1%
        3,804,526           APLP Holdings, Ltd., Partnership, Term Loan, 5.242%
                            (LIBOR + 300 bps), 4/13/23                                 $       3,828,894
        1,162,705           TPF II Power LLC (TPF II Convert Midco LLC), Term Loan,
                            5.992% (LIBOR + 375 bps), 10/2/23                                  1,162,508
                                                                                       -----------------
                                                                                       $       4,991,402
--------------------------------------------------------------------------------------------------------
                            Independent Power Producers & Energy Traders -- 0.1%
        5,711,648           Calpine Corp., Term Loan, 4.89% (LIBOR + 250 bps),
                            1/15/24                                                    $       5,718,090
                                                                                       -----------------
                            Total Utilities                                            $      10,709,492
--------------------------------------------------------------------------------------------------------
                            TOTAL SENIOR SECURED FLOATING RATE
                            LOAN INTERESTS
                            (Cost $261,694,585)                                        $     262,249,336
--------------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- 24.4% of Net Assets
       13,701,635           Fannie Mae, 3.0%, 5/1/43                                   $      13,224,816
        1,309,227           Fannie Mae, 3.0%, 5/1/46                                           1,256,704
        7,260,693           Fannie Mae, 3.0%, 9/1/46                                           6,954,756
       12,698,443           Fannie Mae, 3.0%, 10/1/46                                         12,162,730
       10,297,673           Fannie Mae, 3.0%, 1/1/47                                           9,916,068
        3,581,344           Fannie Mae, 3.0%, 3/1/47                                           3,429,812
        2,765,543           Fannie Mae, 3.5%, 11/1/40                                          2,743,161
        1,039,761           Fannie Mae, 3.5%, 6/1/42                                           1,031,357
        4,432,322           Fannie Mae, 3.5%, 7/1/42                                           4,396,431
        6,188,301           Fannie Mae, 3.5%, 8/1/42                                           6,138,190
       10,352,512           Fannie Mae, 3.5%, 8/1/42                                          10,268,677
          281,253           Fannie Mae, 3.5%, 11/1/42                                            278,975

The accompanying notes are an integral part of these financial statements.

60 Pioneer Strategic Income Fund | Annual Report | 9/30/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
          640,996           Fannie Mae, 3.5%, 11/1/42                                  $         635,805
          717,110           Fannie Mae, 3.5%, 11/1/42                                            711,303
        1,269,284           Fannie Mae, 3.5%, 11/1/42                                          1,259,019
           27,428           Fannie Mae, 3.5%, 12/1/42                                             27,206
          991,429           Fannie Mae, 3.5%, 12/1/42                                            983,401
        2,885,380           Fannie Mae, 3.5%, 12/1/44                                          2,851,749
        7,342,995           Fannie Mae, 3.5%, 2/1/45                                           7,260,796
        9,103,407           Fannie Mae, 3.5%, 6/1/45                                           8,997,266
        2,402,187           Fannie Mae, 3.5%, 9/1/45                                           2,379,032
        7,778,654           Fannie Mae, 3.5%, 9/1/45                                           7,663,943
        3,384,786           Fannie Mae, 3.5%, 3/1/46                                           3,344,269
        6,303,069           Fannie Mae, 3.5%, 4/1/46                                           6,228,271
        3,950,730           Fannie Mae, 3.5%, 5/1/46                                           3,901,808
        1,595,525           Fannie Mae, 3.5%, 6/1/46                                           1,575,693
          568,489           Fannie Mae, 3.5%, 7/1/46                                             561,391
        1,151,083           Fannie Mae, 3.5%, 9/1/46                                           1,135,735
       13,059,736           Fannie Mae, 3.5%, 9/1/46                                          12,893,285
          787,987           Fannie Mae, 3.5%, 10/1/46                                            777,823
        1,436,195           Fannie Mae, 3.5%, 10/1/46                                          1,418,275
        1,702,554           Fannie Mae, 3.5%, 11/1/46                                          1,679,887
        6,648,153           Fannie Mae, 3.5%, 12/1/46                                          6,561,021
        3,267,499           Fannie Mae, 3.5%, 1/1/47                                           3,223,993
        6,356,400           Fannie Mae, 3.5%, 1/1/47                                           6,270,478
        8,837,720           Fannie Mae, 3.5%, 1/1/47                                           8,725,071
       15,522,608           Fannie Mae, 3.5%, 1/1/47                                          15,319,133
       13,032,900           Fannie Mae, 3.5%, 2/1/47                                          12,859,368
          358,078           Fannie Mae, 3.5%, 7/1/47                                             352,709
        3,368,294           Fannie Mae, 3.5%, 7/1/47                                           3,319,962
       10,547,203           Fannie Mae, 3.5%, 7/1/47                                          10,395,863
       14,423,626           Fannie Mae, 3.5%, 7/1/47                                          14,222,630
        1,811,688           Fannie Mae, 3.5%, 8/1/47                                           1,784,944
        3,630,979           Fannie Mae, 3.5%, 11/1/47                                          3,578,880
        8,732,808           Fannie Mae, 3.5%, 12/1/47                                          8,598,509
       14,667,688           Fannie Mae, 3.5%, 12/1/47                                         14,442,207
        4,915,843           Fannie Mae, 3.5%, 1/1/48                                           4,840,293
        3,548,217           Fannie Mae, 3.5%, 2/1/48                                           3,493,686
           27,235           Fannie Mae, 4.0%, 12/1/23                                             27,514
           10,053           Fannie Mae, 4.0%, 12/1/30                                             10,230
          606,995           Fannie Mae, 4.0%, 9/1/37                                             617,425
        8,623,074           Fannie Mae, 4.0%, 10/1/40                                          8,802,663
        3,606,543           Fannie Mae, 4.0%, 12/1/40                                          3,676,466
          162,859           Fannie Mae, 4.0%, 4/1/41                                             165,772

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 61

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
            8,051           Fannie Mae, 4.0%, 11/1/41                                  $           8,191
        1,471,670           Fannie Mae, 4.0%, 11/1/41                                          1,497,299
           58,512           Fannie Mae, 4.0%, 12/1/41                                             59,530
        3,026,517           Fannie Mae, 4.0%, 12/1/41                                          3,079,225
       12,209,622           Fannie Mae, 4.0%, 12/1/41                                         12,422,270
        1,602,329           Fannie Mae, 4.0%, 1/1/42                                           1,630,225
        4,498,055           Fannie Mae, 4.0%, 1/1/42                                           4,576,376
        1,590,752           Fannie Mae, 4.0%, 2/1/42                                           1,618,447
        3,199,958           Fannie Mae, 4.0%, 2/1/42                                           3,257,655
          489,213           Fannie Mae, 4.0%, 4/1/42                                             495,434
        2,240,036           Fannie Mae, 4.0%, 4/1/42                                           2,279,037
        4,628,570           Fannie Mae, 4.0%, 4/1/42                                           4,709,158
          229,120           Fannie Mae, 4.0%, 5/1/42                                             233,109
        5,578,354           Fannie Mae, 4.0%, 5/1/42                                           5,675,484
          272,056           Fannie Mae, 4.0%, 6/1/42                                             275,941
          104,361           Fannie Mae, 4.0%, 7/1/42                                             106,178
        1,150,751           Fannie Mae, 4.0%, 7/1/42                                           1,171,391
        8,750,936           Fannie Mae, 4.0%, 8/1/42                                           8,903,288
          345,986           Fannie Mae, 4.0%, 11/1/42                                            349,550
        2,545,521           Fannie Mae, 4.0%, 8/1/43                                           2,589,836
        2,658,178           Fannie Mae, 4.0%, 8/1/43                                           2,705,862
        2,986,936           Fannie Mae, 4.0%, 10/1/43                                          3,040,520
        1,505,361           Fannie Mae, 4.0%, 11/1/43                                          1,535,998
        5,663,340           Fannie Mae, 4.0%, 11/1/43                                          5,751,266
          891,616           Fannie Mae, 4.0%, 12/1/43                                            907,610
           11,717           Fannie Mae, 4.0%, 2/1/44                                              11,871
        1,527,342           Fannie Mae, 4.0%, 2/1/44                                           1,550,665
        2,774,005           Fannie Mae, 4.0%, 2/1/44                                           2,823,757
          425,631           Fannie Mae, 4.0%, 6/1/44                                             430,998
        7,769,950           Fannie Mae, 4.0%, 7/1/44                                           7,866,772
        4,383,384           Fannie Mae, 4.0%, 8/1/44                                           4,438,688
          110,647           Fannie Mae, 4.0%, 9/1/44                                             112,000
            9,040           Fannie Mae, 4.0%, 10/1/44                                              9,139
           97,899           Fannie Mae, 4.0%, 10/1/44                                             99,089
          108,962           Fannie Mae, 4.0%, 10/1/44                                            110,286
          272,790           Fannie Mae, 4.0%, 10/1/44                                            275,599
          364,847           Fannie Mae, 4.0%, 10/1/44                                            369,280
           85,622           Fannie Mae, 4.0%, 11/1/44                                             86,642
          118,040           Fannie Mae, 4.0%, 11/1/44                                            119,456
          233,938           Fannie Mae, 4.0%, 11/1/44                                            236,697
          243,564           Fannie Mae, 4.0%, 11/1/44                                            246,069
          320,349           Fannie Mae, 4.0%, 11/1/44                                            323,864

The accompanying notes are an integral part of these financial statements.

62 Pioneer Strategic Income Fund | Annual Report | 9/30/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
           70,528           Fannie Mae, 4.0%, 12/1/44                                   $         71,374
           26,143           Fannie Mae, 4.0%, 1/1/45                                              26,448
        3,164,119           Fannie Mae, 4.0%, 10/1/45                                          3,199,717
        4,948,088           Fannie Mae, 4.0%, 10/1/45                                          5,006,940
       10,699,350           Fannie Mae, 4.0%, 11/1/45                                         10,884,164
        7,808,556           Fannie Mae, 4.0%, 6/1/46                                           7,893,185
        8,488,717           Fannie Mae, 4.0%, 7/1/46                                           8,579,909
       10,267,658           Fannie Mae, 4.0%, 7/1/46                                          10,378,255
        1,961,185           Fannie Mae, 4.0%, 11/1/46                                          1,983,292
          524,254           Fannie Mae, 4.0%, 2/1/47                                             530,495
        4,326,101           Fannie Mae, 4.0%, 4/1/47                                           4,384,645
        4,505,189           Fannie Mae, 4.0%, 4/1/47                                           4,552,288
        6,527,069           Fannie Mae, 4.0%, 4/1/47                                           6,615,401
          536,205           Fannie Mae, 4.0%, 6/1/47                                             543,469
        1,948,712           Fannie Mae, 4.0%, 6/1/47                                           1,975,112
        3,586,098           Fannie Mae, 4.0%, 6/1/47                                           3,623,581
        4,703,382           Fannie Mae, 4.0%, 6/1/47                                           4,752,191
       11,005,088           Fannie Mae, 4.0%, 6/1/47                                          11,119,291
        3,443,511           Fannie Mae, 4.0%, 7/1/47                                           3,490,163
        3,827,319           Fannie Mae, 4.0%, 7/1/47                                           3,867,135
        3,349,661           Fannie Mae, 4.0%, 8/1/47                                           3,384,421
        6,486,040           Fannie Mae, 4.0%, 8/1/47                                           6,553,180
        7,758,693           Fannie Mae, 4.0%, 12/1/47                                          7,838,614
       10,171,461           Fannie Mae, 4.0%, 4/1/48                                          10,276,119
        7,374,521           Fannie Mae, 4.0%, 8/1/48                                           7,450,403
        8,370,971           Fannie Mae, 4.0%, 8/1/48                                           8,457,109
          118,453           Fannie Mae, 4.5%, 8/1/40                                             123,266
        3,752,291           Fannie Mae, 4.5%, 11/1/40                                          3,904,784
          196,916           Fannie Mae, 4.5%, 12/1/40                                            204,919
        9,864,719           Fannie Mae, 4.5%, 12/1/40                                         10,265,633
          491,521           Fannie Mae, 4.5%, 3/1/41                                             511,496
          903,118           Fannie Mae, 4.5%, 3/1/41                                             939,452
            3,924           Fannie Mae, 4.5%, 4/1/41                                               4,085
        2,484,019           Fannie Mae, 4.5%, 5/1/41                                           2,584,968
        4,716,764           Fannie Mae, 4.5%, 5/1/41                                           4,909,118
        2,008,978           Fannie Mae, 4.5%, 7/1/41                                           2,090,217
        8,479,954           Fannie Mae, 4.5%, 7/1/41                                           8,824,591
        9,071,360           Fannie Mae, 4.5%, 8/1/41                                           9,439,836
          447,727           Fannie Mae, 4.5%, 9/1/41                                             465,454
           19,507           Fannie Mae, 4.5%, 12/1/41                                             20,131
        5,066,345           Fannie Mae, 4.5%, 9/1/43                                           5,256,691
        2,537,329           Fannie Mae, 4.5%, 11/1/43                                          2,632,410

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 63

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
        3,535,333           Fannie Mae, 4.5%, 2/1/44                                   $       3,667,957
        3,737,532           Fannie Mae, 4.5%, 2/1/44                                           3,877,772
        4,276,849           Fannie Mae, 4.5%, 2/1/44                                           4,436,352
          843,912           Fannie Mae, 4.5%, 1/1/47                                             871,528
          757,749           Fannie Mae, 4.5%, 2/1/47                                             782,546
       51,355,000(l)        Fannie Mae, 4.5%, 5/25/48 (TBA)                                   52,974,192
           74,320           Fannie Mae, 5.0%, 2/1/22                                              76,774
            4,198           Fannie Mae, 5.0%, 4/1/22                                               4,325
            9,374           Fannie Mae, 5.0%, 6/1/22                                               9,657
           12,091           Fannie Mae, 5.0%, 6/1/22                                              12,535
        2,649,074           Fannie Mae, 5.0%, 6/1/35                                           2,812,510
          694,422           Fannie Mae, 5.0%, 7/1/35                                             736,995
        1,537,751           Fannie Mae, 5.0%, 7/1/35                                           1,631,163
          766,971           Fannie Mae, 5.0%, 8/1/35                                             813,055
          276,498           Fannie Mae, 5.0%, 5/1/38                                             292,295
          872,489           Fannie Mae, 5.0%, 1/1/39                                             925,916
          289,437           Fannie Mae, 5.0%, 7/1/39                                             305,159
          548,006           Fannie Mae, 5.0%, 7/1/39                                             578,994
          585,857           Fannie Mae, 5.0%, 7/1/39                                             618,485
          185,077           Fannie Mae, 5.0%, 6/1/40                                             196,196
        1,640,357           Fannie Mae, 5.0%, 6/1/40                                           1,745,292
        1,112,077           Fannie Mae, 5.0%, 7/1/40                                           1,183,107
          352,534           Fannie Mae, 5.0%, 10/1/40                                            374,052
          332,621           Fannie Mae, 5.0%, 5/1/41                                             353,917
          284,687           Fannie Mae, 5.0%, 7/1/41                                             300,524
          351,431           Fannie Mae, 5.0%, 12/1/41                                            373,934
        7,507,374           Fannie Mae, 5.0%, 9/1/43                                           7,951,563
       19,920,697           Fannie Mae, 5.0%, 11/1/44                                         21,212,453
           95,355           Fannie Mae, 5.5%, 3/1/21                                              96,913
            6,721           Fannie Mae, 5.5%, 5/1/33                                               7,171
           11,530           Fannie Mae, 5.5%, 6/1/33                                              12,436
           35,044           Fannie Mae, 5.5%, 7/1/33                                              37,815
           69,880           Fannie Mae, 5.5%, 4/1/34                                              75,480
           97,589           Fannie Mae, 5.5%, 12/1/35                                            104,943
           59,148           Fannie Mae, 5.5%, 3/1/36                                              64,143
           83,524           Fannie Mae, 5.5%, 4/1/36                                              89,116
              963           Fannie Mae, 6.0%, 3/1/32                                               1,061
            1,582           Fannie Mae, 6.0%, 10/1/32                                              1,741
            3,868           Fannie Mae, 6.0%, 11/1/32                                              4,176
           40,932           Fannie Mae, 6.0%, 12/1/32                                             44,906
            7,107           Fannie Mae, 6.0%, 1/1/33                                               7,824
            4,008           Fannie Mae, 6.0%, 3/1/33                                               4,412

The accompanying notes are an integral part of these financial statements.

64 Pioneer Strategic Income Fund | Annual Report | 9/30/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
           41,341           Fannie Mae, 6.0%, 5/1/33                                   $          45,060
           53,583           Fannie Mae, 6.0%, 12/1/33                                             58,998
           49,468           Fannie Mae, 6.0%, 1/1/34                                              54,465
          143,453           Fannie Mae, 6.0%, 6/1/37                                             156,675
           91,763           Fannie Mae, 6.0%, 12/1/37                                            100,653
          140,431           Fannie Mae, 6.0%, 4/1/38                                             154,530
           61,960           Fannie Mae, 6.0%, 7/1/38                                              66,885
              281           Fannie Mae, 6.5%, 4/1/29                                                 309
              723           Fannie Mae, 6.5%, 5/1/31                                                 792
              186           Fannie Mae, 6.5%, 6/1/31                                                 204
              607           Fannie Mae, 6.5%, 2/1/32                                                 666
            2,045           Fannie Mae, 6.5%, 3/1/32                                               2,242
            1,540           Fannie Mae, 6.5%, 8/1/32                                               1,705
           12,085           Fannie Mae, 6.5%, 10/1/32                                             13,249
              685           Fannie Mae, 7.0%, 5/1/28                                                 749
              279           Fannie Mae, 7.0%, 2/1/29                                                 312
              457           Fannie Mae, 7.0%, 7/1/31                                                 470
              507           Fannie Mae, 7.5%, 1/1/28                                                 535
       11,242,778           Federal Home Loan Mortgage Corp., 3.0%, 11/1/42                   10,864,932
        1,574,604           Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                     1,519,553
        6,088,733           Federal Home Loan Mortgage Corp., 3.0%, 9/1/46                     5,836,022
        2,861,936           Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                    2,742,433
        7,868,052           Federal Home Loan Mortgage Corp., 3.0%, 2/1/47                     7,540,114
        1,116,925           Federal Home Loan Mortgage Corp., 3.0%, 3/1/47                     1,069,938
          459,388           Federal Home Loan Mortgage Corp., 3.0%, 7/1/47                       439,917
        1,969,327           Federal Home Loan Mortgage Corp., 3.5%, 10/1/40                    1,951,184
        1,910,684           Federal Home Loan Mortgage Corp., 3.5%, 10/1/42                    1,895,416
        9,543,138           Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                     9,435,953
          455,950           Federal Home Loan Mortgage Corp., 3.5%, 7/1/45                       450,267
       14,909,218           Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                    14,789,118
       14,715,994           Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                   14,531,312
        2,863,586           Federal Home Loan Mortgage Corp., 3.5%, 1/1/47                     2,821,651
          731,093           Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                       721,349
        2,513,255           Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                     2,475,866
        5,159,655           Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                     5,082,894
       11,808,464           Federal Home Loan Mortgage Corp., 3.5%, 7/1/47                    11,632,786
       12,638,360           Federal Home Loan Mortgage Corp., 3.5%, 10/1/47                   12,448,251
        4,234,712           Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                    4,170,974
        5,837,248           Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                    5,749,955
        3,874,787           Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                     3,816,342
        8,004,643           Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                     7,884,063

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 65

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
        5,871,918           Federal Home Loan Mortgage Corp., 4.0%, 10/1/42            $       5,977,425
          578,904           Federal Home Loan Mortgage Corp., 4.0%, 2/1/44                       587,450
          829,336           Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                       841,575
        1,220,219           Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                     1,238,231
        1,373,559           Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                     1,393,835
        3,662,951           Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                    3,709,709
        2,185,289           Federal Home Loan Mortgage Corp., 4.0%, 1/1/46                     2,210,532
        9,352,731           Federal Home Loan Mortgage Corp., 4.0%, 2/1/46                     9,460,982
          258,529           Federal Home Loan Mortgage Corp., 4.0%, 5/1/46                       261,211
          618,444           Federal Home Loan Mortgage Corp., 4.0%, 5/1/46                       625,582
        4,317,275           Federal Home Loan Mortgage Corp., 4.0%, 6/1/46                     4,367,146
        5,878,724           Federal Home Loan Mortgage Corp., 4.0%, 8/1/46                     5,946,480
           84,140           Federal Home Loan Mortgage Corp., 4.0%, 10/1/46                       85,013
        1,589,767           Federal Home Loan Mortgage Corp., 4.0%, 3/1/47                     1,607,672
        3,019,896           Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                     3,060,894
        4,353,613           Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                     4,412,716
        8,934,536           Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                     9,034,505
        9,755,711           Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                     9,888,148
       16,902,389           Federal Home Loan Mortgage Corp., 4.0%, 5/1/47                    17,090,272
        1,874,059           Federal Home Loan Mortgage Corp., 4.0%, 6/1/47                     1,894,456
        4,002,316           Federal Home Loan Mortgage Corp., 4.0%, 7/1/47                     4,046,188
        8,644,492           Federal Home Loan Mortgage Corp., 4.0%, 10/1/47                    8,736,131
        8,554,990           Federal Home Loan Mortgage Corp., 4.0%, 8/1/48                     8,643,747
          257,143           Federal Home Loan Mortgage Corp., 4.5%, 10/1/35                      266,619
          996,757           Federal Home Loan Mortgage Corp., 4.5%, 7/1/40                     1,039,959
          572,149           Federal Home Loan Mortgage Corp., 4.5%, 11/1/40                      596,950
           98,493           Federal Home Loan Mortgage Corp., 4.5%, 9/1/41                       102,762
           47,566           Federal Home Loan Mortgage Corp., 4.5%, 9/1/43                        49,139
          380,838           Federal Home Loan Mortgage Corp., 4.5%, 10/1/43                      394,411
        1,296,414           Federal Home Loan Mortgage Corp., 4.5%, 11/1/43                    1,340,482
           22,447           Federal Home Loan Mortgage Corp., 4.5%, 3/1/44                        23,209
           64,568           Federal Home Loan Mortgage Corp., 4.5%, 5/1/44                        66,748
        8,132,387           Federal Home Loan Mortgage Corp., 4.5%, 5/1/47                     8,399,181
          105,828           Federal Home Loan Mortgage Corp., 5.0%, 12/1/21                      107,436
           94,865           Federal Home Loan Mortgage Corp., 5.0%, 4/1/23                        98,458
           22,329           Federal Home Loan Mortgage Corp., 5.0%, 5/1/34                        23,610
           28,171           Federal Home Loan Mortgage Corp., 5.0%, 11/1/34                       29,902
          135,211           Federal Home Loan Mortgage Corp., 5.0%, 12/1/34                      142,991
          103,431           Federal Home Loan Mortgage Corp., 5.0%, 7/1/35                       109,468
          209,700           Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                       222,555
          295,104           Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                       313,196
        4,353,683           Federal Home Loan Mortgage Corp., 5.0%, 11/1/39                    4,622,349

The accompanying notes are an integral part of these financial statements.

66 Pioneer Strategic Income Fund | Annual Report | 9/30/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
        2,021,112           Federal Home Loan Mortgage Corp., 5.5%, 6/1/41             $       2,182,578
           60,440           Federal Home Loan Mortgage Corp., 6.0%, 1/1/33                        65,663
            5,771           Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                         6,270
           14,080           Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                        15,297
           46,141           Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                        51,064
           61,338           Federal Home Loan Mortgage Corp., 6.0%, 8/1/34                        66,639
           56,811           Federal Home Loan Mortgage Corp., 6.0%, 6/1/35                        61,720
           59,102           Federal Home Loan Mortgage Corp., 6.0%, 12/1/36                       65,339
            3,651           Federal Home Loan Mortgage Corp., 6.0%, 10/1/37                        4,033
           93,710           Federal Home Loan Mortgage Corp., 6.0%, 12/1/37                      103,628
            2,091           Federal Home Loan Mortgage Corp., 6.5%, 9/1/32                         2,313
        6,330,625           Government National Mortgage Association I,
                            3.5%, 7/15/42                                                      6,345,508
        1,870,751           Government National Mortgage Association I,
                            3.5%, 10/15/42                                                     1,872,382
        4,904,163           Government National Mortgage Association I,
                            3.5%, 9/15/44                                                      4,874,589
          260,829           Government National Mortgage Association I,
                            3.5%, 10/15/44                                                       259,256
        7,958,899           Government National Mortgage Association I,
                            3.5%, 10/15/44                                                     7,910,889
        3,394,522           Government National Mortgage Association I,
                            3.5%, 8/15/46                                                      3,375,088
            7,156           Government National Mortgage Association I,
                            4.0%, 3/15/39                                                          7,280
            8,822           Government National Mortgage Association I,
                            4.0%, 4/15/39                                                          8,976
           10,795           Government National Mortgage Association I,
                            4.0%, 4/15/39                                                         10,983
           14,708           Government National Mortgage Association I,
                            4.0%, 7/15/39                                                         14,965
           11,598           Government National Mortgage Association I,
                            4.0%, 1/15/40                                                         11,800
          166,579           Government National Mortgage Association I,
                            4.0%, 4/15/40                                                        169,493
          364,892           Government National Mortgage Association I,
                            4.0%, 7/15/40                                                        373,557
          141,525           Government National Mortgage Association I,
                            4.0%, 8/15/40                                                        144,434
          246,122           Government National Mortgage Association I,
                            4.0%, 8/15/40                                                        252,986
           60,355           Government National Mortgage Association I,
                            4.0%, 9/15/40                                                         61,770
           11,618           Government National Mortgage Association I,
                            4.0%, 10/15/40                                                        11,891

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 67

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
           20,902           Government National Mortgage Association I,
                            4.0%, 10/15/40                                             $          21,391
           66,654           Government National Mortgage Association I,
                            4.0%, 10/15/40                                                        68,220
            9,937           Government National Mortgage Association I,
                            4.0%, 11/15/40                                                        10,172
           50,587           Government National Mortgage Association I,
                            4.0%, 11/15/40                                                        51,550
          189,336           Government National Mortgage Association I,
                            4.0%, 11/15/40                                                       193,829
          347,164           Government National Mortgage Association I,
                            4.0%, 11/15/40                                                       355,348
            8,311           Government National Mortgage Association I,
                            4.0%, 12/15/40                                                         8,508
            8,744           Government National Mortgage Association I,
                            4.0%, 12/15/40                                                         8,950
          152,142           Government National Mortgage Association I,
                            4.0%, 12/15/40                                                       154,808
          706,878           Government National Mortgage Association I,
                            4.0%, 12/15/40                                                       719,195
            5,781           Government National Mortgage Association I,
                            4.0%, 1/15/41                                                          5,917
           44,170           Government National Mortgage Association I,
                            4.0%, 1/15/41                                                         45,211
           46,918           Government National Mortgage Association I,
                            4.0%, 1/15/41                                                         47,991
           16,560           Government National Mortgage Association I,
                            4.0%, 2/15/41                                                         16,953
          806,371           Government National Mortgage Association I,
                            4.0%, 2/15/41                                                        825,355
           56,677           Government National Mortgage Association I,
                            4.0%, 3/15/41                                                         58,022
           13,999           Government National Mortgage Association I,
                            4.0%, 4/15/41                                                         14,329
            5,285           Government National Mortgage Association I,
                            4.0%, 5/15/41                                                          5,377
           74,951           Government National Mortgage Association I,
                            4.0%, 5/15/41                                                         76,475
          159,361           Government National Mortgage Association I,
                            4.0%, 5/15/41                                                        162,137
            4,883           Government National Mortgage Association I,
                            4.0%, 6/15/41                                                          4,972
            5,822           Government National Mortgage Association I,
                            4.0%, 6/15/41                                                          5,934
        2,103,650           Government National Mortgage Association I,
                            4.0%, 6/15/41                                                      2,152,756

The accompanying notes are an integral part of these financial statements.

68 Pioneer Strategic Income Fund | Annual Report | 9/30/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
           10,011           Government National Mortgage Association I,
                            4.0%, 7/15/41                                              $          10,213
           14,904           Government National Mortgage Association I,
                            4.0%, 7/15/41                                                         15,254
           46,386           Government National Mortgage Association I,
                            4.0%, 7/15/41                                                         47,471
          103,896           Government National Mortgage Association I,
                            4.0%, 7/15/41                                                        106,330
          172,415           Government National Mortgage Association I,
                            4.0%, 7/15/41                                                        176,450
          193,350           Government National Mortgage Association I,
                            4.0%, 7/15/41                                                        197,875
            3,387           Government National Mortgage Association I,
                            4.0%, 8/15/41                                                          3,446
            9,757           Government National Mortgage Association I,
                            4.0%, 8/15/41                                                          9,928
           13,306           Government National Mortgage Association I,
                            4.0%, 8/15/41                                                         13,617
           97,364           Government National Mortgage Association I,
                            4.0%, 8/15/41                                                         99,634
            4,516           Government National Mortgage Association I,
                            4.0%, 9/15/41                                                          4,594
            7,359           Government National Mortgage Association I,
                            4.0%, 9/15/41                                                          7,531
            8,181           Government National Mortgage Association I,
                            4.0%, 9/15/41                                                          8,330
           10,716           Government National Mortgage Association I,
                            4.0%, 9/15/41                                                         10,968
           35,657           Government National Mortgage Association I,
                            4.0%, 9/15/41                                                         36,491
           61,165           Government National Mortgage Association I,
                            4.0%, 9/15/41                                                         62,598
          298,846           Government National Mortgage Association I,
                            4.0%, 9/15/41                                                        305,858
          689,357           Government National Mortgage Association I,
                            4.0%, 9/15/41                                                        705,591
            5,624           Government National Mortgage Association I,
                            4.0%, 10/15/41                                                         5,727
            6,508           Government National Mortgage Association I,
                            4.0%, 10/15/41                                                         6,621
           11,937           Government National Mortgage Association I,
                            4.0%, 10/15/41                                                        12,212
           14,127           Government National Mortgage Association I,
                            4.0%, 10/15/41                                                        14,460
           54,314           Government National Mortgage Association I,
                            4.0%, 10/15/41                                                        55,377

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 69

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
            7,664           Government National Mortgage Association I,
                            4.0%, 11/15/41                                             $           7,807
           14,594           Government National Mortgage Association I,
                            4.0%, 11/15/41                                                        14,918
           31,168           Government National Mortgage Association I,
                            4.0%, 11/15/41                                                        31,807
          124,243           Government National Mortgage Association I,
                            4.0%, 11/15/41                                                       126,766
           12,123           Government National Mortgage Association I,
                            4.0%, 12/15/41                                                        12,406
           13,826           Government National Mortgage Association I,
                            4.0%, 12/15/41                                                        14,067
           17,288           Government National Mortgage Association I,
                            4.0%, 12/15/41                                                        17,692
           18,267           Government National Mortgage Association I,
                            4.0%, 1/15/42                                                         18,585
        1,067,763           Government National Mortgage Association I,
                            4.0%, 1/15/42                                                      1,092,759
            5,929           Government National Mortgage Association I,
                            4.0%, 2/15/42                                                          6,040
            9,264           Government National Mortgage Association I,
                            4.0%, 2/15/42                                                          9,481
           14,711           Government National Mortgage Association I,
                            4.0%, 2/15/42                                                         15,055
           83,229           Government National Mortgage Association I,
                            4.0%, 2/15/42                                                         85,182
          122,371           Government National Mortgage Association I,
                            4.0%, 2/15/42                                                        124,857
        1,525,310           Government National Mortgage Association I,
                            4.0%, 5/15/42                                                      1,561,461
           93,461           Government National Mortgage Association I,
                            4.0%, 6/15/42                                                         95,671
          120,627           Government National Mortgage Association I,
                            4.0%, 6/15/42                                                        123,484
          163,284           Government National Mortgage Association I,
                            4.0%, 6/15/42                                                        166,258
           16,911           Government National Mortgage Association I,
                            4.0%, 10/15/42                                                        17,307
            4,865           Government National Mortgage Association I,
                            4.0%, 11/15/42                                                         4,950
            9,036           Government National Mortgage Association I,
                            4.0%, 4/15/43                                                          9,204
        1,523,886           Government National Mortgage Association I,
                            4.0%, 4/15/43                                                      1,550,439
            7,568           Government National Mortgage Association I,
                            4.0%, 5/15/43                                                          7,705

The accompanying notes are an integral part of these financial statements.

70 Pioneer Strategic Income Fund | Annual Report | 9/30/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
           39,331           Government National Mortgage Association I,
                            4.0%, 5/15/43                                              $          40,107
          130,503           Government National Mortgage Association I,
                            4.0%, 5/15/43                                                        132,777
           69,349           Government National Mortgage Association I,
                            4.0%, 6/15/43                                                         70,557
          110,814           Government National Mortgage Association I,
                            4.0%, 7/15/43                                                        113,402
          116,854           Government National Mortgage Association I,
                            4.0%, 8/15/43                                                        119,685
          541,331           Government National Mortgage Association I,
                            4.0%, 8/15/43                                                        554,002
           13,397           Government National Mortgage Association I,
                            4.0%, 9/15/43                                                         13,721
           23,630           Government National Mortgage Association I,
                            4.0%, 9/15/43                                                         24,042
          106,956           Government National Mortgage Association I,
                            4.0%, 9/15/43                                                        109,133
            6,901           Government National Mortgage Association I,
                            4.0%, 10/15/43                                                         7,021
           13,357           Government National Mortgage Association I,
                            4.0%, 11/15/43                                                        13,675
          145,118           Government National Mortgage Association I,
                            4.0%, 2/15/44                                                        148,991
           86,476           Government National Mortgage Association I,
                            4.0%, 3/15/44                                                         88,516
          127,604           Government National Mortgage Association I,
                            4.0%, 3/15/44                                                        129,827
          184,740           Government National Mortgage Association I,
                            4.0%, 3/15/44                                                        187,959
          241,330           Government National Mortgage Association I,
                            4.0%, 3/15/44                                                        245,536
          558,444           Government National Mortgage Association I,
                            4.0%, 3/15/44                                                        569,502
        2,143,908           Government National Mortgage Association I,
                            4.0%, 3/15/44                                                      2,181,264
        4,497,981           Government National Mortgage Association I,
                            4.0%, 3/15/44                                                      4,576,356
           11,920           Government National Mortgage Association I,
                            4.0%, 4/15/44                                                         12,128
          130,355           Government National Mortgage Association I,
                            4.0%, 4/15/44                                                        132,644
          620,363           Government National Mortgage Association I,
                            4.0%, 4/15/44                                                        631,172
        1,444,700           Government National Mortgage Association I,
                            4.0%, 4/15/44                                                      1,469,873

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 71

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
          248,773           Government National Mortgage Association I,
                            4.0%, 5/15/44                                              $         253,142
          119,716           Government National Mortgage Association I,
                            4.0%, 8/15/44                                                        121,840
          187,432           Government National Mortgage Association I,
                            4.0%, 8/15/44                                                        190,698
          456,147           Government National Mortgage Association I,
                            4.0%, 8/15/44                                                        465,293
        1,472,231           Government National Mortgage Association I,
                            4.0%, 8/15/44                                                      1,497,884
        1,563,306           Government National Mortgage Association I,
                            4.0%, 8/15/44                                                      1,590,546
            8,427           Government National Mortgage Association I,
                            4.0%, 9/15/44                                                          8,573
          120,501           Government National Mortgage Association I,
                            4.0%, 9/15/44                                                        122,601
          120,554           Government National Mortgage Association I,
                            4.0%, 9/15/44                                                        122,655
          185,862           Government National Mortgage Association I,
                            4.0%, 9/15/44                                                        189,595
          220,931           Government National Mortgage Association I,
                            4.0%, 9/15/44                                                        224,920
          311,744           Government National Mortgage Association I,
                            4.0%, 9/15/44                                                        317,176
          410,497           Government National Mortgage Association I,
                            4.0%, 9/15/44                                                        417,650
          484,342           Government National Mortgage Association I,
                            4.0%, 9/15/44                                                        492,782
          695,883           Government National Mortgage Association I,
                            4.0%, 9/15/44                                                        708,300
        1,025,663           Government National Mortgage Association I,
                            4.0%, 9/15/44                                                      1,043,534
        1,487,208           Government National Mortgage Association I,
                            4.0%, 9/15/44                                                      1,515,044
        1,607,058           Government National Mortgage Association I,
                            4.0%, 9/15/44                                                      1,635,060
        3,606,952           Government National Mortgage Association I,
                            4.0%, 9/15/44                                                      3,669,801
        4,145,148           Government National Mortgage Association I,
                            4.0%, 9/15/44                                                      4,217,375
           58,310           Government National Mortgage Association I,
                            4.0%, 10/15/44                                                        59,326
          143,660           Government National Mortgage Association I,
                            4.0%, 10/15/44                                                       146,165
          589,638           Government National Mortgage Association I,
                            4.0%, 10/15/44                                                       601,384

The accompanying notes are an integral part of these financial statements.

72 Pioneer Strategic Income Fund | Annual Report | 9/30/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
           19,656           Government National Mortgage Association I,
                            4.0%, 11/15/44                                             $          20,132
           34,840           Government National Mortgage Association I,
                            4.0%, 11/15/44                                                        35,447
           42,166           Government National Mortgage Association I,
                            4.0%, 11/15/44                                                        42,921
          248,826           Government National Mortgage Association I,
                            4.0%, 11/15/44                                                       254,022
            6,239           Government National Mortgage Association I,
                            4.0%, 12/15/44                                                         6,348
           55,420           Government National Mortgage Association I,
                            4.0%, 12/15/44                                                        56,386
          120,394           Government National Mortgage Association I,
                            4.0%, 12/15/44                                                       122,491
          315,271           Government National Mortgage Association I,
                            4.0%, 12/15/44                                                       320,770
          339,432           Government National Mortgage Association I,
                            4.0%, 12/15/44                                                       345,542
          500,217           Government National Mortgage Association I,
                            4.0%, 12/15/44                                                       512,277
           64,655           Government National Mortgage Association I,
                            4.0%, 1/15/45                                                         65,782
        1,090,753           Government National Mortgage Association I,
                            4.0%, 1/15/45                                                      1,109,759
        1,145,504           Government National Mortgage Association I,
                            4.0%, 1/15/45                                                      1,165,464
        1,585,978           Government National Mortgage Association I,
                            4.0%, 1/15/45                                                      1,614,468
          115,243           Government National Mortgage Association I,
                            4.0%, 2/15/45                                                        117,251
          141,677           Government National Mortgage Association I,
                            4.0%, 2/15/45                                                        144,145
          193,146           Government National Mortgage Association I,
                            4.0%, 2/15/45                                                        196,512
          207,276           Government National Mortgage Association I,
                            4.0%, 2/15/45                                                        210,973
          296,686           Government National Mortgage Association I,
                            4.0%, 2/15/45                                                        301,855
        1,148,794           Government National Mortgage Association I,
                            4.0%, 2/15/45                                                      1,169,421
          755,424           Government National Mortgage Association I,
                            4.0%, 3/15/45                                                        768,587
          181,145           Government National Mortgage Association I,
                            4.0%, 4/15/45                                                        184,302
          175,538           Government National Mortgage Association I,
                            4.0%, 5/15/45                                                        178,692

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 73

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
           38,481           Government National Mortgage Association I,
                            4.0%, 7/15/45                                              $          39,173
          201,139           Government National Mortgage Association I,
                            4.0%, 9/15/45                                                        205,185
          144,509           Government National Mortgage Association I,
                            4.5%, 9/15/33                                                        152,135
          127,273           Government National Mortgage Association I,
                            4.5%, 10/15/33                                                       132,871
           79,372           Government National Mortgage Association I,
                            4.5%, 4/15/35                                                         82,470
           86,055           Government National Mortgage Association I,
                            4.5%, 4/15/35                                                         88,996
        1,262,389           Government National Mortgage Association I,
                            4.5%, 3/15/38                                                      1,312,866
          502,037           Government National Mortgage Association I,
                            4.5%, 1/15/40                                                        527,821
          813,217           Government National Mortgage Association I,
                            4.5%, 6/15/40                                                        848,250
          276,773           Government National Mortgage Association I,
                            4.5%, 9/15/40                                                        290,202
        1,301,084           Government National Mortgage Association I,
                            4.5%, 11/15/40                                                     1,357,443
          627,090           Government National Mortgage Association I,
                            4.5%, 6/15/41                                                        654,132
        1,207,782           Government National Mortgage Association I,
                            4.5%, 6/15/41                                                      1,258,737
          408,139           Government National Mortgage Association I,
                            4.5%, 7/15/41                                                        425,738
        2,256,917           Government National Mortgage Association I,
                            4.5%, 8/15/41                                                      2,354,094
           35,591           Government National Mortgage Association I,
                            5.0%, 6/15/21                                                         37,087
          397,153           Government National Mortgage Association I,
                            5.0%, 9/15/33                                                        421,791
          427,008           Government National Mortgage Association I,
                            5.125%, 10/15/38                                                     452,833
            6,939           Government National Mortgage Association I,
                            5.5%, 8/15/19                                                          6,953
           10,860           Government National Mortgage Association I,
                            5.5%, 9/15/19                                                         10,879
           11,707           Government National Mortgage Association I,
                            5.5%, 9/15/19                                                         11,727
            3,102           Government National Mortgage Association I,
                            5.5%, 10/15/19                                                         3,119
           35,675           Government National Mortgage Association I,
                            5.5%, 10/15/19                                                        35,862

The accompanying notes are an integral part of these financial statements.

74 Pioneer Strategic Income Fund | Annual Report | 9/30/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
           62,299           Government National Mortgage Association I,
                            5.5%, 7/15/33                                              $          67,803
          130,261           Government National Mortgage Association I,
                            5.5%, 1/15/34                                                        141,486
          102,343           Government National Mortgage Association I,
                            5.5%, 4/15/34                                                        111,912
          179,766           Government National Mortgage Association I,
                            5.5%, 7/15/34                                                        195,127
          114,140           Government National Mortgage Association I,
                            5.5%, 10/15/34                                                       122,690
           92,316           Government National Mortgage Association I,
                            5.5%, 1/15/35                                                        100,256
           91,897           Government National Mortgage Association I,
                            5.5%, 2/15/35                                                         98,533
          285,498           Government National Mortgage Association I,
                            5.5%, 2/15/35                                                        310,080
           76,514           Government National Mortgage Association I,
                            5.5%, 6/15/35                                                         82,812
           29,498           Government National Mortgage Association I,
                            5.5%, 12/15/35                                                        31,628
                9           Government National Mortgage Association I,
                            5.5%, 2/15/37                                                             10
           39,937           Government National Mortgage Association I,
                            5.5%, 3/15/37                                                         42,836
          149,944           Government National Mortgage Association I,
                            5.5%, 3/15/37                                                        160,772
           68,051           Government National Mortgage Association I,
                            5.75%, 10/15/38                                                       73,727
          144,895           Government National Mortgage Association I,
                            5.75%, 10/15/38                                                      155,919
          105,706           Government National Mortgage Association I,
                            6.0%, 8/15/32                                                        115,399
           11,297           Government National Mortgage Association I,
                            6.0%, 1/15/33                                                         12,205
           77,466           Government National Mortgage Association I,
                            6.0%, 1/15/33                                                         84,606
           53,203           Government National Mortgage Association I,
                            6.0%, 2/15/33                                                         58,067
           84,769           Government National Mortgage Association I,
                            6.0%, 2/15/33                                                         93,341
            4,821           Government National Mortgage Association I,
                            6.0%, 3/15/33                                                          5,209
           28,185           Government National Mortgage Association I,
                            6.0%, 3/15/33                                                         30,929
           55,880           Government National Mortgage Association I,
                            6.0%, 3/15/33                                                         61,350

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 75

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
           28,935           Government National Mortgage Association I,
                            6.0%, 5/15/33                                              $          31,262
          105,363           Government National Mortgage Association I,
                            6.0%, 5/15/33                                                        113,969
          246,978           Government National Mortgage Association I,
                            6.0%, 5/15/33                                                        266,869
           65,004           Government National Mortgage Association I,
                            6.0%, 6/15/33                                                         71,048
          162,101           Government National Mortgage Association I,
                            6.0%, 6/15/33                                                        178,775
           65,807           Government National Mortgage Association I,
                            6.0%, 7/15/33                                                         71,754
          107,098           Government National Mortgage Association I,
                            6.0%, 7/15/33                                                        117,713
           38,279           Government National Mortgage Association I,
                            6.0%, 9/15/33                                                         41,464
           76,464           Government National Mortgage Association I,
                            6.0%, 9/15/33                                                         82,613
           28,932           Government National Mortgage Association I,
                            6.0%, 10/15/33                                                        31,259
          147,695           Government National Mortgage Association I,
                            6.0%, 11/15/33                                                       159,574
           41,155           Government National Mortgage Association I,
                            6.0%, 1/15/34                                                         44,958
          214,984           Government National Mortgage Association I,
                            6.0%, 10/15/37                                                       232,430
          327,098           Government National Mortgage Association I,
                            6.0%, 7/15/38                                                        353,498
            8,531           Government National Mortgage Association I,
                            6.5%, 1/15/29                                                          9,359
            1,176           Government National Mortgage Association I,
                            6.5%, 5/15/29                                                          1,298
            1,262           Government National Mortgage Association I,
                            6.5%, 10/15/31                                                         1,384
            1,961           Government National Mortgage Association I,
                            6.5%, 10/15/31                                                         2,151
              289           Government National Mortgage Association I,
                            6.5%, 12/15/31                                                           318
            2,238           Government National Mortgage Association I,
                            6.5%, 2/15/32                                                          2,515
            1,333           Government National Mortgage Association I,
                            6.5%, 3/15/32                                                          1,501
            3,416           Government National Mortgage Association I,
                            6.5%, 5/15/32                                                          3,748
            2,889           Government National Mortgage Association I,
                            6.5%, 6/15/32                                                          3,170

The accompanying notes are an integral part of these financial statements.

76 Pioneer Strategic Income Fund | Annual Report | 9/30/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
            3,212           Government National Mortgage Association I,
                            6.5%, 6/15/32                                              $           3,524
            4,420           Government National Mortgage Association I,
                            6.5%, 7/15/32                                                          4,849
            5,204           Government National Mortgage Association I,
                            6.5%, 7/15/32                                                          5,709
            2,315           Government National Mortgage Association I,
                            6.5%, 8/15/32                                                          2,540
            2,653           Government National Mortgage Association I,
                            6.5%, 8/15/32                                                          2,910
           16,127           Government National Mortgage Association I,
                            6.5%, 8/15/32                                                         17,694
           35,266           Government National Mortgage Association I,
                            6.5%, 9/15/32                                                         38,691
           62,637           Government National Mortgage Association I,
                            6.5%, 9/15/32                                                         68,719
           12,275           Government National Mortgage Association I,
                            6.5%, 10/15/32                                                        13,467
           36,790           Government National Mortgage Association I,
                            6.5%, 11/15/32                                                        41,397
           21,476           Government National Mortgage Association I,
                            6.5%, 7/15/35                                                         23,561
              160           Government National Mortgage Association I,
                            7.0%, 5/15/29                                                            170
              455           Government National Mortgage Association I,
                            7.0%, 5/15/29                                                            496
            5,714           Government National Mortgage Association I,
                            7.0%, 8/15/29                                                          5,758
              215           Government National Mortgage Association I,
                            7.0%, 5/15/31                                                            216
        1,266,420           Government National Mortgage Association II,
                            3.5%, 3/20/45                                                      1,260,690
        1,095,344           Government National Mortgage Association II,
                            3.5%, 4/20/45                                                      1,090,713
        1,821,054           Government National Mortgage Association II,
                            3.5%, 4/20/45                                                      1,813,517
        2,327,382           Government National Mortgage Association II,
                            3.5%, 4/20/45                                                      2,317,875
        2,688,319           Government National Mortgage Association II,
                            3.5%, 3/20/46                                                      2,681,167
        4,636,049           Government National Mortgage Association II,
                            4.0%, 10/20/44                                                     4,751,847
        9,355,987           Government National Mortgage Association II,
                            4.0%, 10/20/46                                                     9,555,881
        2,308,857           Government National Mortgage Association II,
                            4.0%, 2/20/48                                                      2,363,332

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 77

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
--------------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
        2,314,243           Government National Mortgage Association II,
                            4.0%, 4/20/48                                              $       2,368,848
          498,586           Government National Mortgage Association II,
                            4.5%, 12/20/34                                                       519,739
          348,650           Government National Mortgage Association II,
                            4.5%, 1/20/35                                                        363,035
          312,172           Government National Mortgage Association II,
                            4.5%, 3/20/35                                                        325,464
        3,127,673           Government National Mortgage Association II,
                            4.5%, 9/20/41                                                      3,277,772
        6,352,670           Government National Mortgage Association II,
                            4.5%, 9/20/44                                                      6,540,970
        2,142,221           Government National Mortgage Association II,
                            4.5%, 10/20/44                                                     2,243,857
        4,491,597           Government National Mortgage Association II,
                            4.5%, 11/20/44                                                     4,705,379
           91,737           Government National Mortgage Association II,
                            5.5%, 3/20/34                                                         98,840
            4,519           Government National Mortgage Association II,
                            5.5%, 10/20/37                                                         4,817
           36,847           Government National Mortgage Association II,
                            6.0%, 5/20/32                                                         40,174
          134,085           Government National Mortgage Association II,
                            6.0%, 10/20/33                                                       146,442
              199           Government National Mortgage Association II,
                            6.5%, 1/20/28                                                            218
            3,178           Government National Mortgage Association II,
                            7.0%, 1/20/29                                                          3,567
      117,777,559           U.S. Treasury Inflation Indexed Bonds,
                            0.75%, 2/15/45                                                   109,454,919
       24,872,585           U.S. Treasury Inflation Indexed Bonds,
                            0.875%, 2/15/47                                                   23,781,171
       56,869,088           U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46              56,119,719
--------------------------------------------------------------------------------------------------------
                            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                            (Cost $1,277,159,059)                                      $   1,241,500,048
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------
                            RIGHTS/WARRANTS -- 0.0%+ of Net Assets
                            ENERGY -- 0.0%+
                            Coal & Consumable Fuels -- 0.0%+
              365(a)(m)     Contura Energy, Inc., 7/25/23                              $          16,425
                                                                                       -----------------
                            Total Energy                                               $          16,425
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

78 Pioneer Strategic Income Fund | Annual Report | 9/30/18

--------------------------------------------------------------------------------------------------------
Shares                                                                                 Value
--------------------------------------------------------------------------------------------------------
                            HOUSEHOLD & PERSONAL PRODUCTS -- 0.0%
                            Household Products -- 0.0%
              890^(a)(n)    LTR Intermediate Holdings, Inc., 6/29/19                   $              --
                                                                                       -----------------
                            Total Household & Personal Products                        $              --
--------------------------------------------------------------------------------------------------------
                            TOTAL RIGHTS/WARRANTS
                            (Cost $234,627)                                            $          16,425
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Number of                                                           Strike   Expiration
Contracts               Description     Counterparty  Notional      Price    Date      Value
--------------------------------------------------------------------------------------------------------
                            OVER THE COUNTER (OTC) CALL
                            OPTIONS PURCHASED -- 0.0%
          209,523^(o)   Desarrolladora  Bank of       MXN --        -- (q)   10/23/22  $              --
                        Homex           New York
                        SAB de CV       Mellon Corp.
          209,523^(p)   Desarrolladora  Bank of       MXN --        -- (q)   10/23/22                 --
                        Homex           New York
                        SAB de CV       Mellon Corp.
                                                                                       -----------------
                                                                                       $              --
--------------------------------------------------------------------------------------------------------
                            TOTAL OVER THE COUNTER (OTC) CALL
                            OPTIONS PURCHASED
                            (Premiums paid $0)                                         $              --
--------------------------------------------------------------------------------------------------------
                            CURRENCY PUT OPTIONS
                            PURCHASED -- 0.0%+
   119,700,000          Put EUR         Bank of       EUR 1,705,038 EUR 1.15 5/27/19   $       1,735,418
                        Call USD        America
    51,000,000          Put EUR         Bank of       EUR   764,330 EUR 1.15 9/23/19             906,791
                        Call USD        America
                                                                                       -----------------
                                                                                       $       2,642,209
--------------------------------------------------------------------------------------------------------
                            TOTAL CURRENCY PUT OPTIONS PURCHASED
                            (Premiums paid $2,469,368)                                 $       2,642,209
--------------------------------------------------------------------------------------------------------
                            TOTAL OPTIONS PURCHASED
                            (Premiums paid $2,469,368)                                 $       2,642,209
--------------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS IN UNAFFILIATED
                            ISSUERS -- 100.2%
                            (Cost $5,190,776,420)                                      $   5,096,294,585
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 79

--------------------------------------------------------------------------------------------------------
Number of                                                           Strike   Expiration
Contracts               Description     Counterparty  Notional      Price    Date      Value
--------------------------------------------------------------------------------------------------------
                            CURRENCY CALL OPTIONS WRITTEN -- 0.0%+
  (119,700,000)         Put EUR         Bank of       EUR 1,705,038 EUR 1.27 5/27/19   $        (585,939)
                        Call USD        America
   (51,000,000)         Put EUR         Bank of       EUR   764,330 EUR 1.27 9/23/19            (584,135)
                        Call USD        America
                                                                                       -----------------
                                                                                       $      (1,170,074)
--------------------------------------------------------------------------------------------------------
                            TOTAL CURRENCY CALL OPTIONS WRITTEN
                            (Premiums received $(2,469,369))                           $      (1,170,074)
--------------------------------------------------------------------------------------------------------
                            OTHER ASSETS AND LIABILITIES -- (0.2)%                     $     (11,283,112)
--------------------------------------------------------------------------------------------------------
                            NET ASSETS -- 100.0%                                       $   5,083,841,399
========================================================================================================

bps         Basis Points.

BADLARPP    Argentine Deposit Rate Badlar Private Banks 30-35 Days.

CMT         Constant Maturity Treasury Index.

EURIBOR     Euro Interbank Offered Rate.

FREMF       Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

ICE         Intercontinental Exchange.

LIBOR       London Interbank Offered Rate.

PRIME       U.S. Federal Funds Rate.

REIT        Real Estate Investment Trust.

REMICS      Real Estate Mortgage Investment Conduits.

ZERO        Zero Constant Index.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2018, the value of these securities amounted to $1,900,404,718, or 37.4% of net assets.

(Cat Bond)  Catastrophe or event-linked bond. At September 30, 2018, the value of these securities amounted to $71,421,589, or 1.4% of net assets. See Notes to Financial Statements -- Note 1I.

(TBA)       "To Be Announced" Securities.

+           Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at September 30, 2018.

The accompanying notes are an integral part of these financial statements.

80 Pioneer Strategic Income Fund | Annual Report | 9/30/18

+ Securities that used significant unobservable inputs to determine their value.

^ Security is valued using fair value methods (other than supplied by independent pricing services).

(a)         Non-income producing security.

(b)         Security is perpetual in nature and has no stated maturity date.

(c) Floating rate note. Coupon rate, reference index and spread shown at September 30, 2018.

(d) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at September 30, 2018.

(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at September 30, 2018.

(f) Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(g)         Security is in default.

(h) Structured reinsurance investment. At September 30, 2018, the value of these securities amounted to $139,785,669, or 2.7% of net assets. See Notes to Financial Statements -- Note 1I.

(i)         Rate to be determined.

(j)         Consists of Revenue Bonds unless otherwise indicated.

(k)         Represents a General Obligation Bond.

(l)         TBA security collateralized by $270,000.

(m)         Contura Energy, Inc. warrants are exercisable into 365 shares.

(n) LTR Intermediate Holdings, Inc. warrants are exercisable into 890 shares.

(o) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 12.5 billion.

(p) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 15.5 billion.

(q)         Strike price is 1 Mexican Peso (MXN).

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 81

FORWARD FOREIGN CURRENCY CONTRACTS

------------------------------------------------------------------------------------------------------
                                                                                        Unrealized
Currency    In             Currency                                        Settlement   Appreciation
Purchased   Exchange for   Sold       Deliver           Counterparty       Date         (Depreciation)
------------------------------------------------------------------------------------------------------
USD              781,198   ARS           (31,716,632)   Bank of            10/31/18     $    43,288
                                                        America NA
EUR           11,020,000   USD           (12,859,932)   Brown Brothers     10/31/18         (34,197)
                                                        Harriman & Co.
USD           13,743,142   MXN          (259,820,000)   Brown Brothers     10/31/18         (68,291)
                                                        Harriman & Co.
EUR           11,016,392   USD           (12,905,767)   Goldman Sachs      10/31/18         (84,231)
                                                        International
NOK          377,478,451   USD           (46,272,362)   Goldman Sachs      10/31/18         155,302
                                                        International
USD           11,279,340   NZD           (17,045,786)   Goldman Sachs      11/30/18         (21,676)
                                                        International
ARS           31,716,632   USD              (954,889)   JPMorgan           10/31/18        (216,979)
                                                        Chase NA
EUR            3,342,953   USD            (3,898,755)   JPMorgan           10/31/18          (8,026)
                                                        Chase NA
SEK          601,484,226   USD           (68,576,275)   JPMorgan           10/31/18        (797,043)
                                                        Chase NA
EUR           31,069,144   USD           (36,693,815)   State Street       11/30/18        (445,429)
                                                        Bank & Trust Co.
SEK          858,543,046   EUR           (83,521,718)   State Street       11/1/18         (460,946)
                                                        Bank & Trust Co.
USD           18,283,056   INR        (1,344,389,700)   State Street       11/30/18        (117,760)
                                                        Bank & Trust Co.
USD            2,317,224   MXN           (43,952,407)   State Street       10/31/18         (19,185)
                                                        Bank & Trust Co.
------------------------------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                                $(2,075,173)
======================================================================================================

FUTURES CONTRACTS
INTEREST RATE FUTURES CONTRACTS

-----------------------------------------------------------------------------------------------
Number of                                                                        Unrealized
Contracts                     Expiration     Notional          Market            Appreciation
Long          Description     Date           Amount            Value             (Depreciation)
-----------------------------------------------------------------------------------------------
1,192         U.S. 2-Year     12/31/18       $  251,995,075    $  251,195,376    $    (799,699)
              Note (CBT)
4,420         U.S. 5-Year     12/31/18          501,165,993       497,146,409       (4,019,584)
              Note (CBT)
1,392         U.S. 10-Year    12/19/18          165,270,938       165,343,500           72,562
              Note (CBT)
-----------------------------------------------------------------------------------------------
                                             $  918,432,006    $  913,685,285    $  (4,746,721)
===============================================================================================

The accompanying notes are an integral part of these financial statements.

82 Pioneer Strategic Income Fund | Annual Report | 9/30/18

-----------------------------------------------------------------------------------------------
Number of
Contracts                     Expiration     Notional          Market            Unrealized
Short         Description     Date           Amount            Value             Appreciation
-----------------------------------------------------------------------------------------------
4,821         Euro-BOBL       12/6/18        $  735,788,520    $  731,646,071    $   4,142,449
  338         Euro-Bund       12/6/18            62,932,356        62,320,105          612,251
2,362         U.S. 10-Year    12/19/18          303,074,125       297,612,000        5,462,125
              Ultra Bond
  390         U.S. Long       12/19/18           56,560,163        54,795,000        1,765,163
              Bond (CBT)
  479         U.S. Ultra      12/19/18           76,485,057        73,900,719        2,584,338
              Bond (CBT)
-----------------------------------------------------------------------------------------------
                                             $1,234,840,221    $1,220,273,895    $  14,566,326
===============================================================================================
 TOTAL FUTURES CONTRACTS                     $ (316,408,215)   $ (306,588,610)   $   9,819,605
===============================================================================================

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS -- BUY PROTECTION

-----------------------------------------------------------------------------------------------------------------------------
                                                          Annual
Notional                                     Pay/         Fixed    Expiration    Premiums        Unrealized      Market
Amount ($)(1)  Obligation Reference/Index    Receive(2)   Rate     Date          Received        Depreciation    Value
-----------------------------------------------------------------------------------------------------------------------------
 56,469,600    Markit CDX North America      Pay          5.00%    6/20/22       $ (4,160,041)   $ (579,282)     $(4,739,323)
               High Yield Index Series 28
 47,845,000    Markit CDX North America      Pay          5.00%    6/20/23         (3,497,469)     (300,403)      (3,797,872)
               High Yield Index Series 30
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP
CONTRACTS -- BUY PROTECTION                                                      $ (7,657,510)   $ (879,685)     $(8,537,195)
=============================================================================================================================

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

-----------------------------------------------------------------------------------------------------------------------------
                               Obligation                  Annual
Notional                       Reference/      Pay/        Fixed   Expiration    Premiums        Unrealized      Market
Amount ($)(1)  Counterparty    Index           Receive(3)  Rate    Date          Received        Appreciation    Value
-----------------------------------------------------------------------------------------------------------------------------
 2,795,000     Morgan Stanley  Diamond         Receive     1.00%   12/20/19      $   (104,710)   $  130,355      $    25,645
               Capital         Offshore
               Services LLC    Drilling, Inc.
10,480,000     Morgan Stanley  Diamond         Receive     1.00%   12/20/19          (382,004)      478,162           96,158
               Capital         Offshore
               Services LLC    Drilling, Inc.
 3,768,000     JPMorgan Chase  Simon           Receive     1.00%   6/20/22            (10,668)       96,500           85,832
               Bank NA         Property
                               Group LP
 5,257,000     JPMorgan Chase  Simon           Receive     1.00%   6/20/22            (17,357)      137,107          119,750
               Bank NA         Property
                               Group LP
-----------------------------------------------------------------------------------------------------------------------------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT
SWAP CONTRACTS -- SELL PROTECTION                                                $   (514,739)   $  842,124      $   327,385
=============================================================================================================================
TOTAL SWAP CONTRACTS                                                             $ (8,172,249)   $  (37,561)     $(8,209,810)
=============================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)  Pays Quarterly.

(3)  Receives Quarterly.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 83

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

ARS --    Argentine Peso
EUR --    Euro
IDR --    Indonesian Rupiah
INR --    Indian Rupee
MXN --    Mexican Peso
NOK --    Norwegian Krone
NZD --    New Zealand Dollar
RUB --    Russian Ruble
SEK --    Swedish Krona
UYU --    Uruguayan Peso

Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2018, were as follows:

--------------------------------------------------------------------------------------------------
                                                                Purchases           Sales
--------------------------------------------------------------------------------------------------
Long-Term U.S. Government                                       $  418,601,500      $  671,126,439
Other Long-Term Securities                                      $2,002,170,034      $2,210,002,839

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended September 30, 2018, the Trust engaged in purchases of $7,014,148 and sales of $4,996,523 pursuant to these procedures, which resulted in a net realized gain/loss of $98,559.

At September 30, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $5,198,110,573 was as follows:

        Aggregate gross unrealized appreciation for all investments in which there
         is an excess of value over tax cost                                         $  73,896,994
        Aggregate gross unrealized depreciation for all investments in which
         there is an excess of tax cost over value                                    (177,348,434)
                                                                                     -------------
        Net unrealized depreciation                                                  $(103,451,440)
                                                                                     =============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A

The accompanying notes are an integral part of these financial statements.

84 Pioneer Strategic Income Fund | Annual Report | 9/30/18

The following is a summary of the inputs used as of September 30, 2018, in valuing the Fund's investments.

--------------------------------------------------------------------------------------------------
                                 Level 1       Level 2           Level 3          Total
--------------------------------------------------------------------------------------------------
Common Stocks
   Energy
     Coal & Consumable Fuels     $     1,347   $       25,192    $          --    $        26,539
     Oil & Gas Exploration &
        Production                   551,152        2,056,578               --          2,607,730
   Retailing
     Computer &
        Electronics Retail                --               --          232,020            232,020
   All Other Common Stocks            30,868               --               --             30,868
Convertible Preferred Stocks      67,578,504               --               --         67,578,504
Preferred Stocks
   Real Estate
     Diversified REIT                     --        3,786,250               --          3,786,250
Asset Backed Securities                   --      263,258,981               --        263,258,981
Collateralized Mortgage
   Obligations                            --    1,100,804,696               --      1,100,804,696
Convertible Corporate Bonds               --       15,902,210               --         15,902,210
Corporate Bonds
   Diversified Financials
     Other Diversified
        Financial Services                --       10,156,724        7,340,214         17,496,938
   Insurance
     Reinsurance                          --       68,008,285      143,198,973        211,207,258
   All Other Corporate Bonds              --    1,705,917,946               --      1,705,917,946
Foreign Government Bonds                  --       92,027,123               --         92,027,123
Municipal Bonds                           --      109,009,504               --        109,009,504
Senior Secured Floating
   Rate Loan Interests                    --      262,249,336               --        262,249,336
U.S. Government and
   Agency Obligations                     --    1,241,500,048               --      1,241,500,048
Rights/Warrants                       16,425               --*              --             16,425
Over The Counter (OTC)
   Call Options Purchased                 --               --*              --                 --*
Currency Put Options Purchased            --        2,642,209               --          2,642,209
--------------------------------------------------------------------------------------------------
Total Investments in Securities  $68,178,296   $4,877,345,082    $ 150,771,207    $ 5,096,294,585
==================================================================================================
Other Financial Instruments
   Currency Call
    Options Written              $        --   $   (1,170,074)   $          --    $    (1,170,074)
   Net unrealized depreciation
    on forward foreign
    currency contracts                    --       (2,075,173)              --         (2,075,173)
   Net unrealized appreciation
    on futures contracts           9,819,605               --               --          9,819,605
   Swap contracts, at value               --       (8,209,810)              --         (8,209,810)
--------------------------------------------------------------------------------------------------
Total Other
Financial Instruments            $ 9,819,605   $  (11,455,057)   $          --    $    (1,635,452)
==================================================================================================
* Securities valued at $0.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 85

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------------------------
                                                        Common        Corporate
                                                        Stocks        Bonds          Total
--------------------------------------------------------------------------------------------------
Balance as of 09/30/17                                  $ 2,278,188   $116,420,298   $118,698,486
Realized gain (loss)(1)                                      (1,858)      (779,721)      (781,579)
Change in unrealized appreciation (depreciation)(2)          12,270     (2,237,536)    (2,225,266)
Accrued discounts/premiums                                       --       (339,644)      (339,644)
Purchases                                                        --    117,888,488    117,888,488
Sales                                                            --    (82,184,846)   (82,184,846)
Transfers in to Level 3*                                         --      1,772,148      1,772,148
Transfers out of Level 3*                                (2,056,580)            --     (2,056,580)
--------------------------------------------------------------------------------------------------
Balance as of 09/30/18                                  $   232,020   $150,539,187   $150,771,207
==================================================================================================

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended September 30, 2018 investments having a value of $2,056,580 were transferred out of Level 3 to Level 2, as there were observable inputs available to determine its value. A security valued at $1,772,148 was transferred from Level 2 to Level 3, due to valuing the security using unobservable inputs. A security valued at $9,490 was transferred from Level 2 to Level 1 due to the use of quoted prices in active markets. There were no other transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at September 30, 2018:  $5,164,190
                                                                      ----------

The accompanying notes are an integral part of these financial statements.

86 Pioneer Strategic Income Fund | Annual Report | 9/30/18

Statement of Assets and Liabilities | 9/30/18

ASSETS:
  Investments in unaffiliated issuers, at value (cost $5,190,776,420)  $5,096,294,585
  Cash*                                                                    30,487,501
  Foreign currencies, at value (cost $4,120,627)                            4,142,794
  To be announced securities collateral                                       270,000
  Futures collateral                                                       15,085,175
  Swap collateral                                                           2,700,342
  Due from broker                                                             880,000
  Due from broker for swaps                                                 8,517,897
  Net unrealized appreciation on futures contracts                          9,819,605
  Receivables --
     Investment securities sold                                            13,974,258
     Fund shares sold                                                       8,929,111
     Dividends                                                                428,548
     Interest                                                              34,485,143
  Other assets                                                                100,275
--------------------------------------------------------------------------------------
         Total assets                                                  $5,226,115,234
======================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                   $   88,250,096
     Fund shares repurchased                                               23,969,138
     Distributions                                                          3,034,903
     Trustees' fees                                                            23,851
  Forwards and swap collateral                                              1,050,000
  Forwards collateral                                                       1,060,000
  Due to broker for futures contracts                                       9,807,266
  Variation margin for futures contracts                                    1,567,120
  Variation margin for swap contracts                                          45,864
  Written options outstanding (net premiums received $(2,469,369))          1,170,074
  Net unrealized depreciation on forward foreign currency contracts         2,075,173
  Swap contracts, at value (net premiums received $(8,172,249))             8,209,810
  Due to affiliates                                                           511,253
  Accrued expenses                                                          1,499,287
--------------------------------------------------------------------------------------
         Total liabilities                                             $  142,273,835
======================================================================================
NET ASSETS:
  Paid-in capital                                                      $5,248,638,106
  Distributable earnings (loss)                                          (164,796,707)
--------------------------------------------------------------------------------------
         Net assets                                                    $5,083,841,399
======================================================================================
NET ASSET VALUE PER SHARE:
  No par value (unlimited number of shares authorized)
  Class A (based on $861,517,188/82,668,711 shares)                    $        10.42
  Class C (based on $466,032,963/45,709,058 shares)                    $        10.20
  Class K (based on $379,474,342/36,352,908 shares)                    $        10.44
  Class R (based on $168,042,668/15,861,827 shares)                    $        10.59
  Class Y (based on $3,208,774,238/308,018,757 shares)                 $        10.42
MAXIMUM OFFERING PRICE:
  Class A ($10.42 (divided by) 95.5%)                                  $        10.91
======================================================================================

* The amount presented includes $182,512 of restricted cash deposited at the custodian which has been blocked due to Office of Foreign Assets Control sanction on Russian securities transactions.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 87

Statement of Operations

For the Year Ended 9/30/18

INVESTMENT INCOME:
  Interest from unaffiliated issuers (net of foreign taxes
     withheld $740,413)                                     $  241,486,881
  Dividends from unaffiliated issuers                            4,440,005
--------------------------------------------------------------------------------------------
        Total investment income                                              $  245,926,886
--------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $   31,822,875
  Administrative expense                                         1,560,551
  Transfer agent fees
     Class A                                                     1,439,316
     Class C                                                       410,701
     Class K                                                         4,294
     Class R                                                       422,633
     Class Y                                                     3,311,923
  Distribution fees
     Class A                                                     2,368,770
     Class C                                                     6,142,574
     Class R                                                       957,298
  Shareowner communications expense                                298,556
  Custodian fees                                                   338,551
  Registration fees                                                217,836
  Professional fees                                                283,268
  Printing expense                                                  85,705
  Pricing fees                                                     201,994
  Trustees' fees                                                   282,044
  Insurance expense                                                 76,535
  Miscellaneous                                                    377,662
--------------------------------------------------------------------------------------------
     Total expenses                                                          $   50,603,086
--------------------------------------------------------------------------------------------
         Net investment income                                               $  195,323,800
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                    $  (23,547,083)
     Written options                                              (422,619)
     Forward foreign currency contracts                        (11,538,276)
     Futures contracts                                          21,387,906
     Swap contracts                                             (3,289,142)
     Other assets and liabilities denominated in
        foreign currencies                                        (796,678)  $  (18,205,892)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                    $ (204,729,324)
     Written options                                             1,299,295
     Forward foreign currency contracts                         (1,827,328)
     Futures contracts                                              10,892
     Swap contracts                                                341,559
     Other assets and liabilities denominated in
        foreign currencies                                      (4,486,298)  $ (209,391,204)
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                     $ (227,597,096)
--------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                       $  (32,273,296)
============================================================================================

The accompanying notes are an integral part of these financial statements.

88 Pioneer Strategic Income Fund | Annual Report | 9/30/18

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------
                                                          Year              Year
                                                          Ended             Ended
                                                          9/30/18           9/30/17
----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                              $   195,323,800   $   212,689,386
Net realized gain (loss) on investments                       (18,205,892)       30,011,654
Change in net appreciation (depreciation) on investments     (209,391,204)       (6,444,392)
----------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from operations                                  $   (32,273,296)  $   236,256,648
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
      Class A ($0.31 and $0.33 per share, respectively)   $   (27,249,125)  $   (36,689,750)**
      Class C ($0.23 and $0.25 per share, respectively)       (13,629,510)      (19,787,005)**
      Class K ($0.36 and $0.38 per share, respectively)       (13,267,594)      (11,840,811)**
      Class R ($0.28 and $0.29 per share, respectively)        (4,900,046)       (6,261,212)**
      Class Y ($0.34 and $0.37 per share, respectively)      (113,414,217)     (122,047,426)**
Tax return of capital:
      Class A ($0.02 and $0.02 per share, respectively)        (2,144,737)       (1,610,187)
      Class C ($0.02 and $0.02 per share, respectively)        (1,406,875)       (1,118,853)
      Class K ($0.02 and $0.02 per share, respectively)          (921,866)         (497,982)
      Class R ($0.02 and $0.02 per share, respectively)          (417,854)         (319,107)
      Class Y ($0.02 and $0.02 per share, respectively)        (8,172,189)       (5,028,572)
----------------------------------------------------------------------------------------------
         Total distributions to shareowners               $  (185,524,013)  $  (205,200,905)
----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                         $ 1,327,307,078   $ 1,971,982,428
Reinvestment of distributions                                 148,780,652       173,607,355
Cost of shares repurchased                                 (2,094,690,469)   (2,472,077,788)
----------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                          $  (618,602,739)  $  (326,488,005)
----------------------------------------------------------------------------------------------
      Net decrease in net assets                          $  (836,400,048)  $  (295,432,262)
NET ASSETS:*
Beginning of year                                         $ 5,920,241,447   $ 6,215,673,709
----------------------------------------------------------------------------------------------
End of year                                               $ 5,083,841,399   $ 5,920,241,447
==============================================================================================

* For the year ended September 30, 2017 distributions in excess of net investment income was presented as follows: $(46,113,382)

** For the year ended September 30, 2017 distributions to shareowners were presented as net investment income

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 89

------------------------------------------------------------------------------------------------
                                Year Ended     Year Ended        Year Ended     Year Ended
                                9/30/18        9/30/18           9/30/17        9/30/17
                                Shares         Amount            Shares         Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                       20,588,895   $   217,841,959     25,088,783   $   269,095,633
Reinvestment of distributions      2,381,994        25,283,508      3,422,564        36,750,864
Less shares repurchased          (36,238,707)     (383,878,337)   (52,445,430)     (562,521,459)
------------------------------------------------------------------------------------------------
      Net decrease               (13,267,818)  $  (140,752,870)   (23,934,083)  $  (256,674,962)
================================================================================================
Class C
Shares sold                        4,124,090   $    42,889,385      6,207,872   $    65,137,949
Reinvestment of distributions      1,176,108        12,215,766      1,612,856        16,948,778
Less shares repurchased          (25,507,624)     (263,490,593)   (28,642,868)     (300,524,284)
------------------------------------------------------------------------------------------------
      Net decrease               (20,207,426)  $  (208,385,442)   (20,822,140)  $  (218,437,557)
================================================================================================
Class K
Shares sold                       10,726,901   $   114,565,490     16,580,160   $   178,167,769
Reinvestment of distributions        915,997         9,728,486        739,931         7,971,557
Less shares repurchased          (12,272,316)     (130,259,161)    (5,149,701)      (55,287,827)
------------------------------------------------------------------------------------------------
      Net increase (decrease)       (629,418)  $    (5,965,185)    12,170,390   $   130,851,499
================================================================================================
Class R
Shares sold                        3,090,429   $    33,530,604      4,960,910   $    54,075,112
Reinvestment of distributions        415,178         4,478,817        498,976         5,446,904
Less shares repurchased           (7,952,799)      (86,275,200)    (6,423,181)      (70,091,376)
------------------------------------------------------------------------------------------------
      Net decrease                (4,447,192)  $   (48,265,779)      (963,295)  $   (10,569,360)
================================================================================================
Class Y
Shares sold                       86,247,740   $   918,479,640    131,079,677   $ 1,405,505,965
Reinvestment of distributions      9,151,383        97,074,075      9,909,431       106,489,252
Less shares repurchased         (116,469,869)   (1,230,787,178)  (138,466,986)   (1,483,652,842)
------------------------------------------------------------------------------------------------
      Net increase (decrease)    (21,070,746)  $  (215,233,463)     2,522,122   $    28,342,375
================================================================================================

The accompanying notes are an integral part of these financial statements.

90 Pioneer Strategic Income Fund | Annual Report | 9/30/18

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year           Year           Year           Year
                                                             Ended        Ended          Ended          Ended          Ended
                                                             9/30/18      9/30/17        9/30/16*       9/30/15*       9/30/14*
----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  10.82     $    10.76     $    10.36     $    11.02     $    10.92
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.35(a)  $     0.37(a)  $     0.40(a)  $     0.35(a)  $     0.44
   Net realized and unrealized gain (loss) on investments       (0.42)          0.04           0.36          (0.47)          0.26
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  (0.07)    $     0.41     $     0.76     $    (0.12)    $     0.70
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.31)    $    (0.33)    $    (0.36)    $    (0.39)    $    (0.44)
   Net realized gain                                               --             --             --          (0.15)         (0.16)
   Tax return of capital                                        (0.02)         (0.02)            --             --             --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.33)    $    (0.35)    $    (0.36)    $    (0.54)    $    (0.60)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.40)    $     0.06     $     0.40     $    (0.66)    $     0.10
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  10.42     $    10.82     $    10.76     $    10.36     $    11.02
==================================================================================================================================
Total return (b)                                                (0.67)%         3.90%          7.50%         (1.20)%         6.54%
Ratio of net expenses to average net assets                      1.03%          1.06%          1.04%          1.05%          1.03%
Ratio of net investment income (loss) to average net assets      3.28%          3.41%          3.80%          3.31%          3.99%
Portfolio turnover rate                                            44%            52%            43%            62%            70%
Net assets, end of period (in thousands)                     $861,517     $1,038,090     $1,289,783     $1,382,327     $1,521,651
==================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 91

------------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year         Year           Year
                                                             Ended        Ended        Ended        Ended          Ended
                                                             9/30/18      9/30/17      9/30/16*     9/30/15*       9/30/14*
------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  10.59     $  10.53     $  10.13     $    10.78     $    10.69
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.27(a)  $   0.29(a)  $   0.32(a)  $     0.28(a)  $     0.35
   Net realized and unrealized gain (loss) on investments       (0.41)        0.04         0.36          (0.47)          0.25
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  (0.14)    $   0.33     $   0.68     $    (0.19)    $     0.60
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.23)    $  (0.25)    $  (0.28)    $    (0.31)    $    (0.35)
   Net realized gain                                               --           --           --          (0.15)         (0.16)
   Tax return of capital                                        (0.02)       (0.02)          --             --             --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.25)    $  (0.27)    $  (0.28)    $    (0.46)    $    (0.51)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.39)    $   0.06     $   0.40     $    (0.65)    $     0.09
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  10.20     $  10.59     $  10.53     $    10.13     $    10.78
==============================================================================================================================
Total return (b)                                                (1.30)%       3.23%        6.88%         (1.90)%         5.76%
Ratio of net expenses to average net assets                      1.69%        1.72%        1.72%          1.72%          1.73%
Ratio of net investment income (loss) to average net assets      2.62%        2.75%        3.12%          2.63%          3.30%
Portfolio turnover rate                                            44%          52%          43%            62%            70%
Net assets, end of period (in thousands)                     $466,033     $697,820     $913,048     $1,026,245     $1,165,468
==============================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account

The accompanying notes are an integral part of these financial statements.

92 Pioneer Strategic Income Fund | Annual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year         Year         Year
                                                             Ended        Ended        Ended        Ended        Ended
                                                             9/30/18      9/30/17      9/30/16*     9/30/15*     9/30/14*
--------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                         $  10.84     $  10.78     $  10.38     $  11.03     $  10.94
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.39(a)  $   0.41(a)  $   0.44(a)  $   0.40(a)  $   0.48
   Net realized and unrealized gain (loss) on investments       (0.41)        0.05         0.37        (0.47)        0.25
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  (0.02)    $   0.46     $   0.81     $  (0.07)    $   0.73
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.36)    $  (0.38)    $  (0.41)    $  (0.43)    $  (0.48)
   Net realized gain                                               --           --           --        (0.15)       (0.16)
   Tax return of capital                                        (0.02)       (0.02)          --           --           --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.38)    $  (0.40)    $  (0.41)    $  (0.58)    $  (0.64)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.40)    $   0.06     $   0.40     $  (0.65)    $   0.09
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  10.44     $  10.84     $  10.78     $  10.38     $  11.03
==========================================================================================================================
Total return (b)                                                (0.23)%       4.36%        7.96%       (0.69)%       6.87%
Ratio of net expenses to average net assets                      0.62%        0.62%        0.62%        0.61%        0.62%
Ratio of net investment income (loss) to average net assets      3.70%        3.83%        4.20%        3.75%        4.37%
Portfolio turnover rate                                            44%          52%          43%          62%          70%
Net assets, end of period (in thousands)                     $379,474     $400,888     $267,495     $200,927     $129,110
==========================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 93

--------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year         Year         Year
                                                             Ended        Ended        Ended        Ended        Ended
                                                             9/30/18      9/30/17      9/30/16*     9/30/15*     9/30/14*
--------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $  11.00     $  10.93     $  10.52     $  11.19     $  11.10
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.32(a)  $   0.33(a)  $   0.37(a)  $   0.32(a)  $   0.40
   Net realized and unrealized gain (loss) on investments       (0.43)        0.05         0.37        (0.48)        0.26
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  (0.11)    $   0.38     $   0.74     $  (0.16)    $   0.66
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.28)    $  (0.29)    $  (0.33)    $  (0.36)    $  (0.41)
   Net realized gain                                               --           --           --        (0.15)       (0.16)
   Tax return of capital                                        (0.02)       (0.02)          --           --           --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.30)    $  (0.31)    $  (0.33)    $  (0.51)    $  (0.57)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.41)    $   0.07     $   0.41     $  (0.67)    $   0.09
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  10.59     $  11.00     $  10.93     $  10.52     $  11.19
==========================================================================================================================
Total return (b)                                                (1.02)%       3.57%        7.17%       (1.54)%       6.04%
Ratio of net expenses to average net assets                      1.34%        1.41%        1.35%        1.38%        1.42%
Ratio of net investment income (loss) to average net assets      2.97%        3.05%        3.49%        2.98%        3.59%
Portfolio turnover rate                                            44%          52%          43%          62%          70%
Net assets, end of period (in thousands)                     $168,043     $223,372     $232,545     $220,653     $203,529
==========================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

94 Pioneer Strategic Income Fund | Annual Report | 9/30/18

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Year           Year           Year           Year           Year
                                                            Ended          Ended          Ended          Ended          Ended
                                                            9/30/18        9/30/17        9/30/16*       9/30/15*       9/30/14*
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                        $    10.82     $    10.76     $    10.36     $    11.01     $    10.92
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $     0.38(a)  $     0.40(a)  $     0.43(a)  $     0.39(a)  $     0.47
   Net realized and unrealized gain (loss) on investments        (0.42)          0.05           0.36          (0.47)          0.25
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $    (0.04)    $     0.45     $     0.79     $    (0.08)    $     0.72
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                    $    (0.34)    $    (0.37)    $    (0.39)    $    (0.42)    $    (0.47)
   Net realized gain                                                --             --             --          (0.15)         (0.16)
   Tax return of capital                                         (0.02)         (0.02)            --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $    (0.36)    $    (0.39)    $    (0.39)    $    (0.57)    $    (0.63)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $    (0.40)    $     0.06     $     0.40     $    (0.65)    $     0.09
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $    10.42     $    10.82     $    10.76     $    10.36     $    11.01
===================================================================================================================================
Total return (b)                                                 (0.34)%         4.23%          7.84%         (0.81)%         6.78%
Ratio of net expenses to average net assets                       0.72%          0.74%          0.73%          0.73%          0.73%
Ratio of net investment income (loss) to average net assets       3.60%          3.72%          4.11%          3.62%          4.27%
Portfolio turnover rate                                             44%            52%            43%            62%            70%
Net assets, end of period (in thousands)                    $3,208,774     $3,560,072     $3,512,802     $3,987,828     $4,105,600
===================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 95

Notes to Financial Statements | 9/30/18

1. Organization and Significant Accounting Policies

Pioneer Strategic Income Fund (the "Fund") is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers six classes of shares designated as Class A, Class C, Class K, Class R, Class T and Class Y shares. Class T shares had not commenced operations as of September 30, 2018. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

96 Pioneer Strategic Income Fund | Annual Report | 9/30/18

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

In August 2018, the SEC released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. GAAP that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 97

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

98 Pioneer Strategic Income Fund | Annual Report | 9/30/18

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At September 30, 2018, seven securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.2% of net assets. The value of these fair valued securities was $9,786,259.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/18 99

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

100 Pioneer Strategic Income Fund | Annual Report | 9/30/18

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).

     At September 30, 2018, the Fund had entered into various forward foreign currency contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The amount of cash deposited with the broker as collateral at September 30, 2018, is recorded as "Forwards collateral" on the Statement of Assets and Liabilities.

     The average market value of forward foreign currency contracts open during the year ended September 30, 2018, was $(38,656,776). Forward foreign currency contracts outstanding at September 30, 2018, are listed in the Schedule of Investments.

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of September 30, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of September 30, 2018, the Fund had no accruals in reserve for repatriation taxes related to capital gains.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/18 101

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     At September 30, 2018, the Fund was permitted to carry forward indefinitely $4,849,543 of short-term losses and $13,471,594 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

     The Fund has elected to defer $39,986,533 of ordinary losses recognized between November 1, 2017 and September 30, 2018 to its fiscal year ending September 30, 2019.

     During the year ended September 30, 2018, a capital loss carryforward of $9,636,073 was utilized to offset net realized gains by the Fund.

     The tax character of distributions paid during the years ended September 30, 2018 and September 30, 2017, were as follows:

     ---------------------------------------------------------------------------
                                                          2018             2017
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                              $172,460,492     $196,626,204
     Tax return of capital                          13,063,521        8,574,701
     ---------------------------------------------------------------------------
        Total                                     $185,524,013     $205,200,905
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at September 30, 2018:

     ---------------------------------------------------------------------------
                                                                           2018
     ---------------------------------------------------------------------------
     Distributable earnings:
     Current year dividend payable                                $  (3,034,903)
     Capital loss carryforward                                      (18,321,137)
     Current year late year loss                                    (39,986,533)
     Net unrealized depreciation                                   (103,454,134)
     ---------------------------------------------------------------------------
        Total                                                     $(164,796,707)
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the mark to market on forward foreign currency contracts, futures contracts, credit default swaps, interest on defaulted bonds and interest accruals on preferred stock.

102 Pioneer Strategic Income Fund | Annual Report | 9/30/18

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $65,613 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2018.

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

H.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in countries with emerging (or developing) markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/18 103

     Interest rates in the U.S. have been historically low and have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

     The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

     With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

     The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

104 Pioneer Strategic Income Fund | Annual Report | 9/30/18

I.   Insurance-Linked Securities ("ILS")

     The Fund invests in event-linked bonds and other ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur and, accordingly, ILS carry significant risk. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

     Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/18 105

J.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at September 30, 2018, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

     Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

     The average market value of contracts open during the year ended September 30, 2018, was $(1,044,843,144). Open futures contracts outstanding at September 30, 2018 are listed in the Schedule of Investments.

K.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the

106 Pioneer Strategic Income Fund | Annual Report | 9/30/18 event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of and for the year ended September 30, 2018, the Fund had no open repurchase agreements.

L.   Credit Default Swap Contracts

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

     As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/18 107

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at September 30, 2018, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

     The average market value of credit default swap contracts open during the year ended September 30, 2018 was $(9,312,364). Open credit default swap contracts at September 30, 2018 are listed in the Schedule of Investments.

M.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as "Written options outstanding" on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as

108 Pioneer Strategic Income Fund | Annual Report | 9/30/18 a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The average market value of written options for the year ended September 30, 2018 was $(465,193). Open written options contracts at September 30, 2018 are listed in the Schedule of Investments.

N.   Purchased Options

     The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund's Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

     The average market value of purchased options contracts open during the year ended September 30, 2018 was $828,772. Open purchased options at September 30, 2018 are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $1 billion, 0.55% on the next $9 billion and 0.50% on assets over $10 billion. For the year ended September 30, 2018, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.56% of the Fund's average daily net assets.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/18 109

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $398,696 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended September 30, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                 $108,350
Class C                                                                   40,464
Class K                                                                    6,076
Class R                                                                    6,470
Class Y                                                                  137,196
--------------------------------------------------------------------------------
  Total                                                                 $298,556
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $112,557 in distribution fees payable to the Distributor at September 30, 2018.

110 Pioneer Strategic Income Fund | Annual Report | 9/30/18

The Fund also has adopted a separate service plan for Class R shares (the "Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended September 30, 2018, CDSCs in the amount of $44,821 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective August 1, 2018, the Fund participates in a credit line facility that is in the amount of $250 million. Prior to August 1, 2018, the credit facility was in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended September 30, 2018, the Fund had no borrowings under the credit facility.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/18 111

6. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Forwards collateral" and/or "Swaps collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

112 Pioneer Strategic Income Fund | Annual Report | 9/30/18

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of September 30, 2018.

----------------------------------------------------------------------------------------------------
                      Derivative
                      Assets
                      Subject to        Derivatives    Non-Cash       Cash           Net Amount
                      Master Netting    Available      Collateral     Collateral     of Derivative
Counterparty          Agreement         for Offset     Received (a)   Received (a)   Assets (b)
----------------------------------------------------------------------------------------------------
Bank of America NA    $     43,288      $        --    $       --     $       --     $    43,288
Brown Brothers
 Harriman & Co.                 --               --            --             --              --
Goldman Sachs
 International             155,302         (105,907)           --        (49,395)             --
JPMorgan Chase
 Bank NA                   233,607         (233,607)           --             --              --
Morgan
 Stanley & Co.             608,517               --            --             --         608,517
State Street
 Bank & Trust Co.               --               --            --             --              --
----------------------------------------------------------------------------------------------------
 Total                $  1,040,714      $  (339,514)   $       --     $  (49,395)    $   651,805
====================================================================================================

----------------------------------------------------------------------------------------------------
                      Derivative
                      Liabilities
                      Subject to        Derivatives    Non-Cash       Cash           Net Amount
                      Master Netting    Available      Collateral     Collateral     of Derivative
Counterparty          Agreement         for Offset     Pledged (a)    Pledged (a)    Liabilities (c)
----------------------------------------------------------------------------------------------------
Bank of America NA    $         --      $        --    $       --     $       --     $        --
Brown Brothers
 Harriman & Co.            102,488               --            --             --         102,488
Goldman Sachs
 International             105,907         (105,907)           --             --              --
JPMorgan Chase
 Bank, NA                1,022,048         (233,607)           --       (788,441)             --
Morgan
 Stanley & Co.                  --               --            --             --              --
State Street
 Bank & Trust Co.        1,043,320               --            --             --       1,043,320
----------------------------------------------------------------------------------------------------
 Total                $  2,273,763      $  (339,514)   $       --     $ (788,441)    $ 1,145,808
====================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/18 113

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at September 30, 2018 was as follows:

---------------------------------------------------------------------------------------------
Statement of Assets and Liabilities

                                                          Foreign
                             Interest      Credit         Exchange        Equity    Commodity
                             Rate Risk     Risk           Rate Risk       Risk      Risk
---------------------------------------------------------------------------------------------
Assets
 Net unrealized
  appreciation on
  futures contracts          $ 9,819,605   $        --    $         --    $   --    $ --
---------------------------------------------------------------------------------------------
  Total Value                $ 9,819,605   $        --    $         --    $   --    $ --
=============================================================================================

114 Pioneer Strategic Income Fund | Annual Report | 9/30/18

---------------------------------------------------------------------------------------------
Statement of Assets and Liabilities

                                                          Foreign
                             Interest      Credit         Exchange        Equity    Commodity
                             Rate Risk     Risk           Rate Risk       Risk      Risk
---------------------------------------------------------------------------------------------
Liabilities
 Written options
   outstanding               $        --   $        --    $  1,170,074    $   --    $ --
 Net unrealized
   depreciation on
   forward foreign
   currency contracts                 --            --       2,075,173        --      --
 Swap contracts, at value             --     8,209,810              --        --      --
---------------------------------------------------------------------------------------------
   Total Value               $        --   $ 8,209,810    $  3,245,247    $   --    $ --
=============================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at September 30, 2018 was as follows:

---------------------------------------------------------------------------------------------
Statement of Operations

                                                          Foreign
                             Interest      Credit         Exchange        Equity    Commodity
                             Rate Risk     Risk           Rate Risk       Risk      Risk
---------------------------------------------------------------------------------------------
Net realized gain (loss) on:
 Written options             $        --   $        --    $   (422,619)   $   --    $ --
 Forward foreign
  currency contracts                  --            --     (11,538,276)       --      --
 Futures contracts            21,387,906            --              --        --      --
 Swap contracts                       --    (3,289,142)             --        --      --
---------------------------------------------------------------------------------------------
  Total Value                $21,387,906   $(3,289,142)   $(11,960,895)   $   --    $ --
=============================================================================================
Change in net unrealized
 appreciation
 (depreciation) on:
 Written options             $        --   $        --    $  1,299,295    $   --    $ --
 Forward foreign
  currency contracts                  --            --      (1,827,328)       --      --
 Futures contracts                10,892            --              --        --      --
 Swap contracts                       --       341,559              --        --      --
---------------------------------------------------------------------------------------------
  Total Value                $    10,892   $   341,559    $   (528,033)   $   --    $ --
=============================================================================================

                     Pioneer Strategic Income Fund | Annual Report | 9/30/18 115

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Strategic Income Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Strategic Income Fund (the "Fund"), including the schedule of investments, as of September 30, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes and the statement of changes in net assets and financial highlights for the year ended September 30, 2017 (collectively referred to as the "financial statements"). The financial highlights for periods ended September 30, 2014, September 30, 2015 and September 30, 2016 were audited by another independent registered public accounting firm whose report, dated November 22, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at September 30, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and financial highlights for the year ended September 30, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

116 Pioneer Strategic Income Fund | Annual Report | 9/30/18

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Fund's auditor since 2017.
Boston, Massachusetts
November 28, 2018

                     Pioneer Strategic Income Fund | Annual Report | 9/30/18 117

ADDITIONAL INFORMATION

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 77.66%.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

118 Pioneer Strategic Income Fund | Annual Report | 9/30/18

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/18 119

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Strategic Income Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2018 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2018, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees

120 Pioneer Strategic Income Fund | Annual Report | 9/30/18 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/18 121

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

122 Pioneer Strategic Income Fund | Annual Report | 9/30/18

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/18 123

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

124 Pioneer Strategic Income Fund | Annual Report | 9/30/18

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/18 125

Independent Trustees

----------------------------------------------------------------------------------------------------------------------------
Name, Age and Position           Term of Office and                                                Other Directorships
Held With the Fund               Length of Service        Principal Occupation                     Held by Trustee
----------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (67)             Trustee since 2006.      Private investor (2004 - 2008 and 2013   Director, Broadridge
Chairman of the Board            Serves until a           - present); Chairman (2008 - 2013) and   Financial Solutions, Inc.
and Trustee                      successor trustee is     Chief Executive Officer (2008 - 2012),   (investor communications
                                 elected or earlier       Quadriserv, Inc. (technology products    and securities processing
                                 retirement or removal.   for securities lending industry); and    provider for financial
                                                          Senior Executive Vice President, The     services industry) (2009
                                                          Bank of New York (financial and          - present); Director,
                                                          securities services) (1986 - 2004)       Quadriserv, Inc. (2005 -
                                                                                                   2013); and Commissioner,
                                                                                                   New Jersey State Civil
                                                                                                   Service Commission (2011
                                                                                                   - 2015)
----------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)               Trustee since 2005.      Managing Partner, Federal City Capital   Director of New York
Trustee                          Serves until a           Advisors (corporate advisory services    Mortgage Trust
                                 successor trustee is     company) (1997 - 2004 and 2008 -         (publicly-traded mortgage
                                 elected or earlier       present); Interim Chief Executive        REIT) (2004 - 2009, 2012
                                 retirement or removal.   Officer, Oxford Analytica, Inc.          - present); Director of
                                                          (privately held research and             The Swiss Helvetia Fund,
                                                          consulting company) (2010); Executive    Inc. (closed-end fund)
                                                          Vice President and Chief Financial       (2010 - 2017); Director
                                                          Officer, I-trax, Inc. (publicly traded   of Oxford Analytica, Inc.
                                                          health care services company) (2004 -    (2008 - 2015); and
                                                          2007); and Executive Vice President      Director of Enterprise
                                                          and Chief Financial Officer, Pedestal    Community Investment,
                                                          Inc. (internet-based mortgage trading    Inc. (privately-held
                                                          company) (2000 - 2002); Private          affordable housing
                                                          Consultant (1995 - 1997); Managing       finance company) (1985 -
                                                          Director, Lehman Brothers (1992 -        2010)
                                                          1995); and Executive, The World Bank
                                                          (1979 - 1992)
----------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74)        Trustee since 2008.      William Joseph Maier Professor of        Trustee, Mellon
Trustee                          Serves until a           Political Economy, Harvard University    Institutional Funds
                                 successor trustee is     (1972 - present)                         Investment Trust and
                                 elected or earlier                                                Mellon Institutional
                                 retirement or removal.                                            Funds Master Portfolio
                                                                                                   (oversaw 17 portfolios in
                                                                                                   fund complex) (1989 -
                                                                                                   2008)
----------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (71)        Trustee since 1999.      Founding Director, Vice President and    None
Trustee                          Serves until a           Corporate Secretary, The Winthrop
                                 successor trustee is     Group, Inc. (consulting firm) (1982 -
                                 elected or earlier       present); Desautels Faculty of
                                 retirement or removal.   Management, McGill University (1999 -
                                                          2017); and Manager of Research
                                                          Operations and Organizational
                                                          Learning, Xerox PARC, Xerox's advance
                                                          research center (1990-1994)
----------------------------------------------------------------------------------------------------------------------------

126 Pioneer Strategic Income Fund | Annual Report | 9/30/18

----------------------------------------------------------------------------------------------------------------------------
Name, Age and Position           Term of Office and                                                Other Directorships
Held With the Fund               Length of Service        Principal Occupation                     Held by Trustee
----------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)         Trustee since 2017.      Chief Investment Officer, 1199 SEIU      None
Trustee                          (Advisory Trustee from   Funds (healthcare workers union
                                 2014 - 2017) Serves      pension funds) (2001 - present); Vice
                                 until a successor        President, International Investments
                                 trustee is elected or    Group, American International Group,
                                 earlier retirement or    Inc. (insurance company) (1993 -
                                 removal.                 2001); Vice President, Corporate
                                                          Finance and Treasury Group, Citibank,
                                                          N.A. (1980 - 1986 and 1990 - 1993);
                                                          Vice President, Asset/Liability
                                                          Management Group, Federal Farm Funding
                                                          Corporation (government-sponsored
                                                          issuer of debt securities) (1988 -
                                                          1990); Mortgage Strategies Group,
                                                          Shearson Lehman Hutton, Inc.
                                                          (investment bank) (1987 - 1988); and
                                                          Mortgage Strategies Group, Drexel
                                                          Burnham Lambert, Ltd. (investment
                                                          bank) (1986 - 1987)
----------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)         Trustee since 1999.      President and Chief Executive Officer,   Director of New America
Trustee                          Serves until a           Newbury Piret Company (investment        High Income Fund, Inc.
                                 successor trustee is     banking firm) (1981 - present)           (closed-end investment
                                 elected or earlier                                                company) (2004 -
                                 retirement or removal.                                            present); and Member,
                                                                                                   Board of Governors,
                                                                                                   Investment Company
                                                                                                   Institute (2000 - 2006)
----------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)           Trustee since 2014.      Consultant (investment company           None
Trustee                          Serves until a           services) (2012 - present); Executive
                                 successor trustee is     Vice President, BNY Mellon (financial
                                 elected or earlier       and investment company services) (1969
                                 retirement or removal.   - 2012); Director, BNY International
                                                          Financing Corp. (financial services)
                                                          (2002 - 2012); and Director, Mellon
                                                          Overseas Investment Corp. (financial
                                                          services) (2009 - 2012)
----------------------------------------------------------------------------------------------------------------------------

                     Pioneer Strategic Income Fund | Annual Report | 9/30/18 127

Interested Trustees

----------------------------------------------------------------------------------------------------------------------------
Name, Age and Position           Term of Office and                                                Other Directorships
Held With the Fund               Length of Service        Principal Occupation                     Held by Trustee
----------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (56)*              Trustee since 2017.      Director, CEO and President of Amundi    None
Trustee, President and           Serves until a           Pioneer Asset Management USA, Inc.
Chief Executive Officer          successor trustee is     (since September 2014); Director, CEO
                                 elected or earlier       and President of Amundi Pioneer Asset
                                 retirement or removal    Management, Inc. (since September
                                                          2014); Director, CEO and President of
                                                          Amundi Pioneer Distributor, Inc.
                                                          (since September 2014); Director, CEO
                                                          and President of Amundi Pioneer
                                                          Institutional Asset Management, Inc.
                                                          (since September 2014); Chair, Amundi
                                                          Pioneer Asset Management USA, Inc.,
                                                          Amundi Pioneer Distributor, Inc. and
                                                          Amundi Pioneer Institutional Asset
                                                          Management, Inc. (September 2014 -
                                                          2018); Managing Director, Morgan
                                                          Stanley Investment Management (2010 -
                                                          2013); and Director of Institutional
                                                          Business, CEO of International, Eaton
                                                          Vance Management (2005 - 2010)
----------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*          Trustee since 2014.      Director and Executive Vice President    None
Trustee                          Serves until a           (since 2008) and Chief Investment
                                 successor trustee is     Officer, U.S. (since 2010) of Amundi
                                 elected or earlier       Pioneer Asset Management USA, Inc.;
                                 retirement or removal    Executive Vice President and Chief
                                                          Investment Officer, U.S. of Amundi
                                                          Pioneer (since 2008); Executive Vice
                                                          President of Amundi Pioneer
                                                          Institutional Asset Management, Inc.
                                                          (since 2009); and Portfolio Manager of
                                                          Amundi Pioneer (since 1999)
----------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

128 Pioneer Strategic Income Fund | Annual Report | 9/30/18

Fund Officers

----------------------------------------------------------------------------------------------------------------------------
Name, Age and Position           Term of Office and                                                Other Directorships
Held With the Fund               Length of Service        Principal Occupation                     Held by Officer
----------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (53)       Since 2010. Serves at    Vice President and Associate General     None
Secretary and Chief              the discretion of the    Counsel of Amundi Pioneer since
Legal Officer                    Board                    January 2008; Secretary and Chief
                                                          Legal Officer of all of the Pioneer
                                                          Funds since June 2010; Assistant
                                                          Secretary of all of the Pioneer Funds
                                                          from September 2003 to May 2010; and
                                                          Vice President and Senior Counsel of
                                                          Amundi Pioneer from July 2002 to
                                                          December 2007
----------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)           Since 2010. Serves at    Fund Governance Director of Amundi       None
Assistant Secretary              the discretion of the    Pioneer since December 2006 and
                                 Board                    Assistant Secretary of all the Pioneer
                                                          Funds since June 2010; Manager - Fund
                                                          Governance of Amundi Pioneer from
                                                          December 2003 to November 2006; and
                                                          Senior Paralegal of Amundi Pioneer
                                                          from January 2000 to November 2003
----------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (55)                Since 2010. Serves at    Senior Counsel of Amundi Pioneer since   None
Assistant Secretary              the discretion of the    May 2013 and Assistant Secretary of
                                 Board                    all the Pioneer Funds since June 2010;
                                                          and Counsel of Amundi Pioneer from
                                                          June 2007 to May 2013
----------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)             Since 2008. Serves at    Vice President - Fund Treasury of        None
Treasurer and Chief Financial    the discretion of the    Amundi Pioneer; Treasurer of all of
and Accounting Officer           Board                    the Pioneer Funds since March 2008;
                                                          Deputy Treasurer of Amundi Pioneer
                                                          from March 2004 to February 2008; and
                                                          Assistant Treasurer of all of the
                                                          Pioneer Funds from March 2004 to
                                                          February 2008
----------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)            Since 2000. Serves at    Director - Fund Treasury of Amundi       None
Assistant Treasurer              the discretion of the    Pioneer; and Assistant Treasurer of
                                 Board                    all of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)               Since 2002. Serves at    Senior Manager - Fund Treasury of        None
Assistant Treasurer              the discretion of the    Amundi Pioneer; and Assistant
                                 Board                    Treasurer of all of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)            Since 2009. Serves at    Senior Manager - Fund Treasury of        None
Assistant Treasurer              the discretion of the    Amundi Pioneer since November 2008;
                                 Board                    Assistant Treasurer of all of the
                                                          Pioneer Funds since January 2009; and
                                                          Client Service Manager - Institutional
                                                          Investor Services at State Street Bank
                                                          from March 2003 to March 2007
----------------------------------------------------------------------------------------------------------------------------

                    Pioneer Strategic Income Fund | Annual Report | 9/30/18 129

----------------------------------------------------------------------------------------------------------------------------
Name, Age and Position           Term of Office and                                                Other Directorships
Held With the Fund               Length of Service        Principal Occupation                     Held by Officer
----------------------------------------------------------------------------------------------------------------------------
John Malone (47)                 Since 2010. Serves at    Senior Vice President, Chief             None
Chief Compliance Officer         the discretion of the    Compliance Officer of Amundi Pioneer
                                 Board                    and of all the Pioneer Funds since
                                                          September 2018; Chief Compliance
                                                          Officer of Amundi Pioneer
                                                          Institutional Asset Management, Inc.
                                                          since September 2018; Director of
                                                          Adviser and Portfolio Compliance at
                                                          Amundi Pioneer since September 2018;
                                                          and Chief Compliance Officer of Amundi
                                                          Pioneer Distributor, Inc. since
                                                          January 2014
----------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)             Since 2006. Serves at    Vice President - Investor Services       None
Anti-Money Laundering            the discretion of the    Group of Amundi Pioneer and Anti-Money
Officer                          Board                    Laundering Officer of all the Pioneer
                                                          Funds since 2006
----------------------------------------------------------------------------------------------------------------------------

130 Pioneer Strategic Income Fund | Annual Report | 9/30/18

                          This page is for your notes.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/18 131

                          This page is for your notes.

132 Pioneer Strategic Income Fund | Annual Report | 9/30/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 19437-12-1118

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund was $89,000
payable to Ernst & Young LLP for the year ended
September 30, 2018 and $74,000 payable
for the year ended September 30, 2017.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2018 or 2017.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Fund were $10,115
payable to Ernst & Young LLP for the year ended
September 30, 2018 and $10,115
for the year ended September 30, 2017.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2018 or 2017.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended September 30 2018 and 2017, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $10,115 payable to Ernst & Young LLP for the year ended
September 30, 2018 and $10,115 for the year ended
September 30, 2017.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Strategic Income Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 29, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 29, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 29, 2018

* Print the name and title of each signing officer under his or her signature.